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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2009 through October 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

Pioneer Global Aggregate
Bond Fund

--------------------------------------------------------------------------------
Annual Report | October 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             9
Prices and Distributions                                     10
Performance Update                                           11
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         33
Notes to Financial Statements                                40
Report of Independent Registered Public Accounting Firm      49
Trustees, Officers and Service Providers                     51


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    3

Portfolio Management Discussion | 10/31/10

Global fixed-income markets, despite shifting trends precipitated by a variety of influences, delivered positive results for the 12 months ended October 31, 2010. Over the full 12-month period, corporate bonds and other credit-sensitive securities provided the best relative returns as the world economy continued to recover from recession. In the following interview, Charles Melchreit discusses the performance of Pioneer Global Aggregate Bond Fund during the 12-month period ended October 31, 2010. Mr. Melchreit, vice president, is responsible for the day-to-day management of the Fund along with Tanguy Le Saout, Head of Government Bond and Value-at-Risk (VAR) portfolios for Pioneer in Europe.

Q  How did the Fund perform during the 12 months ended October 31, 2010?

A Pioneer Global Aggregate Bond Fund Class A shares returned 7.21% at net asset value over the 12 months ended October 31, 2010, while the Fund's benchmark, the Barclays Capital Global Aggregate Bond Index (the Barclays Index), returned 6.89%. Over the same period, the average return of the 159 mutual funds in Lipper's Global Income Funds category was 9.62%. On October 31, 2010, the 30-day SEC yield on the Fund's Class A shares was 2.15%.

Q What was the investment environment like during the 12 months ended October 31, 2010?

A It was a choppy period in the world's fixed-income markets. Credit-sensitive securities, led by corporate bonds, generally outperformed higher-quality securities during a period in which global economic growth appeared to strengthen. At the same time, government sovereign debt markets experienced a great deal of volatility, especially in Europe, where problems caused by high budget deficits were most evident in countries such as Greece, Ireland and Portugal. Moreover, rising concerns about housing markets in countries such as Italy and Spain added to worries about European markets. The economies of northern European countries such as Germany, Switzerland and the Scandinavian countries, however, appeared healthier.

   Despite periodic concerns that the global economic recovery might be weakening, corporate bonds generally delivered solid, positive returns as corporations continued to reduce debts, strengthen their balance sheets and improve their profit margins. Nevertheless, corporate bonds did struggle at times, most notably in the spring and early summer of 2010, as it became clear that the strong economic rebound of late 2009 and early 2010 was starting to weaken, particularly in the United States. Business executives


4    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10
   became somewhat more cautious about their capital spending, while many consumers focused on paying down debts rather than increasing spending. Meanwhile, some of the effects of the Federal government's stimulus spending began tapering off. After Federal Reserve Board (the Fed) Chairman Ben Bernanke outlined new plans to inject more financial liquidity into the economy, however, market trends reversed in late summer 2010 and investors again became attracted to corporate securities, including high-yield bonds in addition to stocks.

   Commodity-producing economies such as Canada, Australia and Norway generally experienced less volatility as commodity prices rose in response to rising demand, especially from emerging market nations that appeared to be leading the global economic recovery.

   Interest rates, overall, tended to continue to decline, generally supporting bond prices. Currency markets experienced some volatility, with the euro and euro-linked currencies most affected by the debt problems in Europe. Commodity-linked currencies generally gained. The U.S. dollar produced mixed results, while the Japanese yen was seen as a relatively safe currency haven for most of the 12-month period.

Q What were the principal factors that influenced the Fund's performance over the 12 months ended October 31, 2010?

A Duration management had a positive influence on the Fund's performance results. We maintained a long duration for the Fund during the 12-month period (duration is a measure of the price sensitivity of a bond portfolio to changes in interest rates); this helped performance, especially on investments in the United States, Germany and the Netherlands, where interest rates declined and bond prices rose. The Fund had shorter duration positions in other developed markets, such as the United Kingdom and Japan. While interest rates declined in those markets, the effects were less significant. In commodity-producing economies, where some central banks moved to reduce inflationary pressures by raising short-term interest rates, we tended to keep the duration of the Fund's investments shorter than the benchmark Barclays Index. That positioning helped the Fund's performance results. At the end of the Fund's fiscal year on October 31, 2010, the average effective duration of the Fund's assets was 4.65 years.

   The Fund's emphasis on corporate securities and underweight positions in sovereign government debt provided further support to performance over the 12-month period. We placed the greatest focus on investment-grade corporate bonds, which outperformed government credits, including U.S. Treasury and government agency securities.

   At the end of the Fund's fiscal year on October 31, 2010, the Fund had 22% of its assets invested in U.S. investment-grade corporate bonds. The Fund


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    5
   did have another 18.5% of assets invested in mortgage-backed securities, but in that area we placed an emphasis on non-agency mortgages rather than government agency securities. International investment-grade debt represented 40.2% of Fund assets, while U.S. high-yield bonds accounted for 2.7% of Fund assets. U.S. Treasuries and government agency bonds accounted for 5.8% of Fund assets.

   The Fund's currency positioning, however, tended to hold back relative performance results during the 12-month period, as we overweighted the U.S. dollar, which weakened relative to the currencies of commodity-producing countries.

Q What types of investments had notable impacts on the Fund's performance over the 12 months ended October 31, 2010?

A The Fund's longer-duration positions in some sovereign government bonds of the United States, Germany and Japan all performed nicely as interest rates moved lower. Holdings in Canadian Housing Trust bonds also added to the Fund's performance results, as did investments in some high-coupon, U.S. Fannie Mae mortgage-backed debt.

   On the downside, the Fund did have an investment in short-duration German government securities, which underperformed. The Fund was underweighted, relative to the Barclays Index, in Spanish and Italian government bonds, but the small positions nevertheless held back the Fund's performance on an absolute basis.

   While the Fund's overall exposure to corporate bonds helped performance, an investment in the high-yield debt of First Data, a U.S. company specializing in processing electronic transactions, underperformed.

Q Was the Fund's performance during the 12-month period materially affected by the use of derivatives as an investment strategy?

A During part of the period, the Fund held an investment in a Japanese forward-currency contract. The position turned out to have a minor, negative influence on Fund performance. The Fund had maintained an overweighted exposure to the Japanese yen for most of the Fund's fiscal year and we invested in the forward-currency contract for part of the 12-month period to reduce the risks posed by the longer yen positioning. Even though the Japanese yen strengthened over the entire 12-month period ended October 31, 2010, it weakened during the period in which the Fund held the forward-currency contract. As a consequence, the use of the derivative investment slightly detracted from the Fund's overall performance results.


6    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Q What is your investment outlook?

A We continue to favor corporate debt and other credit-sensitive securities, as their yield spreads (the difference in yields between higher- and lower-rated debt) still appear compelling relative to government securities, especially against a backdrop of improving economic conditions. We also are positive about the prospects for the U.S. dollar against foreign currencies, especially the euro. That is not our view of the currencies of commodity-exporting nations such as Canada and Australia, however, which we think have the potential to continue gaining against the dollar. We think that the dollar also may weaken against some emerging market currencies.

   In our duration management, we have positioned the Fund against the possibility of eventual increases in interest rates by establishing a relatively short duration in the United States, and by investing part of the Fund in floating-rate securities. We do expect interest rates to remain low for the next few months, however, as the Fed maintains its highly accommodative monetary policy. We expect that the Fed eventually will start raising rates, however, when signs of better employment conditions and inflationary pressures begin appearing. In managing the Fund, we have been avoiding investments in securities with maturities between two and five years, as they are particularly vulnerable to rising interest rates.


Please refer to the Schedule of Investments on pages 16-32 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    7

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Portfolio Summary | 10/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Foreign Government Bonds                34.8%
Corporate Bonds                         34.2%
U.S. Government Securities              13.6%
Collateralized Mortgage Obligations     12.6%
Asset Backed Securities                  3.4%
Municipal Bonds                          1.1%
Convertible Corporate Bonds              0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*


    1.    Japan Government 5-Yr, 1.2%, 3/20/12                        3.82%
    2.    Bundesrepublik Deutschland, 6.5%, 7/4/27                    2.49
    3.    Federal National Mortgage Association, 6.5%, 4/1/38         2.40
    4.    Japan Government 10-Yr, 1.7%, 9/20/16                       2.19
    5.    U.S. Treasury Inflation Notes, 2.5%, 1/15/29                2.05
    6.    Canada Housing Trust, 3.55%, 9/15/13                        1.90
    7.    Japan Government 20-Yr, 1.5%, 3/20/19                       1.84
    8.    France Government Bond, 3.0%, 10/25/15                      1.79
    9.    Federal Home Loan Mortgage Corp., 6.5%, 8/1/37              1.63
   10.    Bonos Y Oblig Del Es, 4.4%, 1/31/15                         1.55

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    9

Prices and Distributions | 10/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------------
     Class        10/31/10           10/31/09
---------------------------------------------
       A           $ 11.19            $ 10.84
---------------------------------------------
       C           $ 11.19            $ 10.82
---------------------------------------------
       Y           $ 11.22            $ 10.85
---------------------------------------------

Distributions per Share: 10/31/09-10/31/10
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
            Net Investment        Short-Term             Long-Term
    Class       Income          Capital Gains          Capital Gains
-------------------------------------------------------------------------
      A        $ 0.3960              $ --                 $ 0.0104
-------------------------------------------------------------------------
      C        $ 0.2996              $ --                 $ 0.0104
-------------------------------------------------------------------------
      Y        $ 0.4056              $ --                 $ 0.0104
-------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.


10    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             Net Asset     Public Offering
Period                       Value (NAV)   Price (POP)
----------------------------------------------------------
Life-of-Class
(12/28/07)                   7.72%         6.00%
1 Year                       7.21          2.39
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010, as
revised June 4, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                             2.90%         1.00%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                        Barclays
                           Pioneer      Capital
                            Global       Global
                          Aggregate    Aggregate
                          Bond Fund    Bond Index
12/07                        9,550      10,000
10/08                        9,100       9,589
10/09                       11,064      11,354
10/10                       11,861      12,136


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    11

Performance Update | 10/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             If           If
Period                       Held         Redeemed
----------------------------------------------------------
Life-of-Class
(12/28/07)                   6.83%         6.83%
1 Year                       6.45          6.45
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010, as
revised June 4, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                             3.57%         1.90%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                        Barclays
                           Pioneer      Capital
                            Global       Global
                          Aggregate    Aggregate
                          Bond Fund    Bond Index
12/07                       10,000      10,000
10/08                        9,452       9,589
10/09                       11,395      11,354
10/10                       12,130      12,136


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Performance Update| 10/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital Global Aggregate Bond Index.


Average Annual Total Returns
(As of October 31, 2010)
----------------------------------------------------------
                             If            If
Period                       Held          Redeemed
----------------------------------------------------------
Life-of-Class
(12/28/07)                   7.88%         7.88%
1 Year                       7.48          7.48
----------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2010, as
revised June 4, 2010)
----------------------------------------------------------
                             Gross         Net
----------------------------------------------------------
                             2.48%         2.48%
----------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $5,000,000 Investment

                                        Barclays
                           Pioneer      Capital
                            Global       Global
                          Aggregate    Aggregate
                          Bond Fund    Bond Index
12/31/2007                  5,000,000   5,000,000
10/31/2008                  4,767,893   4,794,284
10/31/2009                  5,801,982   5,677,007
10/31/2010                  6,235,980   6,068,024


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from May 1, 2010, through October 31, 2010.


--------------------------------------------------------------------------------
Share Class                            A                C                Y
--------------------------------------------------------------------------------
Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
on 5/1/10
--------------------------------------------------------------------------------
Ending Account Value               $ 1,076.30       $ 1,072.54       $ 1,076.85
(after expenses) on 10/31/10
--------------------------------------------------------------------------------
Expenses Paid During Period*       $     5.23       $     9.93       $     4.92
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.94% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365.


14    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2010, through October 31, 2010.


--------------------------------------------------------------------------------
Share Class                            A                C                Y
--------------------------------------------------------------------------------
Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
on 5/1/10
--------------------------------------------------------------------------------
Ending Account Value               $ 1,020.16       $ 1,015.63       $ 1,020.47
(after expenses) on 10/31/10
--------------------------------------------------------------------------------
Expenses Paid During Period*       $     5.09       $     9.65       $     4.79
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.94% for Class A, Class C, and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    15

Schedule of Investments | 10/31/10


-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------
                                         CONVERTIBLE CORPORATE BONDS -- 0.3%
                                         ENERGY -- 0.1%
                                         Coal & Consumable Fuels -- 0.1%
    20,000                    BB-/NR     Massey Energy Co., 3.25%, 8/1/15             $    19,125
                                                                                      -----------
                                         Total Energy                                 $    19,125
-------------------------------------------------------------------------------------------------
                                         BANKS -- 0.2%
                                         Regional Banks -- 0.2%
    20,000                     A/A3      National City Corp., 4.0%, 2/1/11            $    20,075
                                                                                      -----------
                                         Total Banks                                  $    20,075
-------------------------------------------------------------------------------------------------
                                         TOTAL CONVERTIBLE CORPORATE BONDS
                                         (Cost $33,291)                               $    39,200
-------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 3.0%
                                         MATERIALS -- 0.3%
                                         Steel -- 0.3%
    37,680         0.73       AA+/Aa3    Nomura Home Equity Loan, Inc., Floating
                                         Rate Note, 5/25/35                           $    36,658
                                                                                      -----------
                                         Total Materials                              $    36,658
-------------------------------------------------------------------------------------------------
                                         BANKS -- 1.6%
                                         Diversified Banks -- 0.2%
    23,653         0.24       AAA/Aa1    Wells Fargo Home Equity, Floating Rate
                                         Note, 4/25/37                                $    23,015
-------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 1.4%
     9,450                   BBB/Baa3    Citigroup Mortgage Loan, 0.34606%,
                                         1/25/37                                      $     9,192
     2,928         0.36       AAA/Aa3    Citigroup Mortgage Loan Trust, Floating
                                         Rate Note, 10/25/36                                2,919
    25,000         0.74       AA+/A3     Countrywide Asset Backed Certificates,
                                         Floating Rate Note, 11/25/35                      23,185
    26,600         0.63      AAA/Baa2    Countrywide Asset-Backed Certificates,
                                         Floating Rate Note, 1/25/36                       24,326
    34,716         0.27       AAA/Ba2    Countrywide Asset-Backed Certificates,
                                         Floating Rate Note, 12/25/35                      33,556
    22,109         5.56       AAA/A2     CRMSI 2006-2 A3, Floating Rate Note,
                                         9/25/36                                           22,319
       819         0.52       AAA/Aa2    GSAMP Trust, Floating Rate Note,
                                         11/25/35                                             818
     9,324         0.69        A/A2      GSAMP Trust, Floating Rate Note,
                                         3/25/35                                            8,966
    11,509         0.64       AAA/Aa1    GSAMP Trust, Floating Rate Note,
                                         9/25/35                                           11,214
     3,809         0.03       AAA/A1     Morgan Stanley ABS Capital, Inc., Floating
                                         Rate Note, 10/25/36                                3,801
     4,808         0.32        B/B1      Morgan Stanley ABS Capital, Inc., Floating
                                         Rate Note, 12/25/36                                4,579

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
      615          0.31       A-/Baa3     Morgan Stanley Ixis Real Estate, Floating
                                          Rate Note, 11/25/36                         $       612
   26,327          0.52       AAA/Aa3     Option One Mortgage Loan Trust, Floating
                                          Rate Note, 11/25/35                              24,720
   20,000          0.67       AA+/A3      RASC 2005-KS7 M1, Floating Rate Note,
                                          8/25/35                                          18,819
   12,196          0.51       BB/Baa1     SASC 2007-BC4 A3, Floating Rate Note,
                                          11/25/37                                         11,742
                                                                                      -----------
                                                                                      $   200,768
                                                                                      -----------
                                          Total Banks                                 $   223,783
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.7%
                                          Diversified Financial Services -- 0.4%
   16,891                      AA/NR      DT Auto Owner Trust, 5.92%, 10/15/15        $    16,966
   50,000          0.75       AA-/A3      Long Beach Mortgage Loan Trust, Floating
                                          Rate Note, 4/25/35                               45,801
                                                                                      -----------
                                                                                      $    62,767
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.3%
   27,476          5.32       NR/Baa1     Irwin Home Equity Corp., Floating Rate
                                          Note, 6/25/35                               $    26,745
    9,559          0.63       AAA/Aaa     New Century Home Equity Loan, Floating
                                          Rate Note, 3/25/35                                9,080
                                                                                      -----------
                                                                                      $    35,825
                                                                                      -----------
                                          Total Diversified Financials                $    98,592
-------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.4%
   50,000                     AAA/Aaa     Federal National Mortgage Association,
                                          5.5%, 2/15/33                               $    53,106
                                                                                      -----------
                                          Total Government                            $    53,106
-------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $396,730)                             $   412,139
-------------------------------------------------------------------------------------------------
                                          COLLATERALIZED MORTGAGE
                                          OBLIGATIONS -- 11.2%
                                          MATERIALS -- 0.4%
                                          Forest Products -- 0.4%
   50,000                     AAA/Aa1     TSTAR 2006-1A A, 5.668%, 10/15/36           $    55,853
                                                                                      -----------
                                          Total Materials                             $    55,853
-------------------------------------------------------------------------------------------------
                                          BANKS -- 7.2%
                                          Thrifts & Mortgage Finance -- 7.2%
   32,070                     NR/Aaa      Bank of America Alternative Loan Trust,
                                          5.0%, 7/25/19                               $    33,199
   35,142          0.71       NR/Aaa      Bank of America Alternative Loan Trust,
                                          Floating Rate Note, 12/25/33                     32,354

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    17

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    19,672                     NR/Aaa     Bank of America Alternative Loan Trust,
                                          5.5%, 9/25/33                                $    20,085
    30,968                     AAA/NR     Bank of America Funding Corp., 5.5%,
                                          1/25/36                                           32,461
    41,921                     AAA/Aaa    Bear Stearns Adjustable Rate Mortgage,
                                          4.754%, 10/25/33                                  41,048
    22,885                     AAA/Aaa    Citigroup Commercial Mortgage, 4.639%,
                                          5/15/43                                           23,467
     6,057                     NR/Aaa     Citigroup Commercial Mortgage, 5.273%,
                                          10/15/49                                           6,112
    11,443                     AAA/Aa1    Countrywide Alternative Loan Trust, 4.25%,
                                          4/25/34                                           11,420
     9,953                     AAA/AAA    Countrywide Alternative Loan Trust, 5.0%,
                                          7/25/18                                           10,273
    14,927                     AAA/A1     Countrywide Alternative Loan Trust, 5.5%,
                                          1/25/35                                           14,973
    19,093                     AAA/Aa1    Countrywide Alternative Loan Trust, 5.5%,
                                          4/25/34                                           19,362
    30,854                     AAA/A1     Countrywide Alternative Loan Trust, 5.0%,
                                          8/25/19                                           31,755
    33,114   0.71              AAA/NR     Countrywide Alternative Loan Trust,
                                          Floating Rate Note, 8/25/18                       30,753
     7,368                     AAA/Aaa    CWHL 2004-5 1A1, 5.0%, 6/25/34                     7,536
    19,601                     AAA/Aaa    GS Mortgage Securities Corp., II, 7.12%,
                                          11/18/29                                          20,871
    26,897                     AAA/Aa3    JP Morgan Mortgage Trust, 6.0%,
                                          8/25/34                                           24,911
    15,000                     AAA/Aaa    JPMCC 2002-C3 B, 5.146%, 7/12/35                  15,724
    12,123   4.98              AAA/Aaa    JPMMT 2004-A1 3A1, Floating Rate Note,
                                          2/25/34                                           12,443
    29,398                     AAA/NR     Master Alternative Loans Trust, 5.5%,
                                          2/25/35                                           29,702
    31,135                     AAA/NR     Master Alternative Loans Trust, 4.5%,
                                          1/25/15                                           30,922
    16,832                      AA/NR     Master Alternative Loans Trust, 5.5%,
                                          10/25/19                                          17,275
    35,990                     AAA/AAA    Master Alternative Loans Trust, 6.0%,
                                          7/25/34                                           36,659
    21,134   6.73              BBB/NR     Master Seasoned Securities Trust, Floating
                                          Rate Note, 9/25/32                                22,014
     8,415                     AAA/Aaa    Merrill Lynch Mortgage Trust, 4.556%,
                                          6/12/43                                            8,685
    17,336   0.49              AAA/Aaa    MLCC Mortgage Investors, Inc., Floating
                                          Rate Note, 4/25/29                                16,312
    11,473                    BBB/Baa1    RAAC Series, 6.0%, 1/25/32                        11,868

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    95,494                    AAA/Aaa     Wachovia Bank Commercial, 4.368%,
                                          8/15/41                                      $    99,494
    41,788                    AAA/Aaa     Wachovia Bank Commercial Mortgage,
                                          4.957%, 8/15/35                                   42,179
 7,240,750   0.01             AAA/Aaa     Wachovia Bank Commercial Mortgage
                                          Trust, Floating Rate Note, 6/15/45                 8,942
     7,360                     BB/NR      WaMu Mortgage Pass Trust, 4.82069%,
                                          9/25/35                                            7,334
    20,363                    AAA/NR      WaMu Mortgage Pass Through Certificates,
                                          2.73272%, 1/25/35                                 20,198
    19,077   0.49             AAA/Aa1     WaMu Mortgage Pass-Through Certificates,
                                          Floating Rate Note, 4/25/45                       15,510
   100,000                    NR/Aaa      Wells Fargo Commercial Mortgage,
                                          3.349%, 10/15/57                                 102,997
    20,528                     A/B1       Wells Fargo Mortgage, 5.5%, 10/25/35              20,767
    28,738   0.00              A-/NR      Wells Fargo Mortgage Backed Securities,
                                          Floating Rate Note, 4/25/36                       28,375
    42,535                    AAA/A1      Wells Fargo Mortgage Backed Securities,
                                          5.0%, 11/25/36                                    43,615
    16,202                     NR/B2      Wells Fargo Mortgage Backed Securities,
                                          5.0%, 3/25/21                                     16,209
    20,844                    AAA/NR      Wells Fargo Mortgage Backed Securities,
                                          5.25%, 8/25/33                                    21,635
                                                                                       -----------
                                                                                       $   989,439
                                                                                       -----------
                                          Total Banks                                  $   989,439
--------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 3.1%
                                          Consumer Finance -- 0.1%
    15,805                    AAA/Aaa     GMAC Mortgage Corp., Loan Trust, 5.5%,
                                          11/25/33                                     $    16,525
--------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 2.7%
    23,187                    AA-/NR      Bank of America Mortgage Securities,
                                          5.5%, 11/25/34                               $    23,971
     8,263                    AAA/NR      Bank of America Mortgage Securities,
                                          5.75%, 1/25/35                                     8,579
    24,779   2.75             AAA/Aaa     Bank of America Mortgage Securities,
                                          Floating Rate Note, 6/25/34                       23,345
    14,576   5.12             AAA/NR      Bank of America Mortgage Securities,
                                          Floating Rate Note, 9/25/35                       14,141
    23,505                    AAA/NR      Bank of America Mortgage Securities, Inc.,
                                          5.0%, 8/25/33                                     23,532
    16,284                     NR/A2      Citicorp Mortgage Securities, Inc., 5.5%,
                                          3/25/35                                           16,787
    10,473                     NR/B1      CMSI 2006-1 3A1, 5.0%, 2/25/36                    10,562

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    19

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
  22,964           5.50      AAA/Baa1     RALI 2004-QS16 1A1, Floating Rate Note,
                                          12/25/34                                    $    22,643
  56,823                      NR/Aaa      Residential Accreditation, 5.0%, 5/25/19         59,588
  21,892           0.81       AAA/Aa2     Residential Accreditation, Floating Rate
                                          Note, 1/25/34                                    20,548
  43,313           4.25       AAA/Aa2     Residential Accreditation, Floating Rate
                                          Note, 1/25/34                                    43,610
  55,555           0.81       AAA/Aa2     Residential Accreditation, Floating Rate
                                          Note, 10/25/17                                   54,335
  19,624                      NR/Aa1      Residential Accreditation Loans, Inc.,
                                          5.0%, 3/25/19                                    20,151
  25,175                      NR/Aaa      Residential Accreditation Loans, Inc.,
                                          5.0%, 8/25/18                                    26,146
                                                                                      -----------
                                                                                      $   367,938
-------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.1%
  15,527           5.52       NR/Aaa      Bear Stearns Commercial Mortgage,
                                          Floating Rate Note, 4/12/38                 $    15,647
-------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.2%
  21,038                      AAA/NR      CW Capital Cobalt, Ltd., 5.174%,
                                          8/15/48                                     $    21,663
                                                                                      -----------
                                          Total Diversified Financials                $   421,773
-------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.5%
                                          Mortgage Real Estate Investment Trust -- 0.5%
  28,546                      AAA/Aaa     Credit Suisse First Boston Mortgage,
                                          6.51%, 2/15/34                              $    28,644
  23,135           1.61       AA+/Aa2     Credit Suisse First Boston Mortgage,
                                          Floating Rate Note, 12/25/33                     22,164
  19,782                      AAA/Aaa     Credit Suisse First Boston Mortgage
                                          Security, 3.5%, 7/25/18                          20,229
                                                                                      -----------
                                                                                      $    71,037
                                                                                      -----------
                                          Total Real Estate                           $    71,037
-------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $1,503,211)                           $ 1,538,102
-------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 30.5%
                                          ENERGY -- 3.3%
                                          Integrated Oil & Gas -- 0.2%
  25,000                     BBB+/Baa1    Marathon Oil Corp., 5.9%, 3/15/18           $    29,109
-------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.2%
  25,000                     BBB-/Ba1     Pride International, Inc., 6.875%,
                                          8/15/20                                     $    28,313
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.2%
  25,000                     BBB/Baa1     Weatherford International, Ltd., 9.625%,
                                          3/1/19                                       $    33,015
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.1%
  10,000                     BBB/Baa2     Canadian National Resources, Inc., 5.9%,
                                          2/1/18                                       $    11,808
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.8%
  40,000                       A/A2       Motiva Enterprises LLC, 5.75%, 1/15/20
                                          (144A)                                       $    46,152
  25,000                     BBB/Baa2     Spectra Energy Capital Corp., 6.2%,
                                          4/15/18                                           28,864
  21,000                     BBB/Baa2     Valero Energy Corp., 9.375%, 3/15/19              26,914
                                                                                       -----------
                                                                                       $   101,930
--------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 1.8%
  25,000                     BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18          $    28,218
  25,000                     BBB/Baa2     DCP Midstream, LP, 9.75%, 3/15/19                 33,108
  40,000                      BB/Ba1      Enterprise Products Operating Co., 7.0%,
                                          6/1/67                                            38,800
  10,000                     BBB/Baa2     Kinder Morgan Energy Co., 5.95%,
                                          2/15/18                                           11,429
  30,000                     BBB-/Baa3    NEPAL Pipeco LLC, 6.514%, 12/15/12
                                          (144A)                                            32,368
  25,000                     BBB-/Baa3    Plains All America Pipeline, 6.125%,
                                          1/15/17                                           28,470
  10,000                       A/A3       Questar Pipeline Co., 5.83%, 2/1/18               11,710
  30,000                     BBB-/Ba1     Rockies Express Pipeline LLC, 5.625%,
                                          4/15/20                                           30,361
  10,000                     BBB/Baa2     Spectra Energy Capital LLC, 6.75%,
                                          7/15/18                                           11,541
  20,000                     BB+/Baa3     Williams Companies, Inc., 7.75%,
                                          6/15/31                                           22,334
                                                                                       -----------
                                                                                       $   248,339
                                                                                       -----------
                                          Total Energy                                 $   452,514
--------------------------------------------------------------------------------------------------
                                          MATERIALS -- 2.2%
                                          Aluminum -- 0.2%
  25,000                     BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                  $    26,388
--------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 0.2%
  20,000                       B+/B1      Nova Chemicals Corp., 8.375%, 11/1/16        $    21,850
--------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.2%
  30,000                     BBB/Baa2     Holcim, Ltd., 6.0%, 12/30/19 (144A)          $    32,608
--------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.3%
  35,000                     BBB-/Baa3    AngloGold Ashanti Holdings, Ltd., 5.375%,
                                          4/15/20                                      $    37,380
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    21

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------
                                          Fertilizers & Agriculture Chemicals -- 0.6%
  40,000                     BBB/Baa2     Agrium, Inc., 6.75%, 1/15/19             $    47,120
  25,000                      BB+/B1      CF Industries Holdings, Inc., 6.875%,
                                          5/1/18                                        28,500
                                                                                   -----------
                                                                                   $    75,620
----------------------------------------------------------------------------------------------
                                          Paper Products -- 0.1%
  15,000                      BBB/Ba2     Georgia-Pacific LLC, 5.4%, 11/1/20       $    15,150
----------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.2%
  25,000                     BBB/Baa3     Cytec Industries, Inc., 8.95%, 7/1/17    $    31,363
----------------------------------------------------------------------------------------------
                                          Steel -- 0.4%
  30,000                     BBB/Baa3     ArcelorMittal, Ltd., 6.125%, 6/1/18      $    32,810
  25,000                     BBB-/Baa3    Commercial Metals Co., 7.35%, 8/15/18         26,592
                                                                                   -----------
                                                                                   $    59,402
                                                                                   -----------
                                          Total Materials                          $   299,761
----------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 1.6%
                                          Aerospace & Defense -- 0.2%
  30,000                      BB/Ba3      Esterline Technologies, Inc., 6.625%,
                                          3/1/17                                   $    30,975
----------------------------------------------------------------------------------------------
                                          Building Products -- 0.4%
  55,000                      BBB/Ba2     Masco Corp., 7.125%, 3/15/20             $    57,731
----------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
  10,000                     BBB+/Baa2    Cummins, Inc., 6.75%, 2/15/27            $    10,558
----------------------------------------------------------------------------------------------
                                          Electrical Component & Equipment -- 0.2%
  25,000                      B+/Ba2      Belden CDT, Inc., 7.0%, 3/15/17          $    25,375
----------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.1%
  10,000                      A-/Baa1     Tyco International Finance SA, 8.5%,
                                          1/15/19                                  $    13,214
----------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.3%
  15,000                     BBB+/Baa1    Ingersoll-Rand Global Holding, 9.5%,
                                          4/15/14                                  $    18,588
  20,000                     BBB-/Ba1     Valmont Industries, Inc., 6.625%,
                                          4/20/20                                       20,804
                                                                                   -----------
                                                                                   $    39,392
----------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.3%
  40,000                     BBB/Baa1     GATX Financial Corp., 6.0%, 2/15/18      $    42,696
                                                                                   -----------
                                          Total Capital Goods                      $   219,941
----------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                          Office Services & Supplies -- 0.2%
  25,000                      BBB+/A1     Pitney Bowes, Inc., 5.6%, 3/15/18        $    26,698
                                                                                   -----------
                                          Total Commercial Services & Supplies     $    26,698
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.2%
                                          Railroads -- 0.2%
    25,000                    BBB+/A3     Burlington Northern Santa Fe Corp.,
                                          5.75%, 3/15/18                              $    29,001
                                                                                      -----------
                                          Total Transportation                        $    29,001
-------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.1%
                                          Automobile Manufacturers -- 0.1%
    10,000                   BBB/Baa2     Nissan Motor Acceptance Corp., 4.5%,
                                          1/30/15 (144A)                              $    10,699
                                                                                      -----------
                                          Total Automobiles & Components              $    10,699
-------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.2%
                                          Household Appliances -- 0.2%
    25,000                   BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13               $    26,834
                                                                                      -----------
                                          Total Consumer Durables & Apparel           $    26,834
-------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.8%
                                          Casinos & Gaming -- 0.2%
    25,000                   BBB/Baa2     International Game Technology, 7.5%,
                                          6/15/19                                     $    29,388
-------------------------------------------------------------------------------------------------
                                          Education Services -- 0.6%
    30,000                    AAA/Aaa     Leland Stanford Junior University, 4.75%,
                                          5/1/19                                      $    33,411
    40,000                    AAA/Aaa     President & Fellows of Harvard, 3.7%,
                                          4/1/13                                           42,725
                                                                                      -----------
                                                                                      $    76,136
                                                                                      -----------
                                          Total Consumer Services                     $   105,524
-------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.6%
                                          Broadcasting -- 0.2%
    29,147                   CCC/Caa2     Univision Communications, Inc., 9.75%,
                                          3/15/15 (PIK) (144A)                        $    30,932
-------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.4%
    25,000                   BBB+/Baa1    British Sky Broadcasting Plc, 6.1%,
                                          2/15/18 (144A)                              $    28,861
    10,000                   BBB/Baa2     Time Warner Cable, Inc., 8.25%, 4/1/19           13,015
     5,000                   BBB/Baa2     Time Warner Cable, Inc., 8.75, 2/14/19            6,654
                                                                                      -----------
                                                                                      $    48,530
                                                                                      -----------
                                          Total Media                                 $    79,462
-------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.4%
                                          Internet Retail -- 0.4%
    50,000                   BBB-/Ba1     Expedia, Inc., 5.95%, 8/15/20 (144A)        $    50,781
                                                                                      -----------
                                          Total Retailing                             $    50,781
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    23

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                              Value
-----------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 1.1%
                                          Agricultural Products -- 0.3%
    50,000                   BBB-/Ba1     Viterra, Inc., 5.95%, 8/1/20              $    49,399
-----------------------------------------------------------------------------------------------
                                          Brewers -- 0.2%
    20,000                   BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc,
                                          7.75%, 1/15/19 (144A)                     $    25,863
-----------------------------------------------------------------------------------------------
                                          Packaged Foods & Meats -- 0.4%
    45,000                   BBB-/Baa2    Kraft Foods, Inc., 6.5%, 2/9/40           $    51,577
-----------------------------------------------------------------------------------------------
                                          Tobacco -- 0.2%
    25,000                    BBB/WR      UST, Inc., 5.75%, 3/1/18                  $    26,964
                                                                                    -----------
                                          Total Food, Beverage & Tobacco            $   153,803
-----------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                          Health Care Facilities -- 0.1%
     5,000                    BB-/B2      HCA, Inc., 9.125%, 11/15/14               $     5,241
    10,000                    BB/Ba3      HCA, Inc., 8.5%, 4/15/19                       11,250
                                                                                    -----------
                                                                                    $    16,491
                                                                                    -----------
                                          Total Health Care Equipment & Services    $    16,491
-----------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                          Biotechnology -- 0.2%
    25,000                   BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13           $    27,384
                                                                                    -----------
                                          Total Pharmaceuticals & Biotechnology     $    27,384
-----------------------------------------------------------------------------------------------
                                          BANKS -- 4.9%
                                          Diversified Banks -- 3.3%
    80,000   5.18             AA-/Aa3     BNP Paribas SA, Floating Rate Note,
                                          10/17/16                                  $   109,504
   100,000   5.22              A/Aa3      Intesa Sanpaolo S.p.A., Floating Rate
                                          Note, 2/8/16                                  137,359
    85,000                    AAA/Aaa     International Bank Recon & Development,
                                          5.75%, 10/21/19                                82,782
    40,000                    AAA/Aaa     Rabobank Nederland NV, 0.0%, 3/3/15            19,461
    80,000   3.63              A-/A3      Standard Chartered, Ltd., Floating Rate
                                          Note, 2/3/17                                  112,359
                                                                                    -----------
                                                                                    $   461,465
-----------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.6%
    25,000                    BBB+/A3     KeyBank NA, 5.8%, 7/1/14                  $    27,398
    15,000                   BBB+/Baa1    Keycorp, 6.5%, 5/14/13                         16,506
    25,000                    A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18           28,340
    65,000   8.25            BBB/Baa3     PNC Financial Services Group, Inc.,
                                          Floating Rate Note, 5/29/49                    68,171
    20,000                    AA-/Aa3     Wachovia Bank NA, 6.0%, 11/15/17               22,739

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                          Regional Banks -- (continued)
    50,000         7.70       A-/Ba1      Wells Fargo & Co., Floating Rate Note,
                                          12/29/49                                     $    51,875
                                                                                       -----------
                                                                                       $   215,029
                                                                                       -----------
                                          Total Banks                                  $   676,494
--------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 4.7%
                                          Asset Management & Custody Banks -- 0.2%
    25,000                     A-/A3      Eaton Vance Corp., 6.5%, 10/2/17             $    29,533
--------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 1.0%
    30,000                     B/B2       American General Finance, Inc., 6.9%,
                                          12/15/17                                     $    24,975
    35,000                     A+/A1      American Honda Financial, Inc., 6.7%,
                                          10/1/13 (144A)                                    40,076
    40,000                    BB/Baa3     Capital One Capital, Inc., 8.875%,
                                          5/15/40                                           42,200
    25,000                     A/A2       Caterpillar Financial, Inc., 7.05%,
                                          10/1/18                                           31,530
                                                                                       -----------
                                                                                       $   138,781
--------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 1.3%
    20,000                   BBB/Baa2     Alterra Finance LLC, 6.25%, 9/30/20          $    20,041
    30,000                     NR/A2      Crown Castle Towers LLC, 4.883%,
                                          8/15/20                                           30,563
    65,000                    AAA/Aaa     European Investment Bank, Ltd., 0.0%,
                                          3/2/15                                            32,049
    15,000                    AA+/Aa2     General Electric Capital Corp., 4.0%,
                                          2/15/12                                           15,465
    25,000                    A+/Aa3      JPMorgan Chase & Co., 6.0%, 1/15/18               28,537
    50,000                   BBB+/Baa1    JPMorgan Chase & Co., 7.9%, 4/29/49               53,301
                                                                                       -----------
                                                                                       $   179,956
--------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 1.8%
   110,000         5.79      BBB/Baa2     Goldman Sachs Capital, Inc., Floating Rate
                                          Note, 12/29/49                               $    94,463
    25,000                   BBB/Baa2     Jefferies Group, Inc., 6.875%, 4/15/21            26,608
    10,000                     A-/A2      Macquarie Group, Ltd., 6.0%, 1/14/20              10,419
    50,000                     A/A2       Merrill Lynch & Co., 5.45%, 2/5/13                53,209
    10,000                     A/A2       Morgan Stanley, Inc., 5.5%, 1/26/20               10,409
    45,000                     A/A2       Morgan Stanley Dean Witter, Inc., 6.625%,
                                          4/1/18                                            50,545
                                                                                       -----------
                                                                                       $   245,653
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    25

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
                                          Specialized Finance -- 0.4%
  41,000                     BBB/Baa3     Cantor Fitzgerald LP, 7.875%, 10/15/19       $    42,819
  10,000                       A+/A1      National Rural Utilities Corp., 5.45%,
                                          2/1/18                                            11,469
                                                                                       -----------
                                                                                       $    54,288
                                                                                       -----------
                                          Total Diversified Financials                 $   648,211
--------------------------------------------------------------------------------------------------
                                          INSURANCE -- 3.5%
                                          Life & Health Insurance -- 1.5%
  35,000                     BBB/Baa3     Delphi Financial Group, Inc., 7.875%,
                                          1/31/20                                      $    38,942
  25,000                      BBB/Ba1     Lincoln National Corp., 6.05%, 4/20/67            23,125
  15,000                      A-/Baa2     Lincoln National Corp., 8.75%, 7/1/19             19,342
  35,000                     BBB/Baa2     MetLife, Inc., 10.75%, 8/1/39                     47,250
  45,000                      A-/Baa2     Protective Life Corp., 7.375%, 10/15/19           50,337
  25,000                      A/Baa2      Prudential Financial, Inc., 5.15%,
                                          1/15/13                                           26,881
                                                                                       -----------
                                                                                       $   205,877
--------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 1.1%
  80,000           6.75       BBB+/A3     AXA SA, Floating Rate Note, 12/15/20         $   111,442
  45,000                      BB/Baa3     Liberty Mutual Group, Inc., 7.0%,
                                          3/15/37 (144A)                                    42,145
                                                                                       -----------
                                                                                       $   153,587
--------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.6%
  50,000                     BBB-/Baa3    The Hanover Insurance Group, Inc., 7.5%,
                                          3/1/20                                       $    55,240
  25,000                      BB-/Ba1     The Hanover Insurance Group, Inc.,
                                          8.207%, 2/3/27                                    22,125
                                                                                       -----------
                                                                                       $    77,365
--------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.3%
  40,000                     BBB+/BBB     Platinum Underwriters HD, 7.5%, 6/1/17       $    44,278
                                                                                       -----------
                                          Total Insurance                              $   481,107
--------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.4%
                                          Diversified Real Estate Activities -- 0.3%
  35,000                       A-/A2      WEA Finance LLC, 7.125%,
                                          4/15/18 (144A)                               $    41,431
--------------------------------------------------------------------------------------------------
                                          Diversified Real Estate Investment Trust -- 0.5%
  40,000                     BBB+/Baa1    Dexus Finance Pty, Ltd., 7.125%,
                                          10/15/14                                     $    45,460
  20,000                     BBB/Baa2     Digital Realty Trust LP, 4.5%, 7/15/15
                                          (144A)                                            20,785
  10,000                     BBB/Baa2     Digital Realty Trust LP, 5.875%, 2/1/20
                                          (144A)                                            10,631
                                                                                       -----------
                                                                                       $    76,876
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------
                                          Office Real Estate Investment Trust -- 0.2%
  25,000                     BBB/Baa2     Mack-Cali Realty LP, 5.125%, 2/15/14            $    26,637
-----------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.3%
  35,000                      BB/Baa3     Developers Diversified Realty, Inc., 7.5%,
                                          4/1/17                                          $    37,472
-----------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 1.1%
  10,000                     BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16            $    11,433
  25,000                     BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%,
                                          1/17/17                                              27,455
  25,000                     BBB-/Baa2    Hospitality Properties Trust, Inc., 7.875%,
                                          8/15/14                                              28,115
  45,000                     BBB-/Ba1     Senior Housing Properties Trust, Inc.,
                                          6.75%, 4/15/20                                       47,700
  35,000                     BBB-/Baa3    Ventas Realty LP/V, 6.5%, 6/1/16                     36,845
                                                                                          -----------
                                                                                          $   151,548
                                                                                          -----------
                                          Total Real Estate                               $   333,964
-----------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.5%
                                          Internet Software & Services -- 0.5%
  45,000                       NR/A2      GTP Towers Issuer LLC, 4.436%, 2/15/15
                                            (144A)                                        $    46,782
  25,000                       B-/B1      Terremark Worldwide, Inc., 12.0%,
                                          6/15/17                                              28,688
                                                                                          -----------
                                                                                          $    75,470
                                                                                          -----------
                                          Total Software & Services                       $    75,470
-----------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.2%
                                          Semiconductor Equipment -- 0.2%
  25,000                     BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18            $    28,690
                                                                                          -----------
                                          Total Semiconductors                            $    28,690
-----------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 1.5%
                                          Alternative Carriers -- 0.1%
  10,000                     CCC+/Caa1    Paetec Holdings, Inc., 9.5%, 7/15/15            $    10,575
-----------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- 1.1%
  40,000                     BBB+/Baa1    Deutsche Telekom AG, 3.75%, 4/22/14             $    43,391
  20,000                     BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                         22,837
  20,000                       A/A1       Qtel International Finance, Ltd., 6.5%,
                                          6/10/14                                              22,451
  50,000                      A-/Baa1     Telefonica Emisiones SAU, 5.496%,
                                          4/1/16                                               76,232
                                                                                          -----------
                                                                                          $   164,911
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    27

--------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                 Value
--------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.3%
    35,000                    B+/Ba2      Cricket Communications, Inc., 7.75%,
                                          5/15/16                                      $    37,713
                                                                                       -----------
                                          Total Telecommunication Services             $   213,199
--------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.6%
                                          Electric Utilities -- 0.9%
    10,000                   BBB+/Baa1    CenterPoint Energy Houston Electric LLC,
                                          7.0%, 3/1/14                                 $    11,805
    10,000                    A-/Baa1     Commonwealth Edison Co., 6.15%,
                                          9/15/17                                           11,796
    25,000                   BBB/Baa3     Commonwealth Edison Co., 6.95%,
                                          7/15/18                                           29,546
    25,000                   BBB+/Baa2    NY State Gas and Electric, Inc., 6.15%,
                                          12/15/17 (144A)                                   27,305
    35,000                   BB+/Baa3     Public Service of New Mexico, Inc., 7.95%,
                                          5/15/18                                           38,500
    10,000                    BBB+/A3     West Penn Power Co., 5.95%, 12/15/17              11,122
                                                                                       -----------
                                                                                       $   130,074
--------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.7%
    46,425                    NR/Ba1      Coso Geothermal Power Holdings, Inc.,
                                          7.0%, 7/15/26 (144A)                         $    48,064
    39,387   0.00            BBB-/Baa3    Panoche Energy Center LLC, 6.88%,
                                          7/31/29 (144A)                                    42,780
                                                                                       -----------
                                                                                       $    90,844
                                                                                       -----------
                                          Total Utilities                              $   220,918
--------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $3,755,661)                            $ 4,176,946
--------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AGENCY
                                          OBLIGATIONS -- 12.1%
     2,934                    AAA/Aaa     Fannie Mae, 0.58125%, 9/25/20                $     2,934
   179,859                    AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%,
                                          8/1/37                                           198,367
   119,293                    AAA/Aaa     Federal National Mortgage Association,
                                          6.5%, 1/1/38                                     131,587
   265,315                    AAA/Aaa     Federal National Mortgage Association,
                                          6.5%, 4/1/38                                     292,353
    50,000                     NR/NR      Government National Mortgage
                                          Association, 4.5%, 9/20/39                        54,315
   741,409   0.70              NR/NR      Government National Mortgage
                                          Association, Floating Rate Note,
                                          11/16/51                                          34,873
    25,000                    AAA/Aaa     U.S. Treasury Bonds, 6.25%, 8/15/23               33,422
    75,000                    AAA/Aaa     U.S. Treasury Bonds, 8.75%, 8/25/17              168,617

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount ($)      (unaudited)      (unaudited)                                         Value
-------------------------------------------------------------------------------------------------
                                             U.S. Government Agency Obligations -- (continued)
        56,116                   AAA/Aaa     U.S. Treasury Inflation Notes, 1.875%,
                                             7/15/15                                 $    61,907
       203,356                   AAA/Aaa     U.S. Treasury Inflation Notes, 2.5%,
                                             1/15/29                                     250,175
       100,000                   AAA/Aaa     U.S. Treasury Notes, 1.25%, 11/30/10        100,082
        50,000                   AAA/Aaa     U.S. Treasury Notes, 3.0%, 9/30/16           54,152
       100,000                   AAA/Aaa     U.S. Treasury Notes, 3.125%, 5/15/19        106,047
        30,000                   AAA/Aaa     U.S. Treasury Notes, 4.25%, 5/15/39          31,313
        60,000                   AAA/Aaa     U.S. Treasury Notes, 4.5%, 2/15/36           65,700
        10,000                   AAA/Aaa     U.S. Treasury Notes, 4.5%, 5/15/38           10,916
        60,000                   AAA/Aaa     U.S. Treasury Notes, 4.5%, 8/15/39           65,250
                                                                                     -----------
                                                                                     $ 1,662,010
-------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY
                                             OBLIGATIONS
                                             (Cost $1,380,683)                       $ 1,662,010
-------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 31.0%
EURO    50,000                   AAA/Aaa     Austria Government Bond, 4.15%,
                                             3/15/37                                 $    77,733
EURO    25,000                   AA+/Aa1     Belgium Government Bond, 5.5%,
                                             3/28/28                                      42,875
EURO   129,000                   AA/Aaa      Bonos Y Oblig Del Es, 4.4%, 1/31/15         189,039
EURO   100,000                   AAA/NR      Bundesrepublik Deutschland, 3.25%,
                                             1/4/20                                      147,668
EURO   150,000                   AAA/Aaa     Bundesrepublik Deutschland, 6.5%,
                                             7/4/27                                      303,572
EURO   110,000                   A+/Aa2      Buoni Poliennali DE, 4.75%, 2/1/13          161,656
CAD    225,000                   AAA/Aaa     Canada Housing Trust, 3.55%, 9/15/13        231,753
CAD     25,000                    AAA/Aaa     Canada Housing Trust No 1, 3.75%,
                                             3/15/20                                      25,806
DKK    100,000                   AAA/Aaa     Denmark Government Bond, 4.0%,
                                             11/15/10                                     18,649
DKK     50,000                   AAA/Aaa     Denmark Government Bond, 4.5%,
                                             11/15/39                                     12,000
DKK    170,000                   AAA/Aaa     Denmark Government Bond, 4.0%,
                                             11/15/15                                     34,747
DKK     75,000                   AAA/Aaa     Denmark Government Bond, 6.0%,
                                             11/15/11                                     14,678
EURO    25,000                   AAA/Aaa     France Government Bond, 4.0%,
                                             10/25/38                                     38,648
EURO   150,000                   AAA/Aaa     France Government Bond, 3.0%,
                                             10/25/15                                    218,742
EURO   117,000                   AAA/Aaa     Government of France, 3.75%, 4/25/21        174,249
EURO    50,000                   A+/Aa2      Italy Buoni Polienna, 3.75%, 8/1/16          72,257
EURO    25,000                   A+/Aa2      Italy Buoni Polienna, 6.5%, 11/1/27          42,445

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    29

-------------------------------------------------------------------------------------------------
                 Floating       S&P/Moody's
Principal        Rate (b)        Ratings
Amount ($)       (unaudited)     (unaudited)                                           Value
-------------------------------------------------------------------------------------------------
                                             Foreign Government Bonds -- (continued)
JPY 20,000,000                   AA/Aa2      Japan Government 10-Yr, 1.7%, 9/20/16     $  267,622
JPY 17,000,000                   AA/Aa3      Japan Government 20-Yr, 1.5%, 3/20/19        225,061
JPY  2,500,000                   AA/Aa2      Japan Government 30-Yr, 2.3%,
                                             12/20/36                                      33,248
JPY 37,000,000                   AA/Aa2      Japan Government 5-Yr, 1.2%, 3/20/12         466,462
EURO   100,000                   NR/Aaa      Netherlands Government, 4.25%,
                                             7/15/13                                      150,130
EURO    91,000                   NR/Aaa      Netherlands Government, 5.5%, 1/15/28        166,927
NOK    150,000                   AAA/Aaa     Norway Government Bond, 4.25%,
                                             5/19/17                                       27,683
NOK    275,000                   AAA/Aaa     Norway Government Bond, 5.0%,
                                             5/15/15                                       51,837
EURO    50,000                   A-/A1       Portugal Obrigacoes do Tesouro, 3.85%,
                                             4/15/21                                       57,487
EURO    50,000                   AAA/Aaa     Republic of Austria, 4.35%, 3/15/19           77,504
EURO   110,000                   AAA/Aaa     Republic of Austria, 7.0%, 7/15/14           166,867
EURO   100,000                   AA/Aaa      Spain Government Bond, 4.1%, 7/30/18         140,852
SEK    200,000                   AAA/Aaa     Sweden Government Bond, 3.75%,
                                             8/12/17                                       31,911
SEK    150,000                   AAA/Aaa     Sweden Government Bond, 4.5%,
                                             8/12/15                                       24,585
GBP     75,000                   AAA/NR      United Kingdom Gilt, 2.25%, 3/7/14           124,091
GBP     50,000                   AAA/NR      United Kingdom Gilt, 4.25%, 9/7/39            81,319
GBP     92,000                   AAA/Aaa     United Kingdom Treasury, 4.25%,
                                             12/7/27                                      154,152
GBP     50,000                   AAA/Aaa     United Kingdom Treasury, 4.75%, 3/7/20        90,894
GBP     25,000                   AAA/Aaa     United Kingdom Treasury, 4.75%, 9/7/15        45,514
GBP     30,000                   AAA/Aaa     United Kingdom Treasury, 5.0%, 9/7/14         54,422
                                                                                       ----------
                                                                                       $4,245,085
-------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $4,030,611)                         $4,245,085
-------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 1.0%
                                             GOVERNMENT -- 1.0%
                                             Municipal General -- 0.3%
        25,000                   A+/A1       State of Illinois, 1.395%, 2/1/11         $   24,996
        15,000                   A+/A1       State of Illinois, 3.321%, 1/1/13             15,371
                                                                                       ----------
                                                                                       $   40,367
-------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.7%
        50,000                   AA+/Aa2     California State University Revenue, 5.0%,
                                             11/1/39                                   $   51,545
        25,000                   AAA/Aaa     Connecticut State Health & Educational,
                                             5.0%, 7/1/42                                  26,504

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                             Value
----------------------------------------------------------------------------------------------
                                          Municipal Higher Education -- (continued)
  10,000                      AAA/Aaa     Massachusetts Health & Educational
                                          Facilities, 5.5%, 7/1/36                 $    11,298
                                                                                   -----------
                                                                                   $    89,347
----------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $123,716)                          $   129,714
----------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 89.1%
                                          (Cost $11,223,903) (a)                   $12,203,196
----------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 10.9%    $ 1,500,365
----------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%               $13,703,561
==============================================================================================

WR       Withdrawn Rating.

NR       Not rated by either S&P or Moody's.

PIK      Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2010, the value of these securities amounted to $694,412 or 5.1% of total net assets.

(a) At October 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $11,223,903 was as follows:



        Aggregate gross unrealized gain for all investments in which there is an
          excess of value over tax cost                                             $1,086,559
        Aggregate gross unrealized loss for all investments in which there is an
          excess of tax cost over value                                              (107,266)
                                                                                    ----------
        Net unrealized gain                                                         $  979,293
                                                                                    ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

         Principal amounts are denominated in U.S. Dollars unless otherwise noted:


CAD      Canadian Dollar
DKK      Danish Kroner
EURO     Euro
GBP      British Pound Sterling
JPY      Japanese Yen
NOK      Norwegian Krone
SEK      Swedish Krone

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    31

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2010 aggregated $5,144,195 and $2,990,873, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund's assets:


-------------------------------------------------------------------------------------------------
                                           Level 1       Level 2          Level 3       Total
-------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds                 $--       $    39,200          $--       $    39,200
 Asset Backed Securities                      --           412,139           --           412,139
 Collateralized Mortgage Obligations          --         1,538,102           --         1,538,102
 Corporate Bonds                              --         4,176,946           --         4,176,946
 U.S. Government Agency Obligations           --         1,662,010           --         1,662,010
 Foreign Government Bonds                     --         4,245,085           --         4,245,085
 Municipal Bonds                              --           129,714           --           129,714
-------------------------------------------------------------------------------------------------
   Total                                     $--       $12,203,196          $--       $12,203,196
=================================================================================================


The accompanying notes are an integral part of these financial statements.

32    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Statement of Assets and Liabilities | 10/31/10


ASSETS:
  Investment in securities, at value (cost $11,223,903)                   $12,203,196
  Cash                                                                      1,017,435
  Foreign currencies, at value (cost $567,256)                                594,281
  Receivables --
   Fund shares sold                                                            36,782
   Dividends and interest                                                     142,027
   Due from Pioneer Investment Management, Inc.                                19,088
  Other                                                                        28,595
-------------------------------------------------------------------------------------
     Total assets                                                         $14,041,404
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   146,774
   Fund shares repurchased                                                    101,736
   Dividends                                                                   21,300
   Variation margin                                                                40
  Due to affiliates                                                             2,798
  Accrued expenses                                                             65,195
-------------------------------------------------------------------------------------
     Total liabilities                                                    $   337,843
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $12,733,070
  Distributions in excess of net investment income                            (38,992)
  Net unrealized gain on investments                                          979,293
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    30,190
-------------------------------------------------------------------------------------
     Total net assets                                                     $13,703,561
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $6,234,739/556,973 shares)                            $     11.19
  Class C (based on $3,264,142/291,635 shares)                            $     11.19
  Class Y (based on $4,204,680/374,693 shares)                            $     11.22
MAXIMUM OFFERING PRICE:
  Class A ($11.19 [divided by] 95.5%)                                     $     11.72
=====================================================================================


The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    33

Statement of Operations

For the Year Ended 10/31/10



INVESTMENT INCOME:
  Dividends                                                                 $   1,812
  Interest (net of foreign taxes withheld of $429)                            522,560
  Income from securities loaned, net                                                2
-----------------------------------------------------------------------------------------------------
     Total investment income                                                               $  524,374
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  61,604
  Transfer agent fees and expenses
   Class A                                                                      9,339
   Class C                                                                      4,042
   Class Y                                                                        222
  Distribution fees
   Class A                                                                     13,797
   Class C                                                                     33,261
  Shareholder communications expense                                            6,187
  Administrative reimbursements                                                 3,830
  Custodian fees                                                                7,607
  Registration fees                                                            46,508
  Professional fees                                                            67,464
  Printing expense                                                             29,477
  Fees and expenses of nonaffiliated trustees                                   7,504
  Miscellaneous                                                                 3,158
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  294,000
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                   (143,056)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  150,944
-----------------------------------------------------------------------------------------------------
       Net investment income                                                               $  373,430
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $ (35,404)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         33,276      $   (2,128)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $ 477,255
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (1,321)     $  475,934
-----------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                $  473,806
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $  847,236
=====================================================================================================


The accompanying notes are an integral part of these financial statements.

34    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Statements of Changes in Net Assets

For the Years Ended 10/31/10 and 10/31/09, respectively


---------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     10/31/10          10/31/09
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   373,430       $   289,272
Net realized gain (loss) on investments and foreign currency
  transactions                                                            (2,128)           45,796
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                  475,934         1,239,381
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $   847,236       $ 1,574,449
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.40 and $0.37 per share, respectively)                 $  (205,285)      $  (145,178)
   Class C ($0.30 and $0.28 per share, respectively)                     (93,978)          (71,344)
   Class Y ($0.41 and $0.37 per share, respectively)                    (130,900)          (61,201)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (430,163)      $  (277,723)
---------------------------------------------------------------------------------------------------
Net realized gain
   Class A ($0.01 and $0.00 per share, respectively)                 $    (5,781)      $        --
   Class C ($0.01 and $0.00 per share, respectively)                      (3,080)               --
   Class Y ($0.01 and $0.00 per share, respectively)                      (3,841)               --
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $   (12,702)      $        --
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 6,586,211       $ 3,432,436
Reinvestment of distributions                                            170,192            94,404
Cost of shares repurchased                                            (3,979,991)       (1,942,145)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                         $ 2,776,412       $ 1,584,695
---------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $ 3,180,783       $ 2,881,421
NET ASSETS:
Beginning of year                                                     10,522,778         7,641,357
---------------------------------------------------------------------------------------------------
End of year                                                          $13,703,561       $10,522,778
---------------------------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net investment income     $   (38,992)      $    45,306
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    35

-----------------------------------------------------------------------------------------------
                                  '10 Shares       '10 Amount       '09 Shares       '09 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                           249,681      $2,707,812           230,227      $2,345,229
Reinvestment of distributions          12,059         129,397             7,467          75,053
Less shares repurchased              (206,006)     (2,197,810)         (128,680)     (1,244,381)
-----------------------------------------------------------------------------------------------
   Net increase                        55,734      $  639,399           109,014      $1,175,901
===============================================================================================
Class C
Shares sold                            89,259      $  962,994           106,781      $1,087,207
Reinvestment of distributions           3,808          40,774             1,935          19,351
Less shares repurchased              (104,501)     (1,108,874)          (73,309)       (697,764)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)            (11,434)     $ (105,106)           35,407      $  408,794
===============================================================================================
Class Y
Shares sold                           271,098      $2,915,405                --      $       --
Reinvestment of distributions               2              21                --              --
Less shares repurchased               (63,073)       (673,307)               --              --
-----------------------------------------------------------------------------------------------
   Net increase                       208,027      $2,242,119                --      $       --
===============================================================================================


The accompanying notes are an integral part of these financial statements.

36    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Financial Highlights


--------------------------------------------------------------------------------------------------
                                                                                      12/28/07 (a)
                                                                                      (Commencement
                                                            Year Ended   Year Ended   of Operations)
                                                            10/31/10     10/31/09     to 10/31/08
--------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $ 10.84      $  9.25      $ 10.00
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.35      $  0.39      $  0.25
 Net realized and unrealized gain (loss) on
   investments                                                0.41         1.57        (0.75)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                 $  0.76      $  1.96      $ (0.50)
Distributions to shareowners:
 Net investment income                                       (0.40)       (0.37)       (0.18)
 Net realized gain                                           (0.01)          --        (0.02)
 Tax return of capital                                          --           --        (0.05)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.35      $  1.59      $ (0.75)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.19      $ 10.84      $  9.25
==================================================================================================
Total return*                                                 7.21%       21.58%       (5.18)%***
Ratio of net expenses to average net assets                   1.00%        1.00%        1.00%**
Ratio of net investment income to average net assets          3.26%        3.83%        3.23%**
Portfolio turnover rate                                         27%          28%          46%***
Net assets, end of period (in thousands)                   $ 6,235      $ 5,434      $ 3,628
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                                 2.35%        2.90%        3.16%**
 Net investment income                                        1.91%        1.93%        1.07%**
==================================================================================================

(a)  Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    37

------------------------------------------------------------------------------------------------
                                                                                    12/28/07 (a)
                                                                                    (Commencement
                                                          Year Ended   Year Ended   of Operations)
                                                          10/31/10     10/31/09     to 10/31/08
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $ 10.82      $  9.23      $ 10.00
------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $  0.25      $  0.29      $  0.18
 Net realized and unrealized gain (loss) on
   investments                                               0.43         1.58        (0.76)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                $  0.68      $  1.87      $ (0.58)
Distributions to shareowners:
 Net investment income                                      (0.30)       (0.28)       (0.12)
 Net realized gain                                          (0.01)          --        (0.02)
 Tax return of capital                                         --           --        (0.05)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  0.37      $  1.59      $ (0.77)
------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 11.19      $ 10.82      $  9.23
================================================================================================
Total return*                                                6.45%       20.55%       (5.95)%***
Ratio of net expenses to average net assets                  1.90%        1.89%        1.90%**
Ratio of net investment income to average net assets         2.37%        2.94%        2.29%**
Portfolio turnover rate                                        27%          28%          46%***
Net assets, end of period (in thousands)                  $ 3,264      $ 3,281      $ 2,471
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                                3.00%        3.57%        3.84%**
 Net investment income                                       1.27%        1.26%        0.35%**
================================================================================================

(a)  Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
                                                                                     12/28/07 (a)
                                                                                     (Commencement
                                                           Year Ended   Year Ended   of Operations)
                                                           10/31/10     10/31/09     to 10/31/08
-------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 10.85      $   9.25     $ 10.00
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.34      $   0.38     $  0.27
 Net realized and unrealized gain (loss) on
   investments                                                0.45          1.59       (0.77)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                 $  0.79      $   1.97     $ (0.50)
Distributions to shareowners:
 Net investment income                                       (0.41)        (0.37)      (0.18)
 Net realized gain                                           (0.01)           --       (0.02)
 Tax return of capital                                           --           --       (0.05)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.37      $   1.60     $ (0.75)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.22      $  10.85     $  9.25
=================================================================================================
Total return*                                                 7.48%        21.69%      (5.12)%***
Ratio of net expenses to average net assets                   0.94%         1.00%       0.89%**
Ratio of net investment income to average net assets          3.31%         3.83%       3.22%**
Portfolio turnover rate                                         27%           28%         46%***
Net assets, end of period (in thousands)                   $ 4,205      $  1,809     $ 1,542
Ratios with no waiver of fees and assumption of
 expenses by the Adviser:
 Net expenses                                                 1.86%         2.48%       2.82%**
 Net investment income                                        2.38%         2.35%       1.29%**
=================================================================================================

(a)  Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    39

Notes to Financial Statements | 10/31/10

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are


40    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10
commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2010, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    41

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


42    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2010, the Fund has reclassified $27,565 to decrease undistributed net investment income and $27,565 to increase accumulated net realized gain on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 were as follows:


--------------------------------------------------------------------------
                                                    2010         2009
--------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                     $412,471      $277,723
Long-term capital gain                                12,702            --
Distribution in excess of net investment income       17,692            --
--------------------------------------------------------------------------
  Total                                             $442,865      $277,723
==========================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2010:


------------------------------------------------
                                            2010
Distributable earnings:
Current year dividend payable         $  (21,300)
Unrealized appreciation                1,009,483
------------------------------------------------
  Total                               $  988,183
================================================


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $2,228 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2010.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    43

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


44    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. At October 31, 2010, there were no open futures contracts.


I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    45

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $601 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2010.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2010, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------
Shareholder Communications:
--------------------------------------------
Class A                               $3,529
Class C                                  985
Class Y                                1,673
--------------------------------------------
  Total                               $6,187
============================================


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,798 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2010.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $399 in distribution fees payable to PFD at October 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of


46    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10
purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2010, CDSCs in the amount of $372 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2010, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At October 31, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2010 was 602,410. There were no outstanding open portfolio or settlement hedges at October 31, 2010.


7. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 was as follows:


----------------------------------------------------------------------------------------------------------
                                                                                               Change in
                                                                                               Unrealized
                                                                            Realized Gain      Gain or
                                                                            or (Loss)          (Loss) on
                                                                            on Derivatives     Derivatives
                                Location of Gain or (Loss) On               Recognized         Recognized
 Derivatives                    Derivatives Recognized in Income            in Income          in Income
----------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward foreign        $6,279
                                currency contracts and other assets
                                and liabilities denominated in foreign
                                currencies

 Foreign Exchange Contracts     Change in unrealized gain (loss) on                              $ (1,321)
                                forward foreign currency contracts and
                                other assets and liabilities denominated
                                in foreign currencies

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    47
facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2010, the Fund had no borrowings under this agreement.


9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


48    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Aggregate Bond Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Aggregate Bond Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 28, 2010

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    49

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 68.42% and 0.0%, respectively.


50    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    51

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held            Length of Service                                           Other Directorships
Name and Age              with the Fund            and Term of Office        Principal Occupation              Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*  Chairman of the Board,   Trustee since 2007.       Non-Executive Chairman and a      None
                          Trustee and President    Serves until a successor  director of Pioneer Investment
                                                   trustee is elected or     Management USA Inc. ("PIM-USA");
                                                   earlier retirement or     Chairman and a director of
                                                   removal.                  Pioneer; Chairman and Director
                                                                             of Pioneer Institutional Asset
                                                                             Management, Inc. (since 2006);
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             Deputy Chairman and a director
                                                                             of Pioneer Global Asset
                                                                             Management S.p.A. ("PGAM")
                                                                             (until April 2010); Director of
                                                                             PIOGLOBAL Real Estate Investment
                                                                             Fund (Russia) (until June 2006);
                                                                             Director of Nano-C, Inc. (since
                                                                             2003); Director of Cole
                                                                             Management Inc. (since 2004);
                                                                             Director of Fiduciary
                                                                             Counseling, Inc.; President and
                                                                             Director of Pioneer Funds
                                                                             Distributor, Inc. ("PFD") (until
                                                                             May 2006); President of all of
                                                                             the Pioneer Funds; and Of
                                                                             Counsel, Wilmer Cutler Pickering
                                                                             Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.                 Trustee and Executive    Trustee since 2007.       Director, CEO and President of    None
Kingsbury (52)*           Vice President           Serves until a successor  PIM-USA (since February 2007);
                                                   trustee is elected or     Director and President of
                                                   earlier retirement or     Pioneer and Pioneer
                                                   removal.                  Institutional Asset Management,
                                                                             Inc. (since February 2007);
                                                                             Executive Vice President of all
                                                                             of the Pioneer Funds (since
                                                                             March 2007); Director of PGAM
                                                                             (2007 - 2010); Head of New
                                                                             Europe Division, PGAM (2000 -
                                                                             2005); and Head of New Markets
                                                                             Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


52  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                               Other Directorships
Name and Age              with the Fund    and Term of Office        Principal Occupation                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)        Trustee          Trustee since 2007.       Interim Chief Executive Officer,      Director of Enterprise
                                           Serves until a successor  Oxford Analytica, Inc. (privately     Community Investment,
                                           trustee is elected or     held research and consulting          Inc. (privately held
                                           earlier retirement or     company) (2010 - present); Managing   affordable housing
                                           removal.                  Partner, Federal City Capital         finance company) (1985 -
                                                                     Advisors (corporate advisory          present); Director of
                                                                     services company) (1997 - 2004 and    Oxford Analytica, Inc.
                                                                     2008 - present); Executive Vice       (2008 - present); and
                                                                     President and Chief Financial         Director of New York
                                                                     Officer, I-trax, Inc. (publicly       Mortgage Trust (publicly
                                                                     traded health care services           traded mortgage REIT)
                                                                     company) (2004 - 2007); and           (2004 - 2009)
                                                                     Executive Vice President and Chief
                                                                     Financial Officer, Pedestal Inc.
                                                                     (internet-based mortgage trading
                                                                     company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)         Trustee          Trustee since 2007.       President, Bush International, LLC    Director of Marriott
                                           Serves until a successor  (international financial advisory     International, Inc.
                                           trustee is elected or     firm) (1991 - present); Managing      (2008 - present);
                                           earlier retirement or     Director, Federal Housing Finance     Director of Discover
                                           removal.                  Board (oversight of Federal Home      Financial Services
                                                                     Loan Bank system) (1989 - 1991);      (credit card issuer and
                                                                     Vice President and Head of            electronic payment
                                                                     International Finance, Federal        services) (2007 -
                                                                     National Mortgage Association (1988   present); Former
                                                                     - 1989); U.S. Alternate Executive     Director of Briggs &
                                                                     Director, International Monetary      Stratton Co. (engine
                                                                     Fund (1984 - 1988); Executive         manufacturer) (2004 -
                                                                     Assistant to Deputy Secretary of      2009); Director of UAL
                                                                     the U.S. Treasury, U.S. Treasury      Corporation (airline
                                                                     Department (1982 - 1984); and Vice    holding company) (2006 -
                                                                     President and Team Leader in          present); Director of
                                                                     Corporate Banking, Bankers Trust      ManTech International
                                                                     Co. (1976 - 1982)                     Corporation (national
                                                                                                           security, defense, and
                                                                                                           intelligence technology
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10
53

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                               Other Directorships
Name and Age              with the Fund    and Term of Office        Principal Occupation                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                                   firm) (2006 - present);
                                                                                                           Member, Board of
                                                                                                           Governors, Investment
                                                                                                           Company Institute (2007
                                                                                                           - present); Former
                                                                                                           Director of Brady
                                                                                                           Corporation (2000 -
                                                                                                           2007); Former Director
                                                                                                           of Mortgage Guaranty
                                                                                                           Insurance Corporation
                                                                                                           (1991 - 2006); Former
                                                                                                           Director of Millennium
                                                                                                           Chemicals, Inc.
                                                                                                           (commodity chemicals)
                                                                                                           (2002 - 2005); Former
                                                                                                           Director, R.J. Reynolds
                                                                                                           Tobacco Holdings, Inc.
                                                                                                           (tobacco) (1999 - 2005);
                                                                                                           and Former Director of
                                                                                                           Texaco, Inc. (1997 -
                                                                                                           2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66) Trustee          Trustee since 2008.       William Joseph Maier Professor of     Trustee, Mellon
                                           Serves until a successor  Political Economy, Harvard            Institutional Funds
                                           trustee is elected or     University (1972 - present)           Investment Trust and
                                           earlier retirement or                                           Mellon Institutional
                                           removal.                                                        Funds Master Portfolio
                                                                                                           (oversaw 17 portfolios
                                                                                                           in fund complex) (1989 -
                                                                                                           2008)
------------------------------------------------------------------------------------------------------------------------------------

54  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held    Length of Service                                               Other Directorships
Name and Age              with the Fund    and Term of Office        Principal Occupation                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.             Trustee          Trustee since 2007.       Founding Director, Vice President     None
Graham (63)                                Serves until a successor  and Corporate Secretary, The
                                           trustee is elected or     Winthrop Group, Inc. (consulting
                                           earlier retirement or     firm) (1982 - present); Desautels
                                           removal.                  Faculty of Management, McGill
                                                                     University (1999 - present); and
                                                                     Manager of Research Operations and
                                                                     Organizational Learning, Xerox
                                                                     PARC, Xerox's Advance Research
                                                                     Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)      Trustee          Trustee since 2007.       Chairman and Chief Executive          Director, Broadridge
                                           Serves until a successor  Officer, Quadriserv, Inc.             Financial Solutions,
                                           trustee is elected or     (technology products for securities   Inc. (investor
                                           earlier retirement or     lending industry) (2008 - present);   communications and
                                           removal.                  Private investor (2004 - 2008); and   securities processing
                                                                     Senior Executive Vice President,      provider for financial
                                                                     The Bank of New York (financial and   services industry) (2009
                                                                     securities services) (1986 - 2004)    - present); and
                                                                                                           Director, Quadriserv,
                                                                                                           Inc. (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)  Trustee          Trustee since 2007.       President and Chief Executive         Director of New America
                                           Serves until a successor  Officer, Newbury, Piret & Company,    High Income Fund, Inc.
                                           trustee is elected or     Inc. (investment banking firm)        (closed-end investment
                                           earlier retirement or     (1981 - present)                      company) (2004 -
                                           removal.                                                        present); and Member,
                                                                                                           Board of Governors,
                                                                                                           Investment Company
                                                                                                           Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)      Trustee          Trustee since 2007.       Senior Counsel, Sullivan & Cromwell   Director, The Swiss
                                           Serves until a successor  LLP (law firm) (1998 - present);      Helvetia Fund, Inc.
                                           trustee is elected or     and Partner, Sullivan & Cromwell      (closed-end investment
                                           earlier retirement or     LLP (prior to 1998)                   company); and Director,
                                           removal.                                                        AMVESCAP, PLC
                                                                                                           (investment manager)
                                                                                                           (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10
55

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                           Position Held       Length of Service                                          Other Directorships
Name and Age               with the Fund       and Term of Office      Principal Occupation               Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45) Secretary           Since 2010. Serves at   Vice President and Associate       None
                                               the discretion of the   General Counsel of Pioneer since
                                               Board.                  January 2008 and Secretary of all
                                                                       of the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior Counsel
                                                                       of Pioneer from July 2002 to
                                                                       December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)     Assistant           Since 2010. Serves at   Fund Governance Director of        None
                           Secretary           the discretion of the   Pioneer since December 2006 and
                                               Board.                  Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager -- Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from January
                                                                       2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)          Assistant           Since 2010. Serves at   Counsel of Pioneer since June      None
                           Secretary           the discretion of the   2007 and Assistant Secretary of
                                               Board.                  all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank from
                                                                       October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)       Treasurer           Since 2008. Serves at   Vice President -- Fund             None
                                               the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Treasurer of all of
                                                                       the Pioneer Funds since March
                                                                       2008; Deputy Treasurer of Pioneer
                                                                       from March 2004 to February 2008;
                                                                       Assistant Treasurer of all of the
                                                                       Pioneer Funds from March 2004 to
                                                                       February 2008; and Treasurer and
                                                                       Senior Vice President, CDC IXIS
                                                                       Asset Management Services, from
                                                                       2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)      Assistant           Since 2007. Serves at   Assistant Vice President -- Fund   None
                           Treasurer           the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)         Assistant           Since 2007. Serves at   Fund Accounting Manager -- Fund    None
                           Treasurer           the discretion of the   Accounting, Administration and
                                               Board.                  Controllership Services of
                                                                       Pioneer; and Assistant Treasurer
                                                                       of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

56  Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------------------------------------
                        Position Held         Length of Service                                          Other Directorships
Name and Age            with the Fund         and Term of Office       Principal Occupation               Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Assistant Treasurer   Since 2009. Serves at    Fund Administration Manager --     None
                                              the discretion of the    Fund Accounting, Administration
                                              Board.                   and Controllership Services since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager --
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance      Since 2010. Serves at    Chief Compliance Officer of        None
                        Officer               the discretion of the    Pioneer and of all the Pioneer
                                              Board.                   Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10  57

                            This page for your notes.

58    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

                            This page for your notes.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10    59

                            This page for your notes.

60    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            8

Prices and Distributions                                                     9

Performance Update                                                          10

Comparing Ongoing Fund Expenses                                             15

Schedule of Investments                                                     17

Financial Statements                                                        57

Notes to Financial Statements                                               66

Report of Independent Registered Public Accounting Firm                     77

Trustees, Officers and Service Providers                                    79

                  Pioneer Global High Yield Fund | Annual Report | 10/31/10    1

President's Letter

Dear Shareowner,

Through the first nine months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first nine months of 2010. While the equity markets barely budged, equities at the end of September 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Global High Yield Fund | Annual Report | 10/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/10    3

Portfolio Management Discussion | 10/31/10

High-yield debt investments continued their robust rebound in markets throughout the world over the 12 months ended October 31, 2010, despite some periodic bouts of volatility, as investors tried to determine the strength and persistency of the global economic recovery. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, senior vice president, is a member of Pioneer's fixed-income team and is responsible for the day-to-day management of the Fund. He is supported by Tracy Wright, vice president, also a member of Pioneer's fixed-income team.

Q  How did the Fund perform during the 12 months ended October 31, 2010?

A Pioneer Global High Yield Fund Class A shares returned 21.16% at net asset value over the 12 months ended October 31, 2010, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus Index and the BofA ML High Yield Master II Index, returned 17.61% and 19.26%, respectively. Over the same period, the average return of the 483 mutual funds in Lipper's High Current Yield Funds category was 17.82%. On October 31, 2010, the 30-day SEC yield on the Fund's Class A shares was 6.76%.

Q How would you describe the conditions for high-yield investing during the 12 months ended October 31, 2010?

A The recovery by corporate bonds and other credit-sensitive investments, which began in 2009, continued over most of the 12-month period, despite some short-term interruptions that occurred when periodic doubts resurfaced about the resiliency of the economic rebound. The most significant market pullback began in the early spring of 2010 and persisted through the early summer, as it became clear that the strong economic rebound of late 2009 and early 2010 was starting to weaken. Corporations, after aggressively building up their inventories, became somewhat more cautious at the same time that many consumers focused on paying down debts rather than accumulating new possessions. Meanwhile, some of the effects of the U.S. government's stimulus spending began tapering off.

   Market trends reversed, however, after Federal Reserve Board (the Fed) Chairman Ben Bernanke, in August 2010, outlined new plans to inject more liquidity into the market. Investors again became attracted to corporate securities, including high-yield bonds and stocks. Supporting the resurgence

4    Pioneer Global High Yield Fund | Annual Report | 10/31/10
   were new reports of improving corporate profits as well as growing sentiments that the November mid-term elections would lead to more business-friendly U.S. economic policies.

Q What allocation decisions led to the Fund's strong performance relative to its benchmarks over the 12 months ended October 31, 2010?

A The Fund performed very well during the 12-month period, surpassing the BofA ML benchmarks for both domestic and global and emerging markets high-yield investing.

   Security selection was the principal factor driving the Fund's outperformance. We have paid special attention, especially since the steep market declines in 2008, to analyzing high-yield corporate bonds in an effort to identify what securities may have been unfairly penalized by the market. The analysis reaped rewards during the rebound in high-yield debt, when the market recognized the value in many of the bonds in which we had invested the Fund's assets.

   Throughout the 12-month period ended October 31, 2010, the Fund had a heavy emphasis on U.S. high-yield securities, which outperformed most other segments of the fixed-income market. Part of the Fund's allocation to U.S. high-yield securities was a position in non-government-agency mortgage-backed securities, which performed particularly well and provided further support to the Fund's relative performance results. While we underweighted the Fund to emerging market government bonds, we overweighted emerging market corporates, and that positioning also made a favorable contribution to the Fund's performance results.

   The Fund had a small position in convertible securities, which gave the portfolio exposure to the performance in the equity market. The Fund also had a focus on the currencies of emerging market countries such as Brazil, Colombia, Argentina and Turkey; that also helped performance, as those currencies benefited from the strong growth of their national economies. At the same time, we underweighted the Fund in the euro and in euro-denominated securities, which supported the Fund's performance when the euro fell this past spring and summer on news of the extent of the government debt problems in Greece, Spain, Ireland and several other European nations. The underweighted position in the euro had a favorable impact on the Fund's relative performance for the overall 12-month period ended October 31, 2010, but it was a drag on performance results over the final two months of the Fund's fiscal year, when the euro started rallying.

   One allocation that had a positive impact on absolute results but that nevertheless held back benchmark-relative performance was the Fund's position in floating-rate bank loans. The loans, which had lower yields than most of

                  Pioneer Global High Yield Fund | Annual Report | 10/31/10    5
   the Fund's investments, clearly lagged the rest of the high-yield market during the period. That should not have been surprising during a period when high-yield securities performed very well and when interest rates tended to decline. We continue to be interested in bank loans as a more defensive part of the Fund's portfolio. They also help protect the Fund against rising interest rates, as their yields generally start increasing as interest rates move higher.

   At the end of the Fund's fiscal year on October 31, 2010, 69.5% of Fund assets were invested in U.S. high-yield securities, with 22.5% invested in emerging markets and 7.0% in international high-yield debt.

Q What types of individual investments most influenced the Fund's performance over the 12 months ended October 31, 2010?

A While the Fund was underexposed to the automobile industry generally, it did have an investment in the convertible securities of Ford Motor, which performed particularly well, doubling in value since we initiated the position in the fall of 2009. In addition, the Fund's investment in the convertible securities of WESCO International, a leading distributor of electrical and industrial supplies, also gave a boost to performance. Among emerging markets investments, the Fund's position in the securities of True Move, a Thai wireless communication company, was a standout performer. Many companies paid down their outstanding debt during the 12-month period, buying back bonds at a profit to the Fund. These included: Accellent;
   Hexion Specialty Chemicals; Delta Airlines; Knology; Cellu Tissue; and Impress Metal Packaging.

   Despite the overall strong performance results, the Fund did have a few disappointments during the 12-month period. One notable disappointment was a small position in the bonds of Independencia, a Brazilian beef company that defaulted on its debt even after restructuring in 2009. Bonds of the Mashantucket Native American tribe, linked to the Foxwoods Casino complex in Connecticut, also defaulted, resulting in a small loss to the Fund. In addition, while Sitel, an operator of call centers, did not default on its bonds, the securities lost value after the company reported disappointing earnings for the second quarter of 2010. Since then, the company has reported improving profits for the third quarter and the bonds have recovered some of their value.

Q  What is your investment outlook?

A Even after rallying strongly for more than a year, high-yield bonds still appear reasonably priced (in comparison with long-term historical averages) and inexpensive relative to their very low default rates. The key to performance over the next several months, we think, will be highly affected by what Treasuries do. If Treasury rates do not spike up and thereby tighten the

6    Pioneer Global High Yield Fund | Annual Report | 10/31/10
   yield spreads (the yield differences between higher- and lower-rated debt), high-yield bonds should continue to perform well against a backdrop of improving corporate profits and generally healthy corporate balance sheets. We do not anticipate that the Fed will move to raise short-term interest rates in the next six months, as the nation's central bankers are waiting either for the employment picture to improve or for signs of increasing inflationary pressures to begin to appear.

   Given all these factors, we remain positive about the high-yield market.

Please refer to the Schedule of Investments on pages 17-56 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed securities will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/10    7

Portfolio Summary | 10/31/10

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Warrants                                                                    0.1%
Preferred Stocks                                                            0.1%
Municipal Bonds                                                             0.2%
Common Stocks                                                               0.9%
Foreign Government Bonds                                                    1.0%
Collateralized Mortgage Obligations                                         2.0%
Asset Backed Securities                                                     3.9%
Convertible Corporate Bonds                                                 5.1%
Temporary Cash Investments                                                  5.3%
Senior Secured Loans                                                        7.2%
U.S. Corporate Bonds                                                       74.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                         0.85%
--------------------------------------------------------------------------------
 2.    Ford Motor Co., 4.25%, 11/15/16                                     0.82
--------------------------------------------------------------------------------
 3.    True Move Co., Ltd., 10.75%, 12/16/13 (144A)                        0.78
--------------------------------------------------------------------------------
 4.    DynCorp International, 10.375%, 7/1/17                              0.77
--------------------------------------------------------------------------------
 5.    Alliance One International, Inc., 10.0%, 7/15/16                    0.77
--------------------------------------------------------------------------------
 6.    Foresight Energy LLC, 9.625%, 8/15/17 (144A)                        0.76
--------------------------------------------------------------------------------
 7.    WESCO International, Inc., 6.0%, 9/15/29                            0.74
--------------------------------------------------------------------------------
 8.    Minerva Overseas II, Ltd., 10.875%, 11/15/19 (144A)                 0.71
--------------------------------------------------------------------------------
 9.    City of Buenos Aires, 12.5%, 4/6/15 (144A)                          0.70
--------------------------------------------------------------------------------
10.    Goldman Sachs Capital Partners, Floating Rate Note, 12/29/49        0.69
--------------------------------------------------------------------------------

* The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Prices and Distributions | 10/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                10/31/10              10/31/09
       A                   $10.53                $9.39
------------------------------------------------------------------------------
       B                   $10.53                $9.37
------------------------------------------------------------------------------
       C                   $10.49                $9.34
------------------------------------------------------------------------------
       Y                   $10.35                $9.25
------------------------------------------------------------------------------
       Z                   $10.86                $9.67
------------------------------------------------------------------------------

Distributions per Share: 10/31/09-10/31/10
--------------------------------------------------------------------------------

                 Net Investment       Short-Term         Long-Term
     Class           Income          Capital Gains     Capital Gains
       A            $0.7700              $ --              $ --
-----------------------------------------------------------------------------
       B            $0.6852              $ --              $ --
-----------------------------------------------------------------------------
       C            $0.6917              $ --              $ --
-----------------------------------------------------------------------------
       Y            $0.7945              $ --              $ --
-----------------------------------------------------------------------------
       Z            $0.8146              $ --              $ --
-----------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 and Value of $5 million Investment" charts appearing on pages 10-14.

                  Pioneer Global High Yield Fund | Annual Report | 10/31/10    9

Performance Update | 10/31/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2010)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
Life-of-Class
(8/27/01)                             10.68%        10.13%
5 Years                                7.68          6.69
1 Year                                21.16         15.74
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2010)
--------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------
                                      1.32%         1.10%
--------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global        BofA ML Global High Yield and     BofA ML Global High Yield
                   High Yield Fund       Emerging Markets Plus Index       Master II Index
 8/31/2001             $9,550                      $10,000                        $10,000
10/31/2001             $9,245                       $9,591                         $9,607
10/31/2002             $9,273                       $9,429                         $8,979
10/31/2003            $13,501                      $12,700                        $11,952
10/31/2004            $15,502                      $14,456                        $13,403
10/31/2005            $16,822                      $15,317                        $13,934
10/31/2006            $18,860                      $17,095                        $15,375
10/31/2007            $20,425                      $18,543                        $16,427
10/31/2008            $14,001                      $13,632                        $12,071
10/31/2009            $20,100                      $20,633                        $17,960
10/31/2010            $24,353                      $24,267                        $21,420

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging
Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2010)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(11/21/03)                             7.76%         7.76%
5 Years                                6.85          6.85
1 Year                                20.40         16.40
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      2.08%         2.00%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global       BofA ML Global High Yield and     BofA ML Global High Yield
                  High Yield Fund      Emerging Markets Plus Index       Master II Index
11/30/2003            $10,000                    $10,000                        $10,000
10/31/2004            $11,146                    $11,192                        $11,067
10/31/2005            $11,995                    $11,858                        $11,505
10/31/2006            $13,344                    $13,234                        $12,694
10/31/2007            $14,332                    $14,355                        $13,563
10/31/2008             $9,743                    $10,553                         $9,967
10/31/2009            $13,875                    $15,974                        $14,829
10/31/2010            $16,706                    $18,787                        $17,686

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    11

Performance Update | 10/31/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) Global High Yield and Emerging
Markets Plus Index.

Average Annual Total Returns
(As of October 31, 2010)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(11/21/03)                             7.69%         7.69%
5 Years                                6.88          6.88
1 Year                                20.43         20.43
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      1.98%         1.98%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global       BofA ML Global High Yield and     BofA ML Global High Yield
                  High Yield Fund      Emerging Markets Plus Index       Master II Index
11/30/2003            $10,000                    $10,000                        $10,000
10/31/2004            $11,079                    $11,192                        $11,067
10/31/2005            $11,921                    $11,858                        $11,505
10/31/2006            $13,267                    $13,234                        $12,694
10/31/2007            $14,260                    $14,355                        $13,563
10/31/2008             $9,685                    $10,553                         $9,967
10/31/2009            $13,807                    $15,974                        $14,829
10/31/2010            $16,628                    $18,787                        $17,686

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Performance Update | 10/31/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets
Plus Index.

Average Annual Total Returns
(As of October 31, 2010)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(8/27/01)                             10.66%        10.66%
5 Years                                7.63          7.63
1 Year                                21.35         21.35
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      0.78%         0.78%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

                Pioneer Global        BofA ML Global High Yield and     BofA ML Global High Yield
                High Yield Fund       Emerging Markets Plus Index       Master II Index
 8/31/2001         $5,000,000                 $5,000,000                      $5,000,000
10/31/2001         $4,840,849                 $4,795,409                      $4,803,552
10/31/2002         $4,855,750                 $4,714,611                      $4,489,697
10/31/2003         $7,069,246                 $6,349,917                      $5,975,905
10/31/2004         $8,117,025                 $7,228,127                      $6,701,615
10/31/2005         $8,808,131                 $7,658,599                      $6,966,943
10/31/2006         $9,771,108                 $8,547,369                      $7,687,257
10/31/2007        $10,564,874                 $9,271,360                      $8,213,583
10/31/2008         $7,293,506                 $6,815,761                      $6,035,578
10/31/2009        $10,486,312                $10,316,487                      $8,980,145
10/31/2010        $12,724,731                $12,133,294                     $10,709,937

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005 would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    13

Performance Update | 10/31/10                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) Global High Yield Master II Index and the Bank of America (BofA) Merrill Lynch Global High Yield and Emerging Markets
Plus Index.

Average Annual Total Returns
(As of October 31, 2010)
-------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(8/27/01)                             11.05%        11.05%
5 Years                                8.34          8.34
1 Year                                21.58         21.58
-------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2010)
-------------------------------------------------------------------
                                      Gross         Net
-------------------------------------------------------------------
                                      1.23%         0.90%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Global       BofA ML Global High Yield and     BofA ML Global High Yield
                  High Yield Fund      Emerging Markets Plus Index       Master II Index
 8/31/2001            $10,000                    $10,000                        $10,000
10/31/2001             $9,682                     $9,591                         $9,607
10/31/2002             $9,711                     $9,429                         $8,979
10/31/2003            $14,138                    $12,700                        $11,952
10/31/2004            $16,234                    $14,456                        $13,403
10/31/2005            $17,616                    $15,317                        $13,934
10/31/2006            $19,751                    $17,095                        $15,375
10/31/2007            $21,260                    $18,543                        $16,427
10/31/2008            $15,049                    $13,632                        $12,071
10/31/2009            $21,624                    $20,633                        $17,960
10/31/2010            $26,290                    $24,267                        $21,420

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2010 through October 31, 2010.

----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               Y               Z
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/10
----------------------------------------------------------------------------------------------------
Ending Account Value       $1,070.13       $1,066.81       $1,066.41       $1,069.63       $1,072.23
(after expenses)
on 10/31/10
----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.74          $10.00           $9.48           $3.81           $4.70
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.92%, 1.82%, 0.73%, and 0.90% for class A, B, C, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2010 through October 31, 2010.

----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               Y              Z
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/10
----------------------------------------------------------------------------------------------------
Ending Account Value       $1,019.66       $1,015.53       $1,016.03       $1,021.53       $1,020.67
(after expenses)
on 10/31/10
----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.60           $9.75           $9.25           $3.72           $4.58
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.92%, 1.82%, 0.73%, and 0.90% for class A, B, C, Y and Z, shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Schedule of Investments | 10/31/10

-----------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                Value
-----------------------------------------------------------------------------------------------
                                       CONVERTIBLE CORPORATE BONDS -- 5.2%
                                       ENERGY -- 0.3%
                                       Coal & Consumable Fuels -- 0.2%
  6,790,000                    BB-/NR  Massey Energy Co., 3.25%, 8/1/15          $    6,492,938
-----------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 0.1%
  1,885,000                    BB/Ba3  Chesapeake Energy, Inc., 2.5%, 5/15/37    $    1,623,456
                                                                                 --------------
                                       Total Energy                              $    8,116,394
-----------------------------------------------------------------------------------------------
                                       MATERIALS -- 1.2%
                                       Construction Materials -- 0.1%
  1,950,000                      B/B2  Cemex SAB de CV, 4.875%, 3/15/15          $    1,954,875
-----------------------------------------------------------------------------------------------
                                       Forest Products -- 1.1%
 12,459,000                     BB/NR  Sino-Forest Corp., 4.25%, 12/15/16        $   14,872,931
 12,150,000                    BB/Ba2  Sino-Forest Corp., 5.0%, 8/1/13 (144A)        14,762,250
                                                                                 --------------
                                                                                 $   29,635,181
                                                                                 --------------
                                       Total Materials                           $   31,590,056
-----------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 1.0%
                                       Construction & Farm Machinery &
                                       Heavy Trucks -- 0.2%
  5,380,000                      B/B1  Navistar International Corp.,
                                       3.0%, 10/15/14                            $    6,462,725
-----------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 0.1%
  1,250,000                      B/B2  General Cable Corp., 4.5%, 11/15/29       $    1,290,625
-----------------------------------------------------------------------------------------------
                                       Trading Companies & Distributors -- 0.7%
 10,923,000                      B/NR  WESCO International, Inc., 6.0%,
                                       9/15/29                                   $   18,910,444
                                                                                 --------------
                                       Total Capital Goods                       $   26,663,794
-----------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 0.3%
                                       Marine -- 0.3%
  9,481,000                 CCC+/Caa3  Horizon Lines, Inc., 4.25%, 8/15/12       $    8,675,115
                                                                                 --------------
                                       Total Transportation                      $    8,675,115
-----------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 0.8%
                                       Automobile Manufacturers -- 0.8%
 12,029,000                     B/Ba3  Ford Motor Co., 4.25%, 11/15/16           $   20,900,388
                                                                                 --------------
                                       Total Automobiles & Components            $   20,900,388
-----------------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 0.2%
                                       Tobacco -- 0.2%
  5,135,000                   B-/Caa1  Alliance One International, Inc.,
                                       5.5%, 7/15/14 (b)                         $    5,905,250
                                                                                 --------------
                                       Total Food, Beverage & Tobacco            $    5,905,250
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    17

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                        Health Care Services -- 0.2%
  7,391,000                     B+/B1   Ominicare, Inc., 3.25%, 12/15/35          $    6,587,229
                                                                                  --------------
                                        Total Health Care Equipment & Services    $    6,587,229
------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Real Estate Operating Companies -- 0.1%
  1,900,000                     B-/B3   Forest City Enterprises, Inc.,
                                        5.0%, 10/15/16                            $    2,470,000
                                                                                  --------------
                                        Total Real Estate                         $    2,470,000
------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                        Electronic Equipment & Instruments -- 0.1%
  1,665,000                     B+/NR   L-1 Identity Solutions, Inc.,
                                        3.75%, 5/15/27                            $    1,665,000
                                                                                  --------------
                                        Total Technology Hardware & Equipment     $    1,665,000
------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.9%
                                        Semiconductors -- 0.9%
  4,650,000                     NR/NR   JA Solar Holdings Co., 4.5%, 5/15/13      $    4,475,625
  5,430,000                    BB-/NR   SunPower Corp., 1.25%, 2/15/27                 5,077,050
  3,687,000                    BB-/NR   SunPower Corp., 4.75%, 4/15/14                 3,364,388
 11,919,000                      B/NR   Suntech Power Holdings Co., Ltd.,
                                        3.0%, 3/15/13                                 10,667,503
                                                                                  --------------
                                                                                  $   23,584,566
                                                                                  --------------
                                        Total Semiconductors                      $   23,584,566
------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.1%
                                        Integrated Telecommunication
                                        Services -- 0.1%
  2,485,000                     B+/NR   MasTec, Inc., 4.0%, 6/15/14               $    2,755,244
                                                                                  --------------
                                        Total Telecommunication Services          $    2,755,244
------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE CORPORATE BONDS
                                        (Cost $109,553,684)                       $  138,913,036
------------------------------------------------------------------------------------------------
                                        PREFERRED STOCKS -- 0.1%
                                        CONSUMER SERVICES -- 0.0%
                                        Hotels, Resorts & Cruise Lines -- 0.0%
     17,350                             Perseus Holding Corp.* (f)(g)             $           --
                                                                                  --------------
                                        Total Consumer Services                   $           --
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.1%
                                        Diversified Finance Services -- 0.1%
      2,800                             Bank of America Corp., 7.25%, 12/31/49    $    2,651,600
                                                                                  --------------
                                        Total Diversified Financials              $    2,651,600
------------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $2,337,359)                         $    2,651,600
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global High Yield Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------
             Floating    S&P/Moody's
Shares       Rate (d)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 1.0%
                                      ENERGY -- 0.1%
                                      Oil & Gas Drilling -- 0.1%
   46,147                             Rowan Companies, Inc.*                     $    1,518,236
                                                                                 --------------
                                      Total Energy                               $    1,518,236
-----------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.6%
                                      Commodity Chemicals -- 0.2%
  200,800                             Georgia Gulf Corp.*(b)                     $    4,062,184
-----------------------------------------------------------------------------------------------
                                      Diversified Chemical -- 0.0%
   24,139                             LyondellBasell Industries NV (Class A)*    $      648,374
-----------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.2%
   69,274                             Freeport-McMoRan Copper & Gold, Inc.,
                                      (Class B)                                  $    6,558,862
-----------------------------------------------------------------------------------------------
                                      Forest Products -- 0.0%
  244,090                             Ainsworth Lumber Co., Ltd.*                $      559,861
-----------------------------------------------------------------------------------------------
                                      Steel -- 0.2%
  127,393                             KNIA Holdings, Inc.* (f)                   $      890,474
  134,106                             Vale SA (A.D.R.) (b)                            3,852,865
                                                                                 --------------
                                                                                 $    4,743,339
                                                                                 --------------
                                      Total Materials                            $   16,572,620
-----------------------------------------------------------------------------------------------
                                      INDUSTRIALS -- 0.0%
                                      Building Products -- 0.0%
      894                             Panolam Holdings Co. (f)                   $      438,060
                                                                                 --------------
                                      Total Industrials                          $      438,060
-----------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.3%
                                      Auto Parts & Equipment -- 0.3%
   80,769                             Lear Corp.*                                $    7,139,980
                                                                                 --------------
                                      Total Automobiles & Components             $    7,139,980
-----------------------------------------------------------------------------------------------
                                      MEDIA -- 0.0%
                                      Cable & Satellite -- 0.0%
   24,008                             Charter Communications, Inc.*(b)           $      779,780
                                                                                 --------------
                                      Total Media                                $      779,780
-----------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.0%
                                      Diversified Finance Services -- 0.0%
   24,638                             BTA Bank JSC*                              $      578,993
                                                                                 --------------
                                      Total Diversified Financials               $      578,993
-----------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.0%
                                      Real Estate Development -- 0.0%
  159,647                             Newhall Land Development LLC*              $      303,329
                                                                                 --------------
                                      Total Real Estate                          $      303,329
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    19

-----------------------------------------------------------------------------------------------------
                  Floating     S&P/Moody's
Shares            Rate (d)     Ratings                                                 Value
-----------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%
                                           Data Processing & Outsourced Services --  0.0%
        33,046                             Perseus Holding Corp.* (f)(g)               $           --
                                                                                       --------------
                                           Total Software & Services                   $           --
-----------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $21,704,112)                          $   27,330,998
-----------------------------------------------------------------------------------------------------
                                           RIGHTS/WARRANTS -- 0.0%
                                           ENERGY -- 0.0%
                                           Oil & Gas Exploration & Production -- 0.0%
NOK 11,303,000                             Norse Energy Corp. ASA*                     $      211,818
     5,925,293                             Norse Energy Corp. ASA CW15*                       706,618
     1,130,300                             Penoro Energy Corp. ASA-CW11*                      192,562
                                                                                       --------------
                                                                                       $    1,110,998
                                                                                       --------------
                                           Total Energy                                $    1,110,998
-----------------------------------------------------------------------------------------------------
                                           TOTAL RIGHTS/WARRANTS
                                           (Cost $1,460,198)                           $    1,110,998
-----------------------------------------------------------------------------------------------------

Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 4.0%
                                           MATERIALS -- 0.1%
                                           Aluminum -- 0.1%
       933,362        0.84        AAA/Aaa  Bayview Financial Acquisition Trust Co.,
                                           Floating Rate Note, 8/28/44                 $      857,674
     1,500,000        6.55         CCC/B3  Security National Finance Corp., Floating
                                           Rate Note, 6.55%,                                1,128,750
                                                                                       --------------
                                                                                       $    1,986,424
                                                                                       --------------
                                           Total Materials                             $    1,986,424
-----------------------------------------------------------------------------------------------------
                                           BANKS -- 2.3%
                                           Thrifts & Mortgage Finance -- 2.3%
     2,837,523        1.16        AA+/Aa1  ACE 2004-HE4 M1, Floating Rate Note,
                                           12/25/34                                    $    2,197,551
       583,698        0.35       CCC/Caa3  ACE Securities Corp., Floating Rate Note,
                                           1/25/37                                            306,071
     1,966,562        1.53         B-/Ba1  Amortizing Residential Collateral Trust,
                                           Floating Rate Note, 1/25/32                        857,061
     1,480,000                   CCC/Baa2  Bear Stearns Asset Backed Securities,
                                           Inc., 0.78, 1/25/47,                               650,010
     4,720,000        0.91         A/Caa1  Bear Stearns Asset Backed Securities,
                                           Inc., Floating Rate Note, 3/25/35                4,090,168
     2,050,844        0.00         CCC/A1  BSABS 2006-4 A1, Floating Rate Note,
                                           10/25/33                                         1,886,643
     8,090,000        0.43      BBB+/Caa2  Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 12/25/36                              4,998,301

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- (continue)
    884,906       0.36         AA/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 2/25/32                             $      796,960
  2,361,423       0.38        AA+/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 2/25/35                                  2,207,387
  2,884,525       0.31        AAA/Ba3  Carrington Mortgage Loan Trust, Floating
                                       Rate Note, 10/25/36                                 2,591,994
  3,966,294                    B/Caa1  Citigroup Mortgage Loan Trust, Inc.,
                                       0.32375%, 7/254/5                                   3,234,794
  1,782,128       0.51        AA-/Ba1  Countrywide Asset Backed Certificates,
                                       Floating Rate Note, 4/25/36                         1,454,514
  2,955,281                   BBB+/B2  Countrywide Asset-Backed,
                                       0.50875%, 6/25/36                                   2,569,138
  1,700,000       0.88          BB/A1  Countrywide Asset-Backed Certificates,
                                       Floating Rate Note, 11/25/34                        1,039,062
  3,925,000       0.38         BB+/B3  Countrywide Asset-Backed Certificates,
                                       Floating Rate Note, 6/25/47                         3,467,808
  1,588,837       0.42       BB-/Caa2  CWL 2006-19 2A2, Floating Rate Note,
                                       3/25/37                                             1,173,326
 11,354,945       0.71        CCC/Aaa  CWL 2007-SD1 A1, Floating Rate Note,
                                       3/25/47                                             6,774,042
  1,019,838       0.96       AAA/Caa2  FBR Securitization Trust, Floating Rate
                                       Note, 10/25/35                                        640,579
    438,815                    B-/Ba2  GSAA Trust, 0.43719%, 1/25/36                         431,755
  1,569,298       0.39          B-/B3  GSAMP Trust, Floating Rate Note,
                                       1/25/37                                             1,408,313
  4,000,000                   BBB/Aaa  LEAF II Receivables Funding LLC,
                                       5.5%, 10/20/13                                      3,647,413
  1,102,000       0.69        CCC+/B2  Lease Investment Flight Trust, Floating
                                       Rate Note, 7/15/31                                    606,100
 10,152,000       0.65        CCC+/B2  Lease Investment Flight Trust, Floating
                                       Rate Note, 7/15/31                                  5,634,360
  3,201,532       0.35         CCC/B2  Lehman XS Trust, Floating Rate Note,
                                       8/25/36                                             1,487,329
  6,917,873       0.61          CC/Ca  Lehman XS Trust, Floating Rate Note,
                                       12/25/35                                            2,232,052
  1,461,759       0.33         B/Caa3  Morgan Stanley ABS Capital, Inc., Floating
                                       Rate Note, 10/25/36                                 1,299,830
  1,648,864       0.00       AAA/Baa2  Residential Asset Mortgage Products, Inc.,
                                       Floating Rate Note, 10/25/35                        1,501,706
    404,647       0.49         B-/Ba2  Residential Asset Securities Corp., Floating
                                       Rate Note, 1/25/35                                    366,069
  3,799,466                   BB-/Ba3  Saxon Asset Securities Co.,
                                       0.34594%, 11/25/36                                  3,602,350
                                                                                      --------------
                                                                                      $   63,152,686
                                                                                      --------------
                                       Total Banks                                    $   63,152,686
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    21

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 1.4%
                                        Diversified Finance Services -- 0.5%
    602,469       0.85         B-/Ba3   Aircraft Finance Trust, Floating Rate Note,
                                        5/15/24                                       $      512,098
 10,590,103       0.83        B-/Caa1   Aircraft Finance Trust, Floating Rate Note,
                                        5/15/24                                            5,559,804
  3,075,106                      B/B1   Ellington Loan Acquisition Trust,
                                        1.0625%, 5/27/37                                   2,839,780
  5,377,000       0.34         BBB/B2   Home Equity Asset Trust, Floating Rate
                                        Note, 3/25/37                                      4,452,097
                                                                                      --------------
                                                                                      $   13,363,779
----------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.9%
  7,050,000                 BBB-/Baa3   Dominos Pizza Master Issuer LLC,
                                        5.261%, 4/25/37                               $    7,173,375
 10,075,000                    BB/Aaa   Dominos Pizza Master Issuer LLC,
                                        7.629%, 4/25/37                                    9,689,984
  1,300,000                  BB+/Baa3   Dunkin Brands Master Finance LLC,
                                        5.779%, 6/20/31                                    1,318,317
  6,240,000                   BB-/Ba3   Dunkin Brands Master Finance LLC,
                                        8.28%, 6/20/31 (144A)                              6,180,907
                                                                                      --------------
                                                                                      $   24,362,583
                                                                                      --------------
                                        Total Diversified Financials                  $   37,726,362
----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.2%
                                        Mortgage Real Estate Investment Trust -- 0.2%
  4,000,000                    AA/Aa2   REAT 2010-1A A2, 10.0%, 9/25/40               $    4,000,000
                                                                                      --------------
                                        Total Real Estate                             $    4,000,000
----------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $104,756,913)                           $  106,865,472
----------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
                                        MATERIALS -- 0.2%
                                        Forest Products -- 0.2%
  4,315,000                     BB/B1   T SRA R 2006-1 F, 7.5296%,
                                        10/15/36 (144A)                               $    4,326,947
                                                                                      --------------
                                        Total Materials                               $    4,326,947
----------------------------------------------------------------------------------------------------
                                        BANKS -- 0.9%
                                        Thrifts & Mortgage Finance -- 0.9%
 19,378,584       2.26        AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/36                            $      881,726
  1,000,000                     BB/NR   Commercial Mortgage Pass-Through
                                        Certificates, 6.85%, 8/15/33                         995,441
  4,171,308       5.25         B/Caa1   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 8/25/35                        3,839,117
  2,288,549       0.00         B/Baa3   Countrywide Alternative Loan Trust,
                                        Floating Rate Note, 9/25/35                        1,306,453

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continue)
  3,047,280                     B-/Ba1   Countrywide Home Loans, 4.5%, 9/25/35        $    2,677,849
  1,181,965        0.59        CCC/Ba1   Countrywide Home Loans, Floating Rate
                                         Note, 3/25/35                                       393,125
  2,560,423        0.58         CCC/B3   Countrywide Home Loans, Floating Rate
                                         Note, 3/25/35                                       680,345
  3,785,566        0.71           D/Ca   DSLA 2005-AR6 2A1C, Floating Rate
                                         Note, 10/19/45                                      291,072
    311,767        0.99         AAA/A3   IMPAC CMB Trust, Floating Rate Note,
                                         4/25/35                                             255,803
    811,334        0.32           D/B3   Impac Securities Assets Corp., Floating
                                         Rate Note, 11/25/36                                 746,270
  1,300,000        0.00        NR/Baa3   JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 5.53853%, 7/12/37               1,073,729
  1,796,566        3.42          NR/B1   JP Morgan Mortgage Trust, Floating Rate
                                         Note, 10/25/35                                    1,431,094
  1,918,027        3.04          B+/B1   JP Morgan Mortgage Trust, Floating Rate
                                         Note, 11/25/35                                    1,848,548
  8,400,228        0.00           D/Ca   Luminent Mortgage Trust, Floating Rate
                                         Note, 7/25/36                                       571,106
  1,923,242        0.57      BBB-/Baa1   Structured Asset Mortgage Investments,
                                         Inc., Floating Rate Note, 9/25/45                 1,249,656
  4,235,010        0.49        AAA/Aa1   WAMU Mortgage Pass-Through
                                         Certificates, Floating Rate Note, 4/25/45         3,443,157
                                                                                      --------------
                                                                                      $   21,684,491
                                                                                      --------------
                                         Total Banks                                  $   21,684,491
----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.1%
                                         Investment Banking & Brokerage -- 0.1%
  3,450,000                    BBB-/NR   Bear Stearns Commercial Mortgage Corp.,
                                         6.94%, 2/15/35                               $    3,482,509
                                                                                      --------------
                                         Total Diversified Financials                 $    3,482,509
----------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.4%
                                         Mortgage Real Estate Investment Trust -- 0.4%
  3,000,000                   BBB-/Ba2   Credit Suisse First Boston Mortgage
                                         Securities Corp., 5.51%, 3/15/35             $    2,468,142
  9,000,000                       A/NR   Credit Suisse First Boston Mortgage
                                         Securities Corp., 7.08%, 12/15/35                 8,761,457
                                                                                      --------------
                                                                                      $   11,229,599
                                                                                      --------------
                                         Total Real Estate                            $   11,229,599
----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.4%
                                         Integrated Telecommunication Services -- 0.4%
  9,670,000                      NA/B2   Global Tower Partners Acquisition Corp.,
                                         7.87%, 5/15/37                               $   10,084,466
                                                                                      --------------
                                         Total Telecommunication Services             $   10,084,466
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    23

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 0.1%
                                        Government -- 0.1%
  1,210,486                     NR/B3   GSR Mortgage Loan Trust, 5.5%, 8/25/21      $    1,188,573
 23,000,000       0.00         NR/Aaa   Government National Mortgage
                                        Association, Floating Rate Note,
                                        12/16/49                                         1,860,700
                                                                                    --------------
                                        Total Government                            $    3,049,273
--------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED MORTGAGE
                                        OBLIGATIONS
                                        (Cost $59,382,577)                          $   53,857,285
--------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 75.7%
                                        ENERGY -- 11.4%
                                        Coal & Consumable Fuels -- 1.1%
 12,200,000                    BB/Ba3   Bumi Capital Pte., Ltd., 12.0%,
                                        11/10/16 (b)                                $   13,374,250
  1,240,000                    BB/Ba3   Bumi Investment Pte., Ltd.,
                                        10.75%, 10/6/17                                  1,293,729
  2,850,000                  BB-/Caa1   International Coal Group, Inc.,
                                        9.125%, 4/1/18 (b)                               3,106,500
  2,706,000                   B+/Caa1   Murray Energy Corp., 10.25%, 10/15/15            2,881,890
  6,395,000                      B/B3   New World Resources BV,
                                        7.375%, 5/15/15 (144A)                           8,826,196
  2,070,000                      B/B2   Penn Virginia Resource Partners LP,
                                        8.25%, 4/15/18                                   2,178,675
                                                                                    --------------
                                                                                    $   31,661,240
--------------------------------------------------------------------------------------------------
                                        Integrated Oil & Gas -- 0.1%
  2,950,000                  BBB/Baa3   Petroleum Co. of Trinidad & Tobago, Ltd.,
                                        9.75%, 8/14/19                              $    3,677,175
--------------------------------------------------------------------------------------------------
                                        Oil & Gas Drilling -- 1.8%
  8,203,792                     NR/NR   DDI Holdings AS, 9.3%, 1/19/12 (144A)       $    8,285,830
    983,833                     NA/NA   DDI Holdings AS, 9.3%, 4/23/12 (144A)            1,022,202
  1,250,000                     B-/B2   Hercules Offshore, Inc., 10.5%,
                                        10/15/17 (b)                                       968,750
  9,607,550                     NA/NA   Norse Energy ASA,
                                        6.50%, 7/14/13 (144A)                            8,166,418
  2,915,000                     B+/B1   Parker Drilling Co.,
                                        9.125%, 4/1/18 (144A)                            3,060,750
  8,730,000                      B/B3   Pioneer Drilling Co.,
                                        9.875, 3/15/18 (144A)                            9,166,500
 17,000,000      11.65          NA/NA   Sevan Drilling ASA, Floating Rate Note,
                                        12/7/12                                          2,925,142
 13,640,000                     B-/B3   Vantage Drilling Co., 11.5%, 8/1/15             14,458,400
                                                                                    --------------
                                                                                    $   48,053,992
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 1.9%
     3,943,000                      B-/B3   Aquilex Holdings LLC,
                                            11.125%, 12/15/16                           $    3,755,708
       500,000                    BB-/Ba3   CGV, 7.75%, 5/15/17                                523,750
     3,745,000                      B+/B1   Complete Production Services, Inc.,
                                            8.0%, 12/15/16                                   3,941,613
     1,600,000        0.00          NA/NA   DP Producer ASA, Floating Rate Note,
                                            12/5/11 (144A) (e)                                  16,000
    17,815,000                       B/B2   Expro Finance Luxembourg SCA,
                                            8.5%, 12/15/16                                  17,547,775
       910,944       10.50          NA/NA   Nexus SA, Floating Rate Note, 3/7/12 (e)               911
 NOK 13,000,000                     NR/NR   PetroJack ASA, 11.0%, 4/19/10 (e)                  243,620
     1,156,159        0.00          NR/B3   PetroProd, Ltd., Floating Rate Note,
                                            1/12/12 (e)                                          1,156
     5,200,000                      NR/NR   Sevan Marine ASA, 12.0%, 8/10/15                 5,434,000
 NOK 29,500,000                     NR/NR   Sevan Marine ASA, 13.25%, 8/10/15                5,327,268
     4,500,000        3.62          NR/NR   Sevan Marine ASA, Floating Rate Note,
                                            5/14/13 (144A)                                   3,847,500
 NOK 32,463,000      11.99          NA/NA   Sevan Marine ASA, Floating Rate Note,
                                            10/24/12 (144A)                                  5,641,122
     4,231,200                      NA/NA   Skeie Drilling & Production ASA,
                                            11.25%, 3/8/13 (e)                               4,453,338
                                                                                        --------------
                                                                                        $   50,733,761
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 4.6%
     2,325,000                     B/Caa1   Antero Resources Finance Corp.,
                                            9.375%, 12/1/17                             $    2,470,313
       225,000                     BB-/B1   Bill Barrett Corp., 9.875%, 7/15/16                247,500
     2,180,000                    B+/Caa2   Brigham Exploration Co.,
                                            8.75%, 10/01/18                                  2,354,400
     2,434,000                      B-/B3   Carrizo Oil & Gas, Inc.,
                                            8.625%, 10/15/18                                 2,452,255
     2,750,000                     BB/Ba3   Chesapeake Energy Co., 6.25%, 1/15/17            3,924,554
     4,750,000                       B/B2   Comstock Resources, Inc.,
                                            8.375%, 10/15/17                                 4,916,250
     1,880,000                      BB/B1   Continental Resources, Inc.,
                                            7.125%, 4/1/21 (144A)                            2,030,400
     2,050,000                      BB/B1   Continental Resources, Inc.,
                                            8.25%, 10/1/19                                   2,280,625
     1,130,000                      BB/B1   Denbury Resources, Inc., 9.75%, 3/1/16           1,279,725
     6,025,000                     BB-/B2   Hilcorp Energy Co., 9.0%, 6/1/16 (144A)          6,356,375
     4,535,000                       B/B3   Linn Energy LLC,
                                            11.75%, 5/15/17 (144A)                           5,260,600
     6,000,000                       B/B3   Linn Energy LLC,
                                            8.625%, 4/15/20 (144A)                           6,480,000
     5,525,000                      NA/NA   Norse Energy ASA, 10.0%, 7/13/12                   974,203

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    25

---------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                   Value
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- (continued)
 45,000,000                      B-/NR   Norwegian Energy Co. ASA,
                                         12.9%, 11/20/14                             $    8,082,643
 39,000,000                      B-/NR   PA Resources AB, 9.56%, 3/9/11                   6,577,737
  8,500,000                      B+/B3   Petrohawk Energy Corp.,
                                         7.25%, 8/15/18 (144A)                            8,818,750
  6,460,000                     B/Caa1   PetroQuest Energy, Inc.,
                                         10.375%, 5/15/12                                 6,621,500
  7,260,000                     BB-/B1   Plains Exploration & Production Co.,
                                         7.625%, 4/1/20                                   7,822,650
  3,040,000                     BB-/B1   Plains Exploration & Production Co.,
                                         8.625%, 10/15/19                                 3,374,400
  2,535,000                     BB-/B1   Plains Exploration & Production Co.,
                                         10.0%, 3/1/16 (b)                                2,893,069
  4,850,000                      B-/B3   Quicksilver Resources, Inc.,
                                         7.125%, 4/1/16                                   4,643,875
  3,370,000                      B+/B2   Quicksilver Resources, Inc.,
                                         9.125%, 8/15/19                                  3,597,475
  2,120,000                      B+/B3   SandRidge Energy, Inc., 8.75%,
                                         1/15/20 (144A)                                   2,204,800
  7,260,000                      B+/B3   SandRidge Energy, Inc., 8.0%, 6/1/18 (b)         7,260,000
  8,185,000                      B+/B3   SandRidge Energy, Inc.,
                                         8.625, 4/1/15 (b)                                8,369,163
  1,590,000       3.92           B+/B3   SandRidge Energy, Inc., Floating Rate
                                         Note, 4/1/14                                     1,474,843
  4,469,000                   BB-/Caa1   Stone Energy Corp., 8.625%, 2/1/17               4,491,345
  4,065,000                  BBB-/Baa2   TNK-BP Finance SA,
                                         7.875%, 3/13/18 (144A)                           4,589,385
                                                                                     --------------
                                                                                     $  121,848,835
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Refining & Marketing -- 1.1%
  4,500,000                    BB-/Ba3   Coffeyville Resources LLC, 9.0%, 4/1/15     $    4,826,250
  1,600,000                      B+/B1   Holly Energy Partners LP,
                                         6.25%, 3/1/15 (144A)                             1,696,000
  1,935,000                       B/B2   Petroplus Finance, Ltd.,
                                         7.0%, 5/1/17 (144A)                              1,770,525
 12,580,000                       B/B2   Petroplus Finance, Ltd.,
                                         9.37%, 9/15/19 (144A) (b)                       12,076,800
  8,240,000                    BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                      9,146,400
                                                                                     --------------
                                                                                     $   29,515,975
---------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- 0.8%
  4,481,000                    BB-/Ba2   Energy Transfer Equity LP,
                                         7.5%, 10/15/20                              $    4,884,290
  2,360,000       8.38          BB/Ba1   Enterprise Products Operating LLC,
                                         Floating Rate Note, 8/1/66                       2,489,800
  5,030,000                     BB/Ba1   Enterprise Products Operating LLC,
                                         7.0%, 6/1/67                                     4,879,100

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- (continued)
  9,543,000                    BB/Ba1   Southern Union Co., 7.2%, 11/1/66           $    8,803,418
                                                                                    --------------
                                                                                    $   21,056,608
                                                                                    --------------
                                        Total Energy                                $  306,547,586
--------------------------------------------------------------------------------------------------
                                        MATERIALS -- 12.7%
                                        Aluminum -- 0.7%
 12,286,000                     B-/B3   CII Carbon LLC, 11.125%, 11/15/15           $   13,053,875
  7,264,477      6.83         CCC+/B3   Noranda Aluminum Acquisition Corp.,
                                        Floating Rate Note, 5/15/15                      6,320,095
                                                                                    --------------
                                                                                    $   19,373,970
--------------------------------------------------------------------------------------------------
                                        Commodity Chemicals -- 1.4%
 11,343,000                     NR/WR   Basell Finance Co.,
                                        8.1%, 3/15/27 (144A)                        $   11,343,000
  4,100,000                 CCC+/Caa1   Hexion U.S. Finance Corp.,/Hexion Nova
                                        Scotia Finance ULC, 9.75%,
                                        11/15/14 (b)                                     4,315,250
 11,100,000                   CCC+/B3   Hexion U.S. Finance Corp.,
                                        8.875%, 2/1/18 (144A)                           11,918,625
  4,835,000                     B+/B1   Nova Chemicals Corp., 8.375%, 11/1/16            5,282,238
  4,755,000                     B+/B1   Nova Chemicals Corp.,
                                        8.625%, 11/1/19 (b)                              5,278,050
                                                                                    --------------
                                                                                    $   38,137,163
--------------------------------------------------------------------------------------------------
                                        Construction Materials -- 1.4%
 12,050,000                   CCC+/B3   AGY Holding Corp., 11.0%, 11/15/14          $   11,055,875
  3,434,000      6.64           B-/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49                                         2,366,953
  9,406,000                      B/NR   Cemex Finance LLC,
                                        9.5%, 12/14/16 (144A) (b)                        9,500,060
  3,950,000                    BB-/B1   Rearden G Holdings Eins GmbH,
                                        7.875%, 3/30/20                                  4,280,813
  9,515,000                      B/B3   Texas Industries, Inc., 9.25%, 8/15/20          10,014,538
                                                                                    --------------
                                                                                    $   37,218,239
--------------------------------------------------------------------------------------------------
                                        Diversified Chemical -- 1.2%
 13,410,000                  CCC/Caa3   Ineos Group Holdings Plc,
                                        7.875%, 2/15/16 (144A)                      $   16,397,812
  9,025,000                  CCC/Caa1   Momentive Performance Materials, Inc.,
                                        9.5%, 1/15/21                                   12,822,862
  3,176,000                     B+/B1   TPC Group LLC, 8.25%, 10/1/17                    3,374,500
                                                                                    --------------
                                                                                    $   32,595,174
--------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.7%
  6,615,974                      B/B2   Blaze Recycling & Metals,
                                        13.0%, 7/16/12                              $    5,491,258
  1,050,000                      B/B2   FMG Finance Pty., Ltd.,
                                        10.625%, 9/1/16 (144A)                           1,548,750

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    27

----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                 Value
----------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- (continued)
     11,575,000                    NR/Ba3   Prime Dig Pte., Ltd., 11.75%, 11/03/14    $   12,009,063
                                                                                      --------------
                                                                                      $   19,049,071
----------------------------------------------------------------------------------------------------
                                            Forest Products -- 0.6%
     15,915,000                   BB-/Ba3   Grupo Papelero Scribe SA,
                                            8.875%, 4/7/20 (144A)                     $   15,994,575
----------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 1.9%
      3,758,000                   CCC+/B2   AEP Industries, Inc., 7.875%, 3/15/13     $    3,729,815
        700,000                     B-/B3   Ardagh Glass Finance Plc,
                                            8.75%, 2/1/20 (144A)                             965,390
      4,910,000                     B-/B3   Ardagh Packaging Finance Plc,
                                            9.25%, 10/15/20                                6,976,205
      5,000,000                     B-/B3   Ardagh Packaging Finance Plc,
                                            9.125%, 10/15/20                               5,300,000
      6,305,000                   CCC+/B3   BWAY Holding Co.,
                                            10.0%, 6/15/18 (144A) (b)                      6,872,450
      6,600,000                 CCC+/Caa1   BWAY Parent Co., Inc.,
                                            10.125%, 11/1/15                               6,600,000
      1,230,000                    BB-/B1   Consol Glass, Ltd.,
                                            7.625%, 4/15/14 (144A)                         1,687,783
      2,900,000                   BB-/Ba2   Crown European Holdings SA,
                                            7.125%, 8/15/18                                4,221,108
      8,250,000                     B-/B3   Impress Metal Packaging Holdings Co.,
                                            9.25%, 9/15/14 (144A)                         12,036,984
      1,450,000                   BB+/Ba2   OI European Group BV, 6.75%, 9/15/20           2,040,034
                                                                                      --------------
                                                                                      $   50,429,769
----------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 1.4%
      2,200,771       7.00          NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16       $    1,991,698
     13,238,222                     NR/NR   Bio Pappel SAB de CV, 6.0%, 8/27/16           11,980,591
      2,690,000                   B-/Caa1   Graham Packaging Co. LP/GPC Capital
                                            Corp., Inc., 8.25%, 10/1/18                    2,784,150
 EURO 6,800,000                      B/B2   Nordenia Holdings GM, 9.75%, 7/15/17          10,412,738
     10,400,000                      B/NR   US Corrugated, Inc., 10.0%, 6/1/13             9,672,000
                                                                                      --------------
                                                                                      $   36,841,177
----------------------------------------------------------------------------------------------------
                                            Paper Products -- 1.3%
     10,272,000                     NR/B1   ABI Escrow Corp., 10.25%, 10/15/18        $   10,965,360
        280,000                     B+/B1   Appleton Papers, Inc.,
                                            10.5%, 6/15/15 (144A)                            270,200
      6,380,000                      B/B3   Exopac Holding Corp.,
                                            11.25%, 2/1/14 (144A)                          6,635,200
      8,785,000                      B/B3   Exopack Holding Corp., 11.25%, 2/1/14          9,136,400
      8,205,000                  BB+/Baa3   Suzano Trading, Ltd., 5.875%, 1/23/21          8,246,025
                                                                                      --------------
                                                                                      $   35,253,185
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global High Yield Fund | Annual Report | 10/31/10

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.4%
  2,500,000                   BB-/Ba3   Alrosa Finance SA,
                                        8.875%, 11/17/14 (144A)                      $    2,750,000
  9,100,000                     NR/NR   ALROSA Finance SA, 7.75%, 11/3/20                 9,245,600
                                                                                     --------------
                                                                                     $   11,995,600
---------------------------------------------------------------------------------------------------
                                        Specialty Chemicals -- 0.3%
  5,365,000                     NR/B1   Chemtura Corp., 7.875%, 9/1/18 (b)           $    5,794,200
  1,000,000                     B+/B1   Nova Chemicals Corp., 7.875%, 9/15/25               950,000
                                                                                     --------------
                                                                                     $    6,744,200
---------------------------------------------------------------------------------------------------
                                        Steel -- 1.4%
 12,950,000                 CCC+/Caa2   Algoma Acquisition Corp.,
                                        9.875%, 6/15/15 (144A)                       $   11,914,000
  5,300,000                    NR/Ba1   China Oriental Group Co., Ltd.,
                                        8.0%, 8/18/15                                     5,584,875
    500,000                      B/B2   Evraz Group SA,
                                        8.875%, 4/24/13 (144A)                              534,200
  3,020,000                      B/B2   Evraz Group SA,
                                        9.5%, 4/24/18 (144A) (b)                          3,405,050
  8,100,000                     NR/B3   Metinvest BV, 10.25%, 5/20/15                     8,616,375
  4,890,000                 CCC+/Caa1   Ryerson, Inc., 12.0%, 11/1/15                     5,085,600
  2,505,000                     CC/Ca   Zlomrex International Finance SA,
                                        8.5%, 2/1/14 (144A)                               2,227,728
                                                                                     --------------
                                                                                     $   37,367,828
                                                                                     --------------
                                        Total Materials                              $  340,999,951
---------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 6.6%
                                        Aerospace & Defense -- 1.3%
 19,238,000                      B/B1   DynCorp International, 10.375%,
                                        7/1/17 (b)                                   $   19,670,855
  2,885,000                    BB/Ba3   Esterline Technologies Corp.,
                                        7.0%, 8/1/20 (144A)                               3,065,313
  2,500,000                     B-/B3   GeoEye, Inc., 8.625%, 10/1/16                     2,618,750
  8,990,000                   BB-/Ba3   GeoEye, Inc., 9.625%, 10/1/15                    10,012,613
                                                                                     --------------
                                                                                     $   35,367,531
---------------------------------------------------------------------------------------------------
                                        Building Products -- 0.5%
  4,658,000                    BB+/B3   Building Materials Corp., 7.5%, 3/15/20      $    4,762,805
  2,080,000                     B-/NR   C10 - EUR Capital SPV, Ltd., BVI,
                                        6.277%, 5/29/49                                   1,777,513
  1,047,000       6.28        B-/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49                                            721,296
  3,271,000                     NR/WR   Industrias Unidas,
                                        11.5%, 11/15/16 (144A) (e)                        2,465,516
  2,940,000                     BB/B2   USG Corp., 9.75%, 8/1/14 (144A)                   3,072,300
                                                                                     --------------
                                                                                     $   12,799,430
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    29

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                        Construction & Engineering -- 0.7%
  2,625,000                   BB-/Ba3   Dycom Industries, 8.125%, 10/15/15        $    2,690,625
  6,575,000                      B/B2   Esco Corp., 8.625%, 12/15/13 (144A)            6,772,250
    370,000       6.65           B/B2   Esco Corp., Floating Rate Note,
                                        12/15/13 (144A)                                  356,125
  9,175,000                   B+/Caa1   New Enterprise Stone & Lime Co.,
                                        11.0%, 9/1/18                                  8,762,125
                                                                                  --------------
                                                                                  $   18,581,125
------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 1.4%
  1,075,000                      B/B2   Accuride Corp., 9.5%, 8/1/18              $    1,171,750
  3,840,000                   B+/Caa1   American Railcar Industries, Inc.,
                                        7.50%, 3/1/14                                  3,888,000
 13,500,000                   BB+/Ba3   Case New Holland, Inc.,
                                        7.875%, 12/1/17 (144A)                        15,086,250
  8,918,000                  CCC/Caa3   Commercial Vehicle Group, Inc.,
                                        8.0%, 7/1/13                                   8,115,380
  3,480,000                  CCC/Caa2   Greenbrier Co., Inc., 8.375%, 5/15/15          3,462,600
  1,883,000                      B/B3   Hawk Corp., 8.75%, 11/1/14                     1,951,259
  4,290,000                     B+/B1   Titan International, Inc.,
                                        7.875%, 10/1/17                                4,461,600
                                                                                  --------------
                                                                                  $   38,136,839
------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.5%
 10,825,000                      B/B3   Coleman Cable, Inc., 9.0%, 2/15/18        $   11,325,656
  1,540,000                      B/B3   WireCo WorldGroup, 9.5%, 5/15/17               1,624,700
                                                                                  --------------
                                                                                  $   12,950,356
------------------------------------------------------------------------------------------------
                                        Industrial Conglomerates -- 0.4%
  3,590,000                     B-/NA   CIA Latino Americano de Medicamentos,
                                        9.75%, 5/10/12                            $    3,518,200
  6,260,000                     NR/Ca   Little Traverse Bay Bands of Odawa
                                        Indians, 10.25%, 2/15/14 (144A) (e)            2,136,225
  4,768,000                 CCC+/Caa1   Park-Ohio Industries, Inc.,
                                        8.375%, 11/15/14                               4,768,000
                                                                                  --------------
                                                                                  $   10,422,425
------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 1.3%
  7,800,000                     B+/B1   Altra Holdings, Inc., 8.125%, 12/1/16     $    8,160,750
  5,322,000                     NR/WR   Indalex Holdings Finance, Inc.,
                                        11.5%, 2/1/14 (e)                                 41,512
  5,080,000                      B/B3   Liberty Tire Recycling, 11.0%, 10/1/16         5,289,550
 10,857,000                   CCC+/B3   Mueller Water Products, 7.375%, 6/1/17         9,825,585
 12,375,000                    B+/Aaa   WPE International, 10.375%, 9/30/20           12,313,125
                                                                                  --------------
                                                                                  $   35,630,522
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
--------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.5%
  2,325,000                      B/B3   Avis Budget Car Rental LLC,
                                        7.75%, 5/15/16                              $    2,354,063
  9,940,000                     B-/B3   Intcomex, Inc., 13.25%, 12/15/14                10,523,975
  1,171,000                      B/B1   Wesco Distribution, Inc.,
                                        7.50%, 10/15/17                                  1,194,420
                                                                                    --------------
                                                                                    $   14,072,458
                                                                                    --------------
                                        Total Capital Goods                         $  177,960,686
--------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 0.6%
                                        Commercial Printing -- 0.1%
    990,000                      B/B2   Sheridan Acquisition Corp.,
                                        10.25%, 8/15/11                             $      985,050
--------------------------------------------------------------------------------------------------
                                        Diversified Support Services -- 0.4%
     13,050                     NR/B3   MSX International, Inc.,
                                        12.5%, 4/1/12 (144A)                        $   11,484,000
--------------------------------------------------------------------------------------------------
                                        Environmental & Facilities Services -- 0.1%
  6,510,000                     NR/WR   Aleris International Inc.,
                                        10.0%, 12/15/16 (e)                         $       32,550
  2,110,000                     NR/WR   Aleris International Inc.,
                                        9.0%, 12/15/14 (e)                                     211
  3,022,531                 CCC+/Caa1   New Reclamation Group Pty., Ltd.,
                                        8.125%, 2/1/13 (144A)                            3,590,966
                                                                                    --------------
                                                                                    $    3,623,727
                                                                                    --------------
                                        Total Commercial Services & Supplies        $   16,092,777
--------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 1.5%
                                        Air Freight & Couriers -- 0.6%
  2,275,000                      B/B2   AMGH Merger Sub, Inc., 9.25%, 11/1/18       $    2,354,625
  1,095,000                 CCC-/Caa3   CEVA Group Plc, 10.0%, 12/1/16 (144A)            1,316,148
  8,811,000                  CCC/Caa1   CEVA Group Plc, 11.5%, 4/1/18 (144A)             9,383,715
  2,445,000                  CCC/Caa1   CEVA Group Plc, 11.625%, 10/1/16                 2,646,713
                                                                                    --------------
                                                                                    $   15,701,201
--------------------------------------------------------------------------------------------------
                                        Airlines -- 0.7%
    468,619                      B/B1   Continental Airline Inc., 8.499%, 5/1/11    $      482,444
  2,147,000                   BB-/Ba2   Delta Air Lines, Inc., 9.5%, 9/15/14             2,361,700
 12,163,000                    B+/Ba3   GOL Finance LLP,
                                        9.25%, 7/20/20 (144A) (b)                       12,771,150
  1,903,451                  BBB+/Ba1   United Air Lines, Inc., 9.75%, 1/15/17           2,236,555
                                                                                    --------------
                                                                                    $   17,851,849
--------------------------------------------------------------------------------------------------
                                        Trucking -- 0.2%
  6,125,000                      B/B3   Syncreon Global Ireland, Ltd.,
                                        9.5%, 5/1/18                                $    6,339,375
                                                                                    --------------
                                        Total Transportation                        $   39,892,425
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    31

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 1.7%
                                        Auto Parts & Equipment -- 1.6%
  2,525,000                 CCC+/Caa2   Allison Transmission, Inc.,
                                        11.25%, 11/1/15 (144A)                      $    2,736,469
  1,510,000                    BB+/B1   Lear Corp., 8.125%, 3/15/20 (b)                  1,679,875
 16,550,000      12.00      CCC-/Caa3   Stanadyne Corp., Floating Rate Note,
                                        2/15/2015                                       14,977,750
  4,265,000                  CCC/Caa1   Stanadyne Corp., 10%, 8/15/14                    4,222,350
  3,000,000                      B/B2   Tenneco, Inc., 7.75%, 8/15/18 (144A)             3,202,500
 12,260,000                     B+/B1   Tower Automotive Holdings USA,
                                        10.625%, 9/1/17 (b)                             12,873,000
  2,435,000                     BB/B3   TRW Automotive, Inc., 8.875%, 12/1/17            2,702,850
                                                                                    --------------
                                                                                    $   42,394,794
--------------------------------------------------------------------------------------------------
                                        Tires & Rubber -- 0.1%
  1,545,000                     B+/B1   Goodyear Tire & Rubber Co.,
                                        10.5%, 5/15/16 (b)                          $    1,769,025
    800,000                     B+/B1   Goodyear Tire & Rubber Co.,
                                        8.25%, 8/15/20                                     852,000
                                                                                    --------------
                                                                                    $    2,621,025
                                                                                    --------------
                                        Total Automobiles & Components              $   45,015,819
--------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 2.0%
                                        Homebuilding -- 0.8%
  8,750,000                  CCC/Caa2   Beazer Homes USA Inc.,
                                        9.125%, 6/15/18                             $    8,509,375
  7,435,000                   BB-/Ba3   Desarrolladora Homex SAB de CV,
                                        9.5%, 12/11/19 (144A)                            8,596,719
  1,600,000                     B+/B1   Meritage Homes Corp., 6.25%, 3/15/15             1,608,000
    867,000                    NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                        9.5%, 1/21/20                                    1,010,055
                                                                                    --------------
                                                                                    $   19,724,149
--------------------------------------------------------------------------------------------------
                                        Housewares & Specialties -- 1.0%
  6,075,000                    B/Caa1   Reynolds Group Issuer, Inc., 9%, 4/15/19    $    6,310,406
  7,490,000                   B-/Caa1   Reynolds Group Issuer, Inc.,
                                        8.5%, 5/15/18 (144A)                             7,658,525
  2,000,000                     B-/B3   Yankee Acquisition Corp.,
                                        8.5%, 2/15/15 (b)                                2,077,500
 11,165,000                 CCC+/Caa1   Yankee Acquisition Corp.,
                                        9.75%, 2/15/17 (b)                              11,639,513
                                                                                    --------------
                                                                                    $   27,685,944
--------------------------------------------------------------------------------------------------
                                        Leisure Products -- 0.2%
  5,000,000                      B/B2   ICON Health & Fitness, Inc.,
                                        11.875%, 10/15/16                           $    4,950,000
                                                                                    --------------
                                        Total Consumer Durables & Apparel           $   52,360,093
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global High Yield Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------
Principal        Floating     S&P/Moody's
Amount ($)       Rate (d)     Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 2.2%
                                            Casinos & Gaming -- 1.8%
     9,750,000                      NR/WR   Buffalo Thunder Resort & Casino,
                                            9.375%, 12/15/14 (e)                       $    2,535,000
     8,515,000                       B/B2   Codere Finance SAB de CV,
                                            8.25%, 6/15/15 (144A)                          11,979,926
     8,640,000       8.25          BB/Ba3   Lottomatica SpA, Floating Rate Note,
                                            3/31/66 (144A)                                 12,341,880
     5,965,000                      NR/WR   Mashantucket Pequot Tribe, 8.5%,
                                            11/15/15 (144A) (e)                               835,100
EURO 6,335,000                       B/B3   Peermont Global, Ltd.,
                                            7.75%, 4/30/14 (144A)                           8,120,587
     4,631,000                     B/Caa1   Pinnacle Entertainment, Inc.,
                                            8.75%, 5/15/20                                  4,625,211
     1,850,000                     BB-/B1   Scientific Games Corp., 7.875%, 6/15/16         1,905,500
     3,500,000                     BB-/B1   Scientific Games International, Inc.,
                                            8.125%, 9/15/18                                 3,657,500
     1,725,000                   CCC/Caa2   Shingle Springs Tribal Council, Inc.,
                                            9.375%, 6/15/15 (144A)                          1,173,000
     5,095,000                      NR/WR   Station Casinos, Inc.,
                                            6.625%, 3/15/18 (e)                                   611
                                                                                       --------------
                                                                                       $   47,174,315
-----------------------------------------------------------------------------------------------------
                                            Hotels, Resorts & Cruise Lines -- 0.2%
     4,977,000                      B+/B2   Grupo Posadas SAB de CV,
                                            9.25%, 1/15/15 (f)                         $    4,838,639
-----------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- 0.0%
     1,790,000                      B-/B2   Cedar Fair LP/Canada, 9.125%, 8/1/18       $    1,924,250
-----------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.2%
     5,675,000                    B-/Caa1   Blue Acquisition Sub, Inc.,
                                            9.875%, 10/5/18 (b)                        $    6,114,813
                                                                                       --------------
                                            Total Consumer Services                    $   60,052,017
-----------------------------------------------------------------------------------------------------
                                            MEDIA -- 3.2%
                                            Advertising -- 0.5%
     5,549,000                      B+/B2   MDC Partners, Inc.,
                                            11.0%, 11/1/16 (144A)                      $    6,159,390
    10,950,000                    B-/Caa2   Sitel LLC/Sitel Finance Corp.,
                                            11.5%, 4/1/18                                   8,842,125
                                                                                       --------------
                                                                                       $   15,001,515
-----------------------------------------------------------------------------------------------------
                                            Broadcasting -- 2.4%
     4,200,000                       B/B2   CCO Holdings LLC/CCO Holdings Capital
                                            Corp., 7.25%, 10/30/17                     $    4,336,500
     2,680,000                       B/B1   Entravision Communications Corp.,
                                            8.75%, 8/1/17                                   2,870,950
     7,993,000                       B/B1   Hughes Network Systems LLC,
                                            9.5%, 4/15/14                                   8,332,703

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    33

-------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (d)    Ratings                                                      Value
-------------------------------------------------------------------------------------------------------
                                          Broadcasting -- (continued)
     840,000                       B/B1   Hughes Network Systems LLC,
                                          9.5%, 4/15/14                                  $      875,700
  14,584,716                  CCC+/Caa3   Intelsat Bermuda, Ltd., 11.5%, 2/4/17              15,769,724
   9,250,000                      B-/B2   Nara Cable Funding, Ltd.,
                                          8.875%, 12/1/18                                    12,853,345
   2,285,000                    B-/Caa1   Telesat Canada/Telesat LLC,
                                          11.0%, 11/1/15                                      2,564,913
   4,245,000                    B-/Caa1   Telesat Canada/Telesat LLC,
                                          12.5%, 11/1/17                                      5,009,100
  10,645,315                   CCC/Caa2   Univision Communications, Inc.,
                                          9.75%, 3/15/15 PIK (144A)                          11,297,341
                                                                                         --------------
                                                                                         $   63,910,276
-------------------------------------------------------------------------------------------------------
                                          Publishing -- 0.3%
   6,135,000                    B-/Caa1   Interactive Data Corp., 10.25%, 8/1/18         $    6,746,046
                                                                                         --------------
                                          Total Media                                    $   85,657,837
-------------------------------------------------------------------------------------------------------
                                          RETAILING -- 1.8%
                                          Apparel Retail -- 0.0%
EURO 525,000         8.21          B/B2   Edcon Holdings (Proprietary), Ltd., Floating
                                          Rate Note, 6/15/14 (144A)                      $      603,673
-------------------------------------------------------------------------------------------------------
                                          Automotive Retail -- 0.0%
   1,432,000                    B-/Caa1   Sonic Automotive, Inc.,
                                          9.0%, 3/15/18 (b)                              $    1,501,810
-------------------------------------------------------------------------------------------------------
                                          Department Stores -- 0.5%
  12,220,000                       B/NR   Grupo Famsa SAB de CV,
                                          11.0%, 7/20/15                                 $   12,409,043
-------------------------------------------------------------------------------------------------------
                                          Distributors -- 1.0%
  17,006,000                      B-/B3   Minerva Overseas II, Ltd.,
                                          10.875%, 11/15/19 (144A)                       $   18,175,163
   7,131,000                      B-/B3   Minerva Overseas II, Ltd.,
                                          10.875%, 11/15/19 (144A)                            7,594,515
                                                                                         --------------
                                                                                         $   25,769,678
-------------------------------------------------------------------------------------------------------
                                          Internet Retail -- 0.3%
   7,415,000                       B/B1   Ticketmaster, 10.75%, 8/1/16                   $    8,212,113
                                                                                         --------------
                                          Total Retailing                                $   48,496,317
-------------------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 0.4%
                                          Food Distributors -- 0.4%
   9,421,000                     BB-/B2   C&S Group Enterprise LLC,
                                          8.375%, 5/1/17 (144A) (b)                      $    9,421,000
                                                                                         --------------
                                          Total Food & Drug Retailing                    $    9,421,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 4.2%
                                            Agricultural Products -- 0.4%
     5,000,000                     BB/Ba3   Cosan SA Industria e Comercio,
                                            8.25%, 2/15/49 (144A)                       $    5,031,250
     4,959,000                      B+/B3   Southern States Cooperative, Inc.,
                                            11.25% 5/15/15                                   5,256,540
                                                                                        --------------
                                                                                        $   10,287,790
------------------------------------------------------------------------------------------------------
                                            Brewers -- 0.0%
       120,000                    BBB+/A3   Cia Brasileira de Bebida, 8.75%, 9/15/13    $      142,050
------------------------------------------------------------------------------------------------------
                                            Distillers & Vintners -- 0.4%
EURO 4,009,922                      NA/NA   Belvedere SA, 7.692%, 4/11/14 (e)           $    1,175,690
     8,112,000                      B+/B1   CEDC Finance Corp. International, Inc.,
                                            9.125%, 12/1/16 (144A)                           8,760,960
                                                                                        --------------
                                                                                        $    9,936,650
------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 2.7%
     6,000,000                      NR/B1   Bertin, Ltd., 10.25%, 10/5/16 (144A)        $    6,694,200
    12,305,000                      NR/B2   Corporacion Pesquera Inca SA,
                                            9.0%, 2/10/17 (144A)                            12,966,394
     7,158,000                      NA/B2   Fabrica de Productos Alimenticios Vigor
                                            SA, 9.25%, 2/23/17 (144A)                        7,234,469
     9,500,000                      B-/B3   FAGE Dairy Industry SA,
                                            9.875%, 2/1/20 (144A)                            9,096,250
     2,969,595                      NR/NR   Independencia International, Ltd.,
                                            12.0%, 12/30/16 (144A) (e)                          89,088
     9,590,000                      BB/B1   JBS Finance II, Ltd., 8.25%, 1/29/18            10,141,425
    20,248,000                      B+/B1   Marfrig Overseas, Ltd.,
                                            9.5%, 5/4/20 (144A)                             21,715,980
     3,783,000                      B+/B1   Marfrig Overseas, Ltd.,
                                            9.625%, 11/16/16 (144A)                          4,090,369
                                                                                        --------------
                                                                                        $   72,028,175
------------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.7%
    17,855,000                      B+/B2   Alliance One International, Inc.,
                                            10.0%, 7/15/16                              $   19,640,500
                                                                                        --------------
                                            Total Food, Beverage & Tobacco              $  112,035,165
------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                            Household Products -- 0.1%
     2,415,000                       B/B1   Cellu Tissue Holdings, Inc.,
                                            11.5%, 6/1/14                               $    2,813,475
------------------------------------------------------------------------------------------------------
                                            Personal Products -- 0.4%
     1,800,000                       B/B3   NBTY, Inc., 9.0%, 10/1/18                   $    1,912,500

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    35

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                        Personal Products -- (continued)
  9,305,000                     B-/B3   Revlon Consumer Products Corp.,
                                        9.75%, 11/15/15                            $    9,700,463
                                                                                   --------------
                                                                                   $   11,612,963
                                                                                   --------------
                                        Total Household & Personal Products        $   14,426,438
-------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                        Health Care Equipment -- 0.4%
  8,850,000                 CCC+/Caa2   Accellent, Inc., 10.5%, 12/1/13            $    8,783,625
  2,871,000                     B+/B1   Accellent, Inc., 8.375%, 2/1/17                 3,028,905
                                                                                   --------------
                                                                                   $   11,812,530
-------------------------------------------------------------------------------------------------
                                        Health Care Facilities -- 0.1%
  1,903,000                      B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17    $    2,074,270
-------------------------------------------------------------------------------------------------
                                        Health Care Services -- 1.3%
  6,914,000                     B-/B3   BioScrip, Inc., 10.25%, 10/1/15            $    7,311,555
  7,903,000                     B-/B2   Gentiva Health Services, Inc.,
                                        11.5%, 9/01/18                                  8,634,028
  7,125,000                 CCC+/Caa1   Surgical Care Affiliates LLC,
                                        10.0%, 7/15/17 (144A)                           7,338,750
 10,447,362                     B-/B3   Surgical Care Affiliates LLC,
                                        8.875%, 7/15/15 (144A) (PIK)                   10,734,664
                                                                                   --------------
                                                                                   $   34,018,997
-------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
    580,000                     B-/B3   Alere, Inc., 9.0%, 5/15/16                 $      619,150
  5,550,000                     B-/B2   Inverness Medical Innovations, Inc.,
                                        7.875%, 2/1/16                                  5,813,625
                                                                                   --------------
                                                                                   $    6,432,775
                                                                                   --------------
                                        Total Health Care Equipment & Services     $   54,338,572
-------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 1.0%
                                        Biotechnology -- 0.4%
 10,302,000                     B+/B2   Lantheus Medical Imaging, Inc.,
                                        9.75%, 5/15/17 (144A)                      $   10,765,590
-------------------------------------------------------------------------------------------------
                                        Life Sciences Tools & Services -- 0.6%
  9,461,554                    B/Caa1   Catalent Pharma Solutions,
                                        9.5%, 4/15/17 (144A)                       $    9,603,477
  6,423,000                     B+/B3   PharmaNet Development Group, Inc.,
                                        10.875%, 4/15/17                                6,679,920
                                                                                   --------------
                                                                                   $   16,283,397
                                                                                   --------------
                                        Total Pharmaceuticals & Biotechnology      $   27,048,987
-------------------------------------------------------------------------------------------------
                                        BANKS -- 2.2%
                                        Diversified Banks -- 2.0%
  2,000,000         0.00      BB+/Ba1   Alfa-Bank Diversified Payment Rights
                                        Finance Co. SA, Floating Rate Note,
                                        12/15/11 (144A)                            $    1,899,990

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                 Value
------------------------------------------------------------------------------------------------
                                        Diversified Banks -- (continued)
  6,430,000                     NR/NR   Asian Development Bank, 14.0%, 8/7/12     $    5,002,936
  3,360,000                    NR/Ba1   ATF Bank, 9.0%, 5/11/16 (144A)                 3,649,800
  6,875,000                     BB/NR   Banco de Credito del Peru,
                                        9.75%, 11/6/69                                 8,250,000
  4,284,000                    NR/Ba2   Banco Industrial SA, 8.5%, 4/27/20             4,616,010
  2,870,000                     NR/B2   Banco Macro SA, 9.75%, 12/18/36 (b)            2,812,600
  6,230,000       8.23         NR/Ba2   Banco Macro SA, Floating Rate Note,
                                        6/7/12                                         4,532,325
  3,880,000                    NR/Ba3   CenterCredit International BV,
                                        8.625%, 1/30/14 (144A)                         4,083,700
 10,450,000                    AAA/NR   International Finance Corp.,
                                        9.25%, 3/15/13                                 6,196,119
    268,495                      B/NR   JSC Temirbank, 14.0%, 6/30/22                    303,399
  2,750,000       9.20       CCC/Caa1   Kazkommerts Finance 2 BV, Floating Rate
                                        Note, 11/29/49                                 2,172,500
  1,400,000                     B/Ba3   Kazkommerts International BV,
                                        8.0%, 11/3/15                                  1,333,500
  7,150,000                 BBB+/Baa2   Societe Generale, 8.75%, 10/29/49              7,632,625
                                                                                  --------------
                                                                                  $   52,485,504
------------------------------------------------------------------------------------------------
                                        Regional Banks -- 0.2%
  3,165,000       0.00         NR/Ba3   Banco Interamericano de Desarrollo,
                                        Floating Rate Note, 4/23/70 (144A)        $    3,366,769
  2,675,000       0.00         A-/Ba1   Wells Fargo & Co., Floating Rate Note,
                                        12/29/49                                       2,775,313
                                                                                  --------------
                                                                                  $    6,142,082
                                                                                  --------------
                                        Total Banks                               $   58,627,586
------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 4.5%
                                        Asset Management & Custody Banks -- 0.3%
  3,320,000                  BB+/Baa3   Janus Capital Group, Inc.,
                                        6.95%, 6/15/17                            $    3,476,983
  4,300,000                     B+/B1   Pinafore LLC/Pinafore, Inc.,
                                        9.0%, 10/1/18                                  4,601,000
                                                                                  --------------
                                                                                  $    8,077,983
------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.1%
  3,030,000                     B+/B2   TMX Finance LLC,
                                        13.25%, 7/15/15 (144A)                    $    3,336,788
------------------------------------------------------------------------------------------------
                                        Diversified Finance Services -- 0.9%
  3,900,000                    B+/Ba1   Alfa-Bank OJSC Via Alfa Bond Inc.,
                                        7.875%, 9/25/17                           $    3,939,390
  4,410,796                     NR/NR   BTA Bank JSC, 0.0%, 7/1/20 (144A)                319,783
  2,135,047                     NR/NR   BTA Bank JSC, 10.75%, 7/1/18 (144A)            2,396,590
    483,765                     NR/NR   BTA Bank JSC, 7.2%, 7/1/25 (144A)                380,965
  2,000,000       6.66         BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                        5/24/13                                        2,030,400

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    37

--------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                  Value
--------------------------------------------------------------------------------------------------
                                         Diversified Finance Services -- (continued)
 16,410,000                    AAA/Aaa   European Investment Bank, 0.0%, 3/2/15     $    8,091,066
    280,000                    AAA/Aaa   European Investment Bank,
                                         10.0%, 9/10/13                                    206,381
  1,135,000                      BB/NR   Ibis Re, Ltd., 11.2775%, 5/10/12                1,232,837
    250,000        0.00          B+/NR   Ibis Re, Ltd., Floating Rate Note,
                                         5/3/13 (144A)                                     250,800
  1,500,000        6.20          BB/NR   Ibis Re, Ltd., Floating Rate Note,
                                         5/3/13 (144A)                                   1,514,100
    500,000        7.07          NR/B1   Nelson Re, Ltd., Floating Rate Note,
                                         6/6/11                                            493,850
    250,000       13.16          B-/NR   Residential Reinsurance 2010, Ltd.,
                                         Floating Rate Note, 6/6/13 (144A)                 260,250
  2,065,000                       B/B2   Ziggo Bond Co. BV, 8.0%, 5/15/18                2,969,852
                                                                                    --------------
                                                                                    $   24,086,264
--------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 1.3%
 15,063,000                      B+/B2   Berau Capital Resources Pte., Ltd.,
                                         12.5%, 7/8/15 (144A)                       $   17,341,279
 20,515,000        5.79       BBB/Baa2   Goldman Sachs Capital Partners, Floating
                                         Rate Note, 12/29/49                            17,617,256
                                                                                    --------------
                                                                                    $   34,958,535
--------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 1.9%
  6,360,000                   BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19     $    6,642,084
  2,700,000                    BB/Baa3   Capital One Capital V, 10.25%, 8/15/39          2,929,500
  2,000,000                  BBB-/Baa2   Glencore Finance Europe, 8.0%, 2/28/49          2,016,000
  1,700,000       13.54          B-/NR   Montana Re, Ltd., Floating Rate Note,
                                         12/7/12                                         1,730,770
  9,315,000                      B+/B2   National Money Mart Co.,
                                         10.375%, 12/15/16                              10,153,350
 18,900,000                   CCC/Caa2   NCO Group, Inc., 11.875%, 11/15/14             16,065,000
  9,825,000        7.68       CCC/Caa1   NCO Group, Inc., Floating Rate Note,
                                         11/15/13                                        7,909,125
    750,000                      B-/NR   Successor X, Ltd., Cat Bond,
                                         0.0%, 12/9/10                                     741,900
    250,000                      CC/NR   Successor X, Ltd., Cat Bond,
                                         11.87982%, 4/4/13                                 226,700
  2,100,000                      B-/NR   Successor X, Ltd., Cat Bond,
                                         9.87982%, 4/4/13                                1,941,450
                                                                                    --------------
                                                                                    $   50,355,879
                                                                                    --------------
                                         Total Diversified Financials               $  120,815,449
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global High Yield Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                         INSURANCE -- 3.0%
                                         Insurance Brokers -- 1.3%
 11,140,000                   CCC/Caa1   Alliant Holdings, Inc.,
                                         11.0%, 5/1/15 (144A)                          $   11,710,925
 11,241,000                  CCC+/Caa1   HUB International Holdings, Inc.,
                                         10.25%, 6/15/15 (144A)                            11,269,103
  4,300,000                    CCC+/B3   HUB International Holdings, Inc.,
                                         9.0%, 12/15/14 (144A)                              4,337,625
  4,841,000                   CCC/Caa1   USI Holdings Corp.,
                                         9.75%, 5/15/15 (144A)                              4,853,103
  4,532,000        6.68         CCC/B3   USI Holdings Corp., Floating Rate Note,
                                         11/15/14                                           3,920,180
                                                                                       --------------
                                                                                       $   36,090,936
-----------------------------------------------------------------------------------------------------
                                         Life & Health Insurance -- 0.2%
  5,230,000                  BBB+/Baa3   Prudential Financial, Inc.,
                                         8.875%, 6/15/38                               $    6,014,500
-----------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 0.6%
  3,570,000                    BB/Baa3   Liberty Mutual Group, Inc.,
                                         7.0%, 3/15/37 (144A)                          $    3,343,523
  8,500,000       10.75        BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                         Note, 6/15/58 (144A)                              10,540,000
    770,531                     BB-/NR   Sul America Participacoes SA,
                                         8.625%, 2/15/12                                      807,131
                                                                                       --------------
                                                                                       $   14,690,654
-----------------------------------------------------------------------------------------------------
                                         Reinsurance -- 0.9%
  1,375,000       15.20          B-/NR   Atlas Reinsurance Plc, Cat Bond, Floating
                                         Rate Note, 1/10/11 (144A)                     $    1,909,486
  1,875,000        7.19         BB+/NR   Blue Finance, Ltd., Floating Rate Note,
                                         4/10/12                                            1,803,000
    250,000       13.79         BB-/NR   Blue Finance, Ltd., Cat Bond, Floating
                                         Rate Note, 4/16/12 (144A)                            267,550
  1,000,000        8.92          BB/NR   Caelus Re, Ltd., Floating Rate Note,
                                         6/7/11                                             1,014,500
  2,550,000       18.03          B-/NR   Carillon, Ltd., Floating Rate Note,
                                         1/10/11                                            2,611,455
  2,500,000        5.91         BB+/A2   Foundation Re III, Ltd., Cat Bond, Floating
                                         Rate Note, 2/3/14                                  2,513,250
  2,600,000       12.03          NR/B3   Globecat, Ltd., Cat Bond Floating Rate
                                         Note, 1/2/13 (144A)                                2,513,160
    375,000        8.78          NR/B1   Globecat, Ltd., Cat Bond, Floating Rate
                                         Note, 1/2/13 (144A)                                  380,063
  1,000,000        8.56         BB+/NR   Green Valley, Ltd., Floating Rate Note,
                                         1/10/11 (144A)                                     1,381,769
  1,900,000        1.88         BB+/NR   Merna Reinsurance, Ltd., Floating Rate
                                         Note, 4/8/13                                       1,921,090
    250,000                       B/NR   MultiCat Mexico 2009, 12.0%, 10/19/12                266,775

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    39

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
-----------------------------------------------------------------------------------------------------
                                        Reinsurance -- (continued)
   750,000                       B/NR   MultiCat Mexico 2009, 12.0%, 10/19/12         $      801,675
   250,000                       B/NR   MultiCat Mexico 2009, 10.4%, 10/19/12                266,775
   250,000                     BB-/NR   MultiCat Mexico 2009, 12.0%, 10/19/12                264,200
   325,000        7.20         NR/Ba2   Muteki, Ltd., Cat Bond, Floating Rate Note,
                                        5/24/11                                              325,683
 1,800,000       12.25          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                        3/20/12                                            1,936,440
   750,000       10.30         BB-/NR   Mystic Re, Ltd., Floating Rate Note,
                                        6/7/11                                               789,525
   435,000        7.45         BB+/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                        Note, 12/24/10 (144A)                                435,609
   745,000        9.75          BB/NA   Newton Re, Ltd., Cat Bond, Floating Rate
                                        Note, 12/24/10 (144A)                                750,364
 1,900,000       14.15          B-/NA   Residential Re, Ltd., Floating Rate Note,
                                        6/6/11                                             1,995,950
                                                                                      --------------
                                                                                      $   24,148,319
                                                                                      --------------
                                        Total Insurance                               $   80,944,409
-----------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 1.0%
                                        Diversified Real Estate Activities -- 0.2%
 5,590,000                     BB-/NR   BR Malls International Finance, Ltd.,
                                        9.75%, 12/31/49 (144A)                        $    5,942,170
-----------------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.7%
 6,750,000                       B-/B   Alto Palermo SA,
                                        7.875%, 5/11/17 (144A)                        $    6,313,032
 4,479,421        8.43          B-/NR   Alto Palermo SA, Floating Rate Note,
                                        6/11/12 (144A)                                     1,939,589
 1,500,000                      B-/NR   IRSA Inversiones y Representaciones SA,
                                        11.5%, 7/20/20                                     1,681,500
 8,405,000                      B-/NA   IRSA Inversiones y Representaciones SA,
                                        8.5%, 2/2/17 (144A) (b)                            8,362,975
                                                                                      --------------
                                                                                      $   18,297,096
-----------------------------------------------------------------------------------------------------
                                        Specialized Real Estate Investment Trust -- 0.1%
 1,650,000                       B/B2   Sabra Health Care LP/Sabra Capital Corp.,
                                        8.125%, 11/1/18 (b)                           $    1,707,750
                                                                                      --------------
                                        Total Real Estate                             $   25,947,016
-----------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 1.6%
                                        Application Software -- 0.3%
 9,840,000                  CCC+/Caa2   Vangent, Inc., 9.625%, 2/15/15                $    8,966,700
-----------------------------------------------------------------------------------------------------
                                        Data Processing & Outsourced Services -- 0.4%
 3,650,000                      B+/B1   First Data Corp.,
                                        8.875%, 8/15/20 (144A)                        $    3,837,063
 8,000,000                    B-/Caa1   First Data Corp., 9.875%, 9/24/15                  6,760,000
                                                                                      --------------
                                                                                      $   10,597,063
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global High Yield Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                        Internet Software & Services -- 0.3%
  6,863,000                     B-/B1   Terremark Worldwide, Inc.,
                                        12.0%, 6/15/17                             $    7,875,293
-------------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- 0.3%
  7,920,000                  CCC/Caa1   Activant Solutions, Inc., 9.5%, 5/1/16     $    7,613,100
-------------------------------------------------------------------------------------------------
                                        Systems Software -- 0.3%
 11,402,927                     NR/NR   Pegasus Solutions, Inc.,
                                        13.0%, 4/15/14 PIK (f)                     $    8,552,195
                                                                                   --------------
                                        Total Software & Services                  $   43,604,351
-------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                        Electronic Equipment & Instruments -- 0.2%
  6,496,000                      B/B1   Da-Lite Screen Co., Inc.,
                                        12.5%, 4/1/15 (144A)                       $    6,685,034
                                                                                   --------------
                                        Total Technology Hardware & Equipment      $    6,685,034
-------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS -- 0.4%
                                        Semiconductor Equipment -- 0.3%
  8,540,000                     B-/B3   Aeroflex, Inc., 11.75%, 2/15/15            $    9,265,900
-------------------------------------------------------------------------------------------------
                                        Semiconductors -- 0.1%
  1,770,000                    B+/Ba3   Advanced Micro Devices, Inc.,
                                        7.75%, 8/1/20 (144A)                       $    1,876,200
                                                                                   --------------
                                        Total Semiconductors                       $   11,142,100
-------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 7.3%
                                        Alternative Carriers -- 1.2%
 11,765,000                      B/B1   PAETEC Holding Corp.,
                                        8.875%, 6/30/17 (144A) (b)                 $   12,676,788
 13,606,000                      B/B2   Global Crossing, Ltd., 12.0%, 9/15/15          15,544,855
  4,500,000                 CCC+/Caa1   PAETEC Holding Corp., 9.5%, 7/15/15 (b)         4,758,750
                                                                                   --------------
                                                                                   $   32,980,393
-------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 4.0%
 12,100,000                      B/NR   Bakrie Telecom Tbk,
                                        11.5%, 5/7/15 (144A)                       $   13,219,250
  9,690,000                     B-/B3   Broadview Networks Holdings, Inc.,
                                        11.375%, 9/1/12                                 9,496,200
  1,360,000                     B+/B2   Cincinnati Bell, Inc., 7.0%, 2/15/15            1,370,200
 12,067,000                     B+/B2   Cincinnati Bell, Inc., 8.25%, 10/15/17         12,248,005
  3,760,000                     B+/B2   Cincinnati Bell, Inc., 8.375%, 10/15/20         3,760,000
  8,378,000                     B-/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18           8,105,715
  5,440,000                    BB/Ba2   Frontier Communications Corp.,
                                        8.5%, 4/15/20                                   6,283,200
 12,160,000                    BB/Ba2   Frontier Communications Corp.,
                                        8.75%, 4/15/22                                 14,136,000
  8,702,000                    BB-/B2   GCI, Inc., 8.625%, 11/15/19                     9,572,200
  2,145,000                     B-/B3   Global Crossing UK Finance Plc,
                                        10.75%, 12/15/14                                2,231,015

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    41

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- (continued)
  6,460,000                     B+/B1   Mastec, Inc., 7.625%, 2/1/17               $    6,443,850
  5,000,000                    B+/Ba3   Windstream Corp.,
                                        7.75%, 10/15/20 (144A)                          5,300,000
  9,795,000                    B+/Ba3   Windstream Corp., 8.125%, 9/1/18               10,554,113
  4,830,000                    B+/Ba3   Windstream Corp., 7.875%, 11/1/17               5,276,775
                                                                                   --------------
                                                                                   $  107,996,523
-------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 2.1%
  3,000,000                 CCC+/Caa1   Digicel Group, Ltd., 10.5%, 4/15/18 (b)    $    3,303,750
 11,100,000                     NR/B1   Digicel, Group, Ltd.,
                                        8.25%, 9/1/17 (144A) (b)                       11,668,875
  4,400,000                      B/B2   MetroPCS Wireless, Inc., 7.875%, 9/1/18         4,719,000
  6,650,000                    BB/Ba2   MTS International, Inc., 8.625%,
                                        6/22/20 (b)                                     7,722,313
  5,180,000                    BB-/B1   NII Capital Corp., 10.0%, 8/15/16               5,872,825
  2,000,000                     B-/B2   True Move Co., Ltd.,
                                        10.375%, 8/1/14 (144A)                          2,155,000
 18,455,000                     B-/B2   True Move Co., Ltd.,
                                        10.75%, 12/16/13 (144A)                        19,931,400
                                                                                   --------------
                                                                                   $   55,373,163
                                                                                   --------------
                                        Total Telecommunication Services           $  196,350,079
-------------------------------------------------------------------------------------------------
                                        UTILITIES -- 3.7%
                                        Electric Utilities -- 1.3%
 10,585,000                     B-/NA   CIA de Transporte Energia Transener,
                                        8.875%, 12/15/16 (144A)                    $    9,976,363
 10,845,000                    NR/Ba2   Dubai Electricity & Water Authority,
                                        8.5%, 4/22/15                                  11,656,119
  6,156,000                     B-/B2   Empresa Distribuidora Y Comercializadora
                                        Norte SA, 9.75%, 10/25/22                       6,407,226
  1,079,928                    B+/Ba2   FPL Energy National Wind LLC,
                                        6.125%, 3/25/19 (144A)                          1,035,090
  1,074,740                    B+/Ba2   FPL Energy Wind Funding LLC,
                                        6.876%, 6/27/17 (144A)                          1,051,902
  4,000,000                  CCC/Caa2   Texas Competitive Electric Holdings Co.,
                                        Ltd., 15.0%, 4/1/21 (b)                         3,940,000
                                                                                   --------------
                                                                                   $   34,066,700
-------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 0.3%
  9,377,000                     B-/B2   Transportadora de Gas del Sur,
                                        7.875%, 5/14/17 (144A)                     $    9,248,066
-------------------------------------------------------------------------------------------------
                                        Independent Power Producer & Energy Traders -- 1.7%
  7,170,000                     B+/B1   Calpine Corp., 7.875%, 7/31/20             $    7,510,575
 18,160,000                    B/Caa1   Foresight Energy LLC,
                                        9.625%, 8/15/17 (144A)                         19,431,200
  3,990,000                   BB-/Ba3   Intergen NV, 9.00%, 6/30/17 (144A)              4,309,200

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global High Yield Fund | Annual Report | 10/31/10

---------------------------------------------------------------------------------------------------------
Principal           Floating     S&P/Moody's
Amount ($)          Rate (d)     Ratings                                                   Value
---------------------------------------------------------------------------------------------------------
                                               Independent Power Producer & Energy
                                               Traders -- (continued)
          794,910                     NR/Ba1   Juniper Generation LLC,
                                               6.79%, 12/31/14 (144A)                      $      754,052
        4,300,000                     BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                  4,558,000
        7,200,000                      NR/B2   Star Energy Geotherm, Ltd.,
                                               11.5%, 2/12/15                                   8,226,000
                                                                                           --------------
                                                                                           $   44,789,027
---------------------------------------------------------------------------------------------------------
                                               Multi-Utilities -- 0.4%
        2,496,000                     BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25         $    2,268,240
        8,022,580                      NR/NR   Ormat Funding Corp., 8.25%, 12/30/20             7,932,325
                                                                                           --------------
                                                                                           $   10,200,565
                                                                                           --------------
                                               Total Utilities                             $   98,304,358
---------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $1,984,698,070)                       $2,032,766,052
---------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT OBLIGATIONS -- 1.0%
                                               GOVERNMENT -- 1.0%
                                               Government -- 1.0%
   BRL  8,200,000                  BBB-/Baa3   Brazilian Government, 10.25%, 1/10/28       $    5,203,716
       15,971,000                      B-/B2   City of Buenos Aires,
                                               12.5%, 4/6/15 (144A)                            17,847,593
COP 6,986,000,000                    BB+/Ba1   Republic of Columbia, 12.0%, 10/22/15            5,090,706
                                                                                           --------------
                                               Total Government                            $   28,142,015
---------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT
                                               OBLIGATIONS
                                               (Cost $23,639,518)                          $   28,142,015
---------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 0.2%
                                               COMMERCIAL SERVICES & SUPPLIES -- 0.0%
                                               Environmental & Facilities Services -- 0.0%
        4,400,000        7.29          NR/NR   Ohio Air Quality Development, Floating
                                               Rate Note, 6/8/22 (e) (f)                   $      460,680
                                                                                           --------------
                                               Total Commercial Services &
                                               Supplies -- 0.0%                            $      460,680
---------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.2%
                                               Municipal Airport -- 0.0%
           15,000                       B/B3   New Jersey Economic Development
                                               Authority Special Facility Revenue,
                                               7.0%, 11/15/30                              $       15,092
---------------------------------------------------------------------------------------------------------
                                               Municipal General -- 0.2%
        8,875,000       12.00          NR/NR   Non-Profit Preferred Funding Trust, Inc.,
                                               Floating Rate Note, 9/15/37                 $    6,020,889
                                                                                           --------------
                                               Total Government                            $    6,035,981
---------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $13,272,250)                          $    6,496,661
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    43

----------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                    Value
----------------------------------------------------------------------------------------------------
                                         SENIOR FLOATING RATE LOAN INTERESTS** -- 7.4%
                                         ENERGY -- 0.3%
                                         Coal & Consumable Fuels -- 0.2%
  6,000,000        0.00          NR/NR   Bumi Resources Tbk, Term Loan, 8/17/13       $    6,000,000
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Equipment & Services -- 0.1%
  1,469,495        5.50          NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16      $    1,456,637
----------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- 0.0%
    604,373        4.31           B/B3   Venoco, Inc., Term Loan (Second Lien),
                                         5/7/14                                       $      572,770
                                                                                      --------------
                                         Total Energy                                 $    8,029,407
----------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.4%
                                         Diversified Chemical -- 0.1%
  1,640,000        7.50           B/B1   Ineos U.S. Finance Corp., Term B2 Facility
                                         Loan, 12/16/13                               $    1,679,633
  1,640,000        8.00           B/B1   Ineos U.S. Finance Corp., Term C2 Facility
                                         Loan, 12/16/14                                    1,679,633
                                                                                      --------------
                                                                                      $    3,359,266
----------------------------------------------------------------------------------------------------
                                         Steel -- 0.3%
  7,640,977        8.50          NR/NR   Niagara Corp., Term Loan (New),
                                         6/29/14 (f)                                  $    7,564,567
                                                                                      --------------
                                         Total Materials                              $   10,923,833
----------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 0.5%
                                         Aerospace & Defense -- 0.3%
  3,214,909        4.04          NR/NR   DAE Aviation Holdings, Tranche B1 Term
                                         Loan, 7/31/14                                $    3,094,350
    494,638        3.54          B-/B1   Hunter Defense Technology, Term Loan,
                                         8/22/14                                             470,525
  3,113,079        4.04          NR/NR   Standard Aero, Ltd., Tranche B2 Term
                                         Loan, 7/31/14                                     2,996,339
    534,395        5.50         NR/Ba2   Tasc, Inc., Tranche A Term Loan,
                                         12/18/14                                            536,844
    403,203        5.75         NR/Ba2   Tasc, Inc., Tranche B Term Loan, 12/18/15           406,353
                                                                                      --------------
                                                                                      $    7,504,411
----------------------------------------------------------------------------------------------------
                                         Electrical Component & Equipment -- 0.0%
    895,500        5.77          NR/NR   Scotsman Industries, Inc., Term Loan,
                                         4/30/16                                      $      896,060
----------------------------------------------------------------------------------------------------
                                         Industrial Conglomerates -- 0.1%
    400,000        0.00          NR/NR   Goodman Group Global Group, Inc., Initial
                                         Term Loan (First Lien), 10/28/16             $      412,000
    500,000        0.00          NR/NR   Goodman Group Global Group, Inc., Term
                                         Loan (Second Lien), 10/6/17                         507,153
  1,500,000        6.75          NR/NR   Tomkins Plc, Term Loan, 9/29/19                   1,519,571
                                                                                      --------------
                                                                                      $    2,438,724
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global High Yield Fund | Annual Report | 10/31/10

------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (d)    Ratings                                                   Value
------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.1%
     1,452,250        6.75          NR/NR   SIG Holding AG, European Term Loan,
                                            11/5/15                                     $    2,025,543
                                                                                        --------------
                                            Total Capital Goods                         $   12,864,738
------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Diversified Support Services -- 0.0%
       358,133        3.80        BB/Caa1   Rental Service Corp., Initial Term Loan
                                            (Second Lien), 11/30/13                     $      351,597
------------------------------------------------------------------------------------------------------
                                            Environmental & Facilities Services -- 0.1%
       456,550        6.00         NR/Ba3   Advanced Disposal Services, Inc., Term B
                                            Loan, 1/14/15                               $      459,403
       915,000        7.25       BB-/Baa3   Brickman Holdings, Ltd., Tranche B Term
                                            Loan, 10/14/16                                     925,866
                                                                                        --------------
                                                                                        $    1,385,269
------------------------------------------------------------------------------------------------------
                                            Research & Consulting Services -- 0.1%
     2,613,445        7.75          NR/NR   Wyle Services Corp., 2010 Incremental
                                            Term Loan, 3/25/16                          $    2,618,894
                                                                                        --------------
                                            Total Commercial Services & Supplies        $    4,355,760
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Air Freight & Couriers -- 0.1%
       508,620        3.29          B-/B1   Ceva Group Plc, Additional Pre Funded
                                            Term Loan, 11/4/13                          $      455,639
     1,097,295        3.26          NR/B1   Ceva Group Plc, U.S. Term Loan, 11/4/13            985,736
EURO 1,119,618        3.26          B-/B1   Ceva Group Plc, EGL Term Loan, 11/4/13           1,005,790
                                                                                        --------------
                                                                                        $    2,447,165
                                                                                        --------------
                                            Total Transportation                        $    2,447,165
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.2%
                                            Auto Parts & Equipment -- 0.2%
     2,072,293        3.03         BB-/B2   Allison Transmission, Inc., Term Loan,
                                            8/7/14                                      $    1,993,101
       285,693        2.20          NR/NR   Federal Mogul Corp., Tranche C Term Loan,
                                            12/28/15                                           254,312
       559,959        2.20          NR/NR   Federal Mogul Corp., Tranche B Term Loan,
                                            12/29/14                                           498,451
     1,737,338       10.50          NR/B3   HHI Holdings LLC, Term Loan, 3/30/15             1,763,398
                                                                                        --------------
                                                                                        $    4,509,262
                                                                                        --------------
                                            Total Automobiles & Components              $    4,509,262
------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.0%
                                            Apparel, Accessories & Luxury Goods -- 0.0%
       544,128        4.75        BBB/Ba2   Phillips-Van Heusen Corp., U.S. Tranche B
                                            Term Loan, 5/6/16                           $      549,695
                                                                                        --------------
                                            Total Consumer Durables & Apparel           $      549,695
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    45

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.4%
                                        Casinos & Gaming -- 0.3%
  6,041,904      10.50          NR/NR   Gateway Casinos & Entertainment, Ltd.,
                                        Term Facility, 9/16/12 (e)                    $    6,057,009
  5,590,000       6.03          NR/NR   Gateway Casinos & Entertainment, Ltd.,
                                        Term Loan, 7/16/14 (e)                               979,997
                                                                                      --------------
                                                                                      $    7,037,006
----------------------------------------------------------------------------------------------------
                                        Education Services -- 0.0%
    785,949       2.54          NR/NR   Cengage Learning Acquisitions, Inc., Term
                                        Loan, 2.75%, 7/3/14                           $      719,545
----------------------------------------------------------------------------------------------------
                                        Restaurants -- 0.1%
  2,160,000       6.25        BB+/Ba2   Burger King Holdings, Inc., Tranche B Term
                                        Loan, 10/19/16                                $    2,182,410
                                                                                      --------------
                                        Total Consumer Services                       $    9,938,961
----------------------------------------------------------------------------------------------------
                                        MEDIA -- 0.4%
                                        Broadcasting -- 0.0%
  1,000,000       2.76          NR/NR   CCO Holdings LLC, Incremental Term Loan
                                        (Third Lien), 9/6/14                          $      946,250
----------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.2%
  1,203,164       3.54          NR/NR   Charter Communications, Inc., Term C
                                        Loan, 9/6/16                                  $    1,183,183
    158,574       2.26          NR/NR   Charter Communications, Inc., Term B-1
                                        Loan, 3/6/14                                         155,848
         --       2.51          B+/B1   Knology, Inc., Term Loan, 6/30/12 (g)                     --
  5,303,126       6.76         CCC/B2   WideOpenWest LLC, Series A Term Loan
                                        (New), 6/30/14                                     5,205,904
                                                                                      --------------
                                                                                      $    6,544,935
----------------------------------------------------------------------------------------------------
                                        Publishing -- 0.2%
  3,999,975       6.75          NR/NR   Interactive Data Corp., Term Loan,
                                        1/29/17                                       $    4,072,875
                                                                                      --------------
                                        Total Media                                   $   11,564,060
----------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.6%
                                        Packaged Foods & Meats -- 0.6%
  2,800,000      11.25          NR/NR   Pierre Foods, Inc., Term Loan
                                        (Second Lien), 9/29/17                        $    2,824,500
 13,500,000       7.00          NR/NR   Pierre Foods, Inc., Term Loan (First Lien),
                                        9/30/16                                           13,381,875
                                                                                      --------------
                                                                                      $   16,206,375
                                                                                      --------------
                                        Total Food, Beverage & Tobacco                $   16,206,375
----------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                        Household Products -- 0.0%
  1,192,500       6.25          NR/NR   Reynolds Group Holdings, Ltd.,
                                        Incremental U.S. Term Loan, 5/15/16           $    1,201,441
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Global High Yield Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                        Personal Products -- 0.1%
  1,522,350       6.00          NR/NR   Revlon Consumer Products Corp., Term
                                        Loan, 3/11/15                              $    1,526,971
                                                                                   --------------
                                        Total Household & Personal Products        $    2,728,412
-------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                        Health Care Facilities -- 0.2%
  2,985,000       6.50          B+/B1   Ardent Health Services LLC, Term Loan,
                                        9/15/15                                    $    2,966,344
  3,900,000       7.50         B+/Ba2   Sun HealthCare Group, Inc., Term Loan,
                                        10/18/16                                        3,868,313
                                                                                   --------------
                                                                                   $    6,834,657
-------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.7%
 10,600,000       6.75        BB-/Ba2   Gentiva Health Services, Inc., Term B
                                        Borrowing Loan, 8/17/16                    $   10,675,080
  1,546,125       6.50          NR/NR   inVentiv Health, Inc., Term B Loan,
                                        8/4/16                                          1,556,997
  4,975,000       7.25          NR/NR   Prime Healthcare Services, Inc., Term B
                                        Loan, 4/28/15                                   4,776,000
    766,808       6.00         BB/Ba3   RehabCare Group, Inc., Term B Loan,
                                        11/24/15                                          770,255
    662,933       7.00         CCC/B3   Rural/Metro Operating Co. LLC., Term
                                        Loan, 12/9/14                                     663,347
                                                                                   --------------
                                                                                   $   18,441,679
-------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
  4,710,000       4.51          BB/B1   IM U.S. Holding LLC, Term Loan, 6/26/15    $    4,573,116
                                                                                   --------------
                                        Total Health Care Equipment & Services     $   29,849,452
-------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                        Biotechnology -- 0.5%
  1,500,000       0.00          NR/NR   Grifols SA, Foreign Tranche B Term Loan,
                                        10/10/16                                   $    2,103,085
    575,000       0.00          NR/NR   Grifols, Inc., U.S. Tranche B Term Loan,
                                        10/10/16                                          581,828
    167,089       6.50          NR/NR   Generic Drug Group, Delayed Draw Term
                                        Loan, 4/8/16                                      158,316
  1,215,190       6.50          NR/NR   Generic Drug Group, Term Loan, 4/8/16           1,151,392
  2,417,181       6.00         NR/Ba3   Warner Chilcott LLC., Term A Loan,
                                        10/30/14                                        2,418,019
  1,942,927       6.25         NR/Ba3   Warner Chilcott LLC., Term B-2 Loan,
                                        4/30/15                                         1,954,159
  1,213,069       6.25         NR/Ba3   Warner Chilcott Corp., Additional Term
                                        Loan, 4/30/15                                   1,219,548
  1,166,796       6.25         NR/Ba3   Warner Chilcott Corp., Term B-1 Loan,
                                        4/30/15                                         1,173,541
    686,275       6.50         NR/Ba3   Warner Chilcott LLC, Term B-4 Loan,
                                        2/22/16                                           691,115

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    47

---------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (d)    Ratings                                                   Value
---------------------------------------------------------------------------------------------------
                                         Biotechnology -- (continued)
  2,113,726        6.50         NR/Ba3   Warner Chilcott LLC, Term B-3 Loan,
                                         2/22/16                                     $    2,132,024
                                                                                     --------------
                                                                                     $   13,583,027
                                                                                     --------------
                                         Total Pharmaceuticals & Biotechnology       $   13,583,027
---------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.1%
                                         Specialized Finance -- 0.1%
  3,381,607        3.29          B+/B3   Ace Cash Express, Term Loan, 10/5/13        $    2,950,452
    968,763        7.50          B-/B1   NCO Financial Systems, Term B Advance,
                                         5/15/13                                            941,315
                                                                                     --------------
                                                                                     $    3,891,767
                                                                                     --------------
                                         Total Diversified Financials                $    3,891,767
---------------------------------------------------------------------------------------------------
                                         INSURANCE -- 1.0%
                                         Insurance Brokers -- 0.6%
  2,821,380        3.28          NR/NR   Alliant Holdings I, Inc., Term Loan,
                                         8/21/14                                     $    2,743,792
    749,176        2.79           B/NR   HUB International Holdings, Inc., Delayed
                                         Draw Term Loan, 6/13/14                            718,731
  5,593,612        6.75           B/NR   HUB International Holdings, Inc.,
                                         Additional Term Loan, 6/13/14                    5,551,660
  3,332,908        2.79           B/NR   HUB International Holdings, Inc., Initial
                                         Term Loan, 6/13/14                               3,197,467
    592,347        2.76           B/B2   USI Holdings Corp., Tranche B Term Loan,
                                         5/5/14                                             555,819
  2,861,100        7.00           B/B2   USI Holdings Corp., Series C Term Loan
                                         (New), 5/5/14                                    2,808,170
                                                                                     --------------
                                                                                     $   15,575,639
---------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 0.4%
  4,409,766        2.80          B-/NR   AmWins Group, Inc., Initial Term Loan,
                                         6/8/13                                      $    4,114,862
  6,750,000        5.80          B-/NR   AmWins Group, Inc., Initial Term Loan
                                         (Second Lien), 6/19/14                           5,771,250
                                                                                     --------------
                                                                                     $    9,886,112
                                                                                     --------------
                                         Total Insurance                             $   25,461,751
---------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.0%
                                         Real Estate Development -- 0.0%
  1,293,500        7.50          B/Ba3   Ozburn-Hessey Logistics Holding Co., Term
                                         Loan (First Lien), 4/8/16                   $    1,308,860
                                                                                     --------------
                                         Total Real Estate                           $    1,308,860
---------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.7%
                                         Application Software -- 0.1%
  3,500,000                    NR/Caa1   Vertafore, Inc., Term Loan (Second Lien),
                                         10/29/17                                    $    3,529,540
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Global High Yield Fund | Annual Report | 10/31/10

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Internet Software & Services -- 0.3%
  8,360,000       6.75           NR/NR   SAVVIS, Inc., Term Loan, 8/4/16              $    8,473,905
----------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.3%
  2,935,625       8.50         CCC+/B1   Allen Systems Group, Inc., Term Loan
                                         (First Lien), 10/18/13                       $    2,951,680
    749,020       5.25         BB-/Ba3   Dealer Computer Services, Inc., Term
                                         Loan, 4/21/17                                       749,878
  2,731,275       6.75           B+/B1   Telcordia Technologies, Inc., Term Loan,
                                         4/30/16                                           2,757,308
                                                                                      --------------
                                                                                      $    6,458,866
                                                                                      --------------
                                         Total Software & Services                    $   18,462,311
----------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                         Electronic Equipment & Instruments -- 0.2%
  5,219,910       4.51           NR/NR   Scitor Corp., Term Loan, 9/26/14             $    5,141,612
                                                                                      --------------
                                         Total Technology Hardware & Equipment        $    5,141,612
----------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.3%
                                         Integrated Telecommunication Services -- 0.3%
    729,948       3.26           NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                         10/31/14                                     $      718,215
  8,498,452       3.26           NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                         10/31/14                                          8,361,874
                                                                                      --------------
                                                                                      $    9,080,089
                                                                                      --------------
                                         Total Telecommunication Services             $    9,080,089
----------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.3%
                                         Electric Utilities -- 0.3%
  1,480,050       3.76           B+/B2   Texas Competitive Electric Holdings, Inc.,
                                         Delayed Draw Term Loan, 10/10/14             $    1,157,562
  7,702,652       3.92           B+/B2   Texas Competitive Electric Holdings, Inc.,
                                         Initial Tranche B-2 Term Loan, 10/10/14           6,060,062
                                                                                      --------------
                                                                                      $    7,217,624
                                                                                      --------------
                                         Total Utilities                              $    7,217,624
----------------------------------------------------------------------------------------------------
                                         TOTAL SENIOR FLOATING RATE LOAN
                                         INTERESTS
                                         (Cost $202,579,043)                          $  198,114,161
----------------------------------------------------------------------------------------------------
                                         TEMPORARY CASH INVESTMENTS -- 5.4%
                                         Repurchase Agreements -- 1.3%
  3,845,000                     NR/Aaa   Bank of America, Inc., 0.22%, dated
                                         10/29/10, repurchase price of
                                         $3,845,000 plus accrued interest on
                                         11/1/10 collateralized by $3,910,096
                                         Federal National Mortgage Association,
                                         4.0%, 10/1/40                                $    3,845,000

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    49

---------------------------------------------------------------------------------------------------------
Principal      Floating     S&P/Moody's
Amount ($)     Rate (d)     Ratings                                                        Value
---------------------------------------------------------------------------------------------------------
                                         Repurchase Agreements -- (continued)
  3,845,000                      NR/Aaa  Bank of America, Inc., 0.2%, dated
                                         10/29/10, repurchase price of
                                         $3,845,000 plus accrued interest on
                                         11/1/10 collateralized by $3,869,940
                                         U.S. Treasury Notes, 3.125%, 5/15/19              $    3,845,000
  3,845,000                      NR/Aaa  Barclays Plc, 0.18%, dated 10/29/10,
                                         repurchase price of $3,845,000 plus
                                         accrued interest on 11/1/10
                                         collateralized by the following:
                                           $2,710,600 Federal National Mortgage
                                             Association, 4.5%,
                                             6/1/40 - 9/1/40
                                           $1,198,656 Freddie Mac Giant,
                                             4.0%, 10/1/40                                      3,845,000
  3,845,000                      NR/Aaa  Barclays Plc, 0.18%, dated 10/29/10,
                                         repurchase price of $3,845,000 plus
                                         accrued interest on 11/1/10
                                         collateralized by $3,911,094 U.S. Treasury
                                         Notes, 1.375%, 2/15/12                                 3,845,000
  3,845,000                      NR/Aaa  BNP Paribas SA, 0.23%, dated
                                         10/29/10, repurchase price of
                                         $3,845,000 plus accrued interest on
                                         11/1/10 collateralized by the following:
                                           $2,384,372 Federal National Mortgage
                                             Association (ARM),
                                             2.673% - 5.446%,
                                             1/1/23 - 10/1/40
                                           $1,526,388 Federal Home Loan
                                             Mortgage Corp., 0.0% - 5.416%,
                                             1/5/36 - 10/1/40                                   3,845,000
  3,845,000                      NR/Aaa  Deutsche Bank Securities, Inc, 0.22%,
                                         dated 10/29/10, repurchase price of
                                         $3,845,000 plus accrued interest on
                                         11/1/10 collateralized by $3,906,049
                                         Federal National Mortgage Association,
                                         5.0% - 6.0%, 6/1/35-2/1/38                             3,845,000
  3,845,000                      NR/Aaa  Deutsche Bank, 0.2%, dated 10/29/10,
                                         repurchase price of $3,845,000 plus
                                         accrued interest on 11/1/10
                                         collateralized by $3,913,587 U.S. Treasury
                                         Notes, 0.875, 1/31/12                                  3,845,000
  3,845,000                      NR/Aaa  JPMorgan Securities, Inc., 0.22%, dated
                                         10/29/10, repurchase price of
                                         $3,845,000 plus accrued interest on
                                         11/1/10 collateralized by $3,921,916
                                         Freddie Mac Giant 3.5% - 11.5%,
                                         2/1/11 - 3/1/48                                        3,845,000

The accompanying notes are an integral part of these financial statements.

50    Pioneer Global High Yield Fund | Annual Report | 10/31/10

--------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Repurchase Agreements -- (continued)
  3,845,000                    NR/Aaa   SG Americas Securities LLC, 0.22%, dated
                                        10/29/10, repurchase price of
                                        $3,845,000 plus accrued interest on
                                        11/1/10 collateralized by the following:
                                        $2,071,667 Federal National Mortgage
                                        Association, 5.5%,
                                        11/1/37 - 12/1/39
                                        $1,835,300 Freddie Mac Giant,
                                        4.5% - 6.5%, 11/1/37 - 11/1/39              $    3,845,000
--------------------------------------------------------------------------------------------------
                                        TOTAL REPURCHASE AGREEMENTS
                                        (Cost $34,605,000)                          $   34,605,000
--------------------------------------------------------------------------------------------------
                                        Securities Lending Collateral -- 4.1% (c)
                                        Certificates of Deposit:
  3,056,828                             Bank of Nova Scotia, 0.37%, 9/29/11         $    3,056,828
  2,139,780                             BBVA Group NY, 0.61%, 7/26/11                    2,139,780
  3,056,828                             BNP Paribas Bank NY, 0.38%, 11/8/10              3,056,828
  1,528,414                             BNP Paribas Bank NY, 0.3%, 1/20/11               1,528,414
  3,056,828                             Canadian Imperial Bank of Commerce NY,
                                        0.29%, 4/27/11                                   3,056,828
  1,528,414                             DNB Nor Bank ASA NY, 0.27%, 11/10/10             1,528,414
  3,056,828                             Nordea New York, 0.5%, 12/10/10                  3,056,828
  3,056,828                             RoboBank Netherland NV NY,
                                        0.44%, 8/8/11                                    3,056,828
  3,056,828                             Royal Bank of Canada NY,
                                        0.26%, 1/21/11                                   3,056,828
  3,056,828                             SocGen NY, 0.34%, 11/10/10                       3,056,828
  1,528,414                             Svenska NY, 0.275%, 11/12/10                     1,528,414
                                                                                    --------------
 28,122,818                                                                         $   28,122,818
--------------------------------------------------------------------------------------------------
                                        Commercial Paper:
  1,834,097                             American Honda Finance, 0.28%, 5/4/11       $    1,834,097
  1,228,870                             American Honda Finance,
                                        1.04%, 6/20/11                                   1,228,870
  1,124,101                             Australia & New Zealand Banking Group,
                                        1.04%, 8/4/11                                    1,124,101
  3,118,209                             Caterpillar Financial Services Corp.,
                                        1.04%, 6/24/11                                   3,118,209
  3,362,511                             CBA, 0.31%, 1/3/11                               3,362,511
  2,138,951                             CHARFD, 0.31%, 12/14/10                          2,138,951
  1,833,640                             CLIPPR, 0.28%, 12/1/10                           1,833,640
  2,697,328                             FAIRPP, 0.3%, 11/9/10                            2,697,328
  1,222,438                             FASCO, 0.27%, 12/1/10                            1,222,438
  3,057,192                             Federal Home Loan Bank, 0.37%, 6/1/11            3,057,192
  1,528,348                             GE Corp., 0.34%, 1/26/11                         1,528,348
    305,513                             General Electric Capital Corp.,
                                        0.37%, 6/6/11                                      305,513

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    51

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (d)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Commercial Paper: (continued)
  1,222,438                              OLDLLC, 0.27%, 12/1/10                      $    1,222,438
  1,674,911                              OLDLLC, 0.27%, 12/2/10                           1,674,911
  3,053,517                              SEB, 0.0%, 2/7/11                                3,053,517
  1,527,478                              SOCNAM, 0.0%, 1/14/11                            1,527,478
  1,527,990                              SRCPP, 0.27%, 12/6/10                            1,527,990
  2,293,284                              STRAIT, 0.25%, 12/8/10                           2,293,284
  1,527,589                              TBLLC, 0.0%, 1/10/11                             1,527,589
  1,528,036                              TBLLC, 0.27%, 12/2/10                            1,528,036
  3,056,828                              Toyota Motor Credit Corp., 0.44%, 9/8/11         3,056,828
  1,862,235                              VARFUN, 0.35%, 1/20/11                           1,862,234
  1,834,156                              Wachovia, 0.39%, 3/22/11                         1,834,156
  1,223,699                              Wachovia, 0.42%, 10/15/11                        1,223,699
  3,056,828                              Westpac, 0.31%, 07/29/11                         3,056,828
                                                                                     --------------
                                                                                     $   48,840,186
---------------------------------------------------------------------------------------------------
                                         Tri-party Repurchase Agreements:
  8,166,072                              Barclays Capital Markets,
                                         0.22%, 11/1/10                              $    8,166,072
  6,113,656                              Deutsche Bank Securities, Inc.,
                                         0.21%, 11/1/10                                   6,113,656
  6,113,656                              HSBC Bank USA NA, 0.22%, 11/1/10                 6,113,656
  3,056,828                              RBS Securities, Inc., 0.22%, 11/1/10             3,056,828
                                                                                     --------------
                                                                                     $   23,450,212
---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                         Money Market Mutual Funds:
  3,056,828                              BlackRock Liquidity Temporary Cash Fund     $    3,056,828
  3,056,828                              Dreyfus Preferred Money Market Fund              3,056,828
  3,056,828                              Fidelity Prime Money Market Fund                 3,056,828
                                                                                     --------------
                                                                                     $    9,170,484
                                                                                     --------------
                                         TOTAL SECURITIES LENDING                    $  109,583,700
---------------------------------------------------------------------------------------------------
                                         TOTAL TEMPORARY CASH INVESTMENTS
                                         (Cost $144,188,770)                         $  144,188,700
---------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT
                                         IN SECURITIES -- 102.0%
                                         (Cost $2,667,572,423) (a)(g)                $2,740,436,978
---------------------------------------------------------------------------------------------------
                                         OTHER ASSETS AND
                                         LIABILITIES -- (2.0)%                       $  (52,646,979)
---------------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%                  $2,687,789,999
===================================================================================================

*   Non-income producing security.

(A.D.R.) American Depositary Receipt


The accompanying notes are an integral part of these financial statements.

52    Pioneer Global High Yield Fund | Annual Report | 10/31/10

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

PIK    Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2010, the value of these securities amounted to $787,849,987 or 29.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $2,674,702,482, was as follows:

         Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost       $190,523,585
         Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value       (124,789,089)
                                                                    ------------
       Net unrealized gain                                          $ 65,734,496
                                                                    ============

(b)    At October 31, 2010, the following securities were out on loan:

-----------------------------------------------------------------------------------
       Principal
       Amount ($)    Description                                         Value
-----------------------------------------------------------------------------------
       1,475,000     Alliance One International, Inc., 5.5%, 7/15/14     $1,696,250
         600,000     Banco Macro SA, 9.75%, 12/18/36                        588,000
       5,618,000     Blue Acquisition Sub, Inc., 9.875%, 10/5/18          6,053,395
       5,040,000     Bumi Capital Pte., Ltd., 12.0%, 11/10/16             5,525,100
       4,260,000     BWAY Holding Co., 10.0%, 6/15/18 (144A)              4,643,400
       5,000,000     C&S Group Enterprise LLC, 8.375%, 5/1/17 (144A)      5,000,000
       8,478,000     Cemex Finance LLC, 9.5%, 12/14/16 (144A)             8,562,780
       1,000,000     Chemtura Corp., 7.875%, 9/1/18                       1,080,000
         104,000     CIA de Transporte Energia Transener, 8.875%,
                     12/15/16 (144A)                                         98,020
       2,000,000     Digicel Group, Ltd., 10.5%, 4/15/18                  2,202,500
         900,000     Digicel, Group, Ltd., 8.25%, 9/1/17 (144A)             946,125
       2,000,000     DynCorp International, 10.375%, 7/1/17               2,045,000
       2,900,000     Evraz Group SA, 9.5%, 4/24/18 (144A)                 3,269,750
       3,600,000     First Data Corp., 8.875%, 8/15/20                    3,784,500
         775,000     GOL Finance LLP, 9.25%, 7/20/20 (144A)                 813,750
       1,135,000     Goodyear Tire & Rubber Co., 10.5%, 5/15/16           1,299,575
       4,059,000     Hexion U.S. Finance Corp.,/Hexion Nova Scotia
                     Finance ULC, 9.75%, 11/15/14                         4,272,098

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    53

--------------------------------------------------------------------------------------
       Principal
       Amount ($)    Description                                         Value
--------------------------------------------------------------------------------------
        1,380,000    International Coal Group, Inc., 9.125%, 4/1/18       $  1,504,200
          500,000    IRSA Inversiones y Representaciones SA,
                     8.5%, 2/2/17 (144A)                                       497,500
        1,494,000    Lear Corp., 8.125%, 3/15/20                             1,662,075
        6,583,000    MTS International, Inc., 8.625%, 6/22/20                7,644,509
        2,232,000    Nova Chemicals Corp., 8.625%, 11/1/19                   2,477,520
        2,252,000    PAETEC Holding Corp., 9.5%, 7/15/15                     2,381,490
        1,450,000    PAETEC Holding Corp., 8.875%, 6/30/17 (144A)            1,562,375
          445,000    Petroplus Finance, Ltd., 9.37%, 9/15/19 (144A)            427,200
          569,000    Plains Exploration & Production Co., 10.0%, 3/1/16        649,371
        1,625,000    Sabra Health Care LP/Sabra Capital Corp.,
                     8.125%, 11/1/18                                         1,681,875
        3,933,000    SandRidge Energy, Inc., 8.0%, 6/1/18                    3,933,000
        3,475,000    SandRidge Energy, Inc., 8.625, 4/1/15                   3,553,188
          710,000    Sonic Automotive, Inc., 9.0%, 3/15/18                     744,613
        2,463,000    Texas Competitive Electric Holdings Co., Ltd.,
                     15.0%, 4/1/21                                           2,426,055
       12,129,000    Tower Automotive Holdings USA, 10.625%, 9/1/17         12,735,450
        1,900,000    Yankee Acquisition Corp., 8.5%, 2/15/15                 1,973,625
        2,210,000    Yankee Acquisition Corp., 9.75%, 2/15/17                2,303,925
--------------------------------------------------------------------------------------
       Shares
--------------------------------------------------------------------------------------
           12,900    Charter Communications, Inc.*                             418,992
           39,500    Georgia Gulf Corp.*                                       799,085
          130,000    Vale SA (A.D.R.)                                        3,734,900
--------------------------------------------------------------------------------------
                     Total                                                $104,991,191
======================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is in default and is non-Income producing.

(f)    Security is fair valued by management (see Note A).

(g)    Security market value is equal to less than $1.00.

The accompanying notes are an integral part of these financial statements.

54    Pioneer Global High Yield Fund | Annual Report | 10/31/10

(g) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

       United States                                                64.6%
       Cayman Islands                                                4.6%
       Canada                                                        3.0%
       Argentina                                                     2.8%
       Netherlands                                                   2.7%
       Norway                                                        2.6%
       Luxembourg                                                    2.6%
       Mexico                                                        2.4%
       Indonesia                                                     2.2%
       Bermuda                                                       2.0%
       Brazil                                                        1.8%
       United Kingdom                                                1.2%
       Ireland                                                       1.2%
       Thailand                                                      0.8%
       France                                                        0.7%
       Supernational                                                 0.7%
       Germany                                                       0.5%
       South Africa                                                  0.5%
       British Virgin Islands                                        0.5%
       Italy                                                         0.5%
       Peru                                                          0.4%
       United Arab Emirates                                          0.4%
       Kazakhstan                                                    0.3%
       Sweden                                                        0.3%
       Columbia                                                      0.3%
       Trinidad & Tobago                                             0.1%
       Spain                                                         0.1%
       Switzerland                                                   0.1%
       Australia                                                     0.1%
                                                                   -----
                                                                   100.0%
                                                                   =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

       NOK  Norwegian Krone
       EURO Euro
       BRL  Brazilian Real
       COP  Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2010 aggregated $1,635,042,477 and $1,037,420,941, respectively.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    55

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                       Level 1       Level 2          Level 3       Total
---------------------------------------------------------------------------------------------------
 Asset Backed Securities               $        --   $  106,865,472   $        --   $  106,865,472
 Collateralized Mortgage Obligations            --       53,857,285            --       53,857,285
 Corporate Bonds                                --    2,024,213,857     8,552,195    2,032,766,052
 Convertible Corporate Bonds                    --      138,913,036            --      138,913,036
 Municipal Bonds                                --        6,035,981       460,680        6,496,661
 Foreign Government Obligations                 --       28,142,015            --       28,142,015
 Senior Floating Rate Loan Interests            --      190,549,594     7,564,567      198,114,161
 Common Stocks                          25,120,142          882,322     1,328,534       27,330,998
 Preferred Stock                         2,651,600               --            --        2,651,600
 Rights/Warrants                         1,110,998               --            --        1,110,998
 Temporary Cash Investments                     --      135,018,216            --      135,018,216
 Money Market Mutual Funds               9,170,484               --            --        9,170,484
---------------------------------------------------------------------------------------------------
 Total                                 $38,053,224   $2,684,477,778   $17,905,976   $2,740,436,978
===================================================================================================

The following is a reconcilliation of assets valued using significant observable inputs (Level 3):

-------------------------------------------------------------------------------------------------------------------
                                         Senior Floating      Common         Municipal   Corporate
                                         Rate Loan Interests  Stocks         Bonds       Bonds         Total
-------------------------------------------------------------------------------------------------------------------
 Balance as of 10/31/09                  $  561,000           $       --     $     --    $       --    $   561,000
 Realized gain (loss) (1)                        --                   --           --            --             --
 Change in unrealized
 appreciation (depreciation) (2)            (11,191)                  --           --      (248,232)      (259,423)
 Net purchases (sales)                     (530,985)                  --           --       992,927        461,943
 Transfers in and out of Level 3*         7,545,742            1,328,534      460,680     7,807,500     17,142,456
-------------------------------------------------------------------------------------------------------------------
 Balance as of 10/31/10                  $7,564,567           $1,328,534     $460,680    $8,552,195    $17,905,976
===================================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the date of transfer.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 10/31/10                                            $(248,422)
                                                                          ---------

The accompanying notes are an integral part of these financial statements.

56    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Statement of Assets and Liabilities | 10/31/10

ASSETS:
  Investment in securities (including securities loaned of $104,991,191)
   (cost $2,667,572,423)                                                 $2,740,436,978
  Cash                                                                       13,836,005
  Foreign currencies, at value (cost $27,217,534)                            29,762,672
  Receivables --
   Investment securities sold                                                 2,764,973
   Fund shares sold                                                          18,818,874
   Dividends and interest                                                    52,285,285
   Due from Pioneer Investment Management, Inc.                                  60,833
   Unrealized appreciation on unfunded corporate loans                           34,644
  Other                                                                          88,648
---------------------------------------------------------------------------------------
     Total assets                                                        $2,858,088,912
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $   46,467,329
   Fund shares repurchased                                                    9,553,418
   Dividends                                                                  3,361,514
   Upon return of securities loaned                                         109,583,700
  Due to affiliates                                                             510,888
  Accrued expenses                                                              822,064
---------------------------------------------------------------------------------------
     Total liabilities                                                   $  170,298,913
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $2,907,501,961
  Undistributed net investment loss                                          (5,557,095)
  Accumulated net realized loss on investments and foreign currency        (289,698,052)
  Net unrealized gain on investments                                         72,899,199
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   2,643,986
---------------------------------------------------------------------------------------
     Total net assets                                                    $2,687,789,999
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,117,230,957/106,078,603 shares)                   $        10.53
  Class B (based on $80,099,850/7,604,611 shares)                        $        10.53
  Class C (based on $524,447,716/49,983,883 shares)                      $        10.49
  Class Y (based on $958,595,804/92,573,788 shares)                      $        10.35
  Class Z (based on $7,415,672/682,565 shares)                           $        10.86
MAXIMUM OFFERING PRICE:
  Class A ($10.53 [divided by] 95.5%)                                    $        11.03
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    57

Statement of Operations

For the Year Ended 10/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $6,657)                  $     966,031
  Interest                                                               196,319,910
  Income from securities loaned, net                                         173,962
-------------------------------------------------------------------------------------------------------
     Total investment income                                                             $ 197,459,903
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $  13,153,236
  Transfer agent fees and expenses
   Class A                                                                 1,541,500
   Class B                                                                   158,120
   Class C                                                                   420,202
   Class Y                                                                    58,183
   Class Z                                                                    11,896
  Distribution fees
   Class A                                                                 2,711,485
   Class B                                                                   877,367
   Class C                                                                 4,896,163
  Shareholder communication expense                                        1,331,432
  Administrative reimbursements                                              671,429
  Custodian fees                                                             104,804
  Registration fees                                                          241,937
  Professional fees                                                          126,448
  Printing expense                                                           124,281
  Fees and expenses of nonaffiliated trustees                                 70,497
  Miscellaneous                                                              194,570
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  26,693,550
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                            (586,254)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $  26,107,296
-------------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 171,352,607
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                         $ (26,982,843)
   Credit Default Swaps                                                      617,848
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                    (1,300,247)    $ (27,665,242)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                         $ 282,491,144
   Unfunded corporate loans                                                  203,141
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       520,927     $ 283,215,212
-------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                              $ 255,549,970
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $ 426,902,577
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

58    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Statements of Changes in Net Assets

For the Years Ended 10/31/10 and 10/31/09, respectively

----------------------------------------------------------------------------------------------------
                                                              Year Ended             Year Ended
                                                              10/31/10               10/31/09
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $  171,352,607         $  143,652,413
Net realized loss on investments, credit default swaps and
  foreign currency transactions                                  (27,665,242)          (210,594,460)
Change in net unrealized gain on investments, unfunded
  corporate loans and foreign currency transactions              283,215,212            555,224,732
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations       $  426,902,577         $  488,282,685
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.77 and $1.05 per share, respectively)          $  (84,181,285)        $ (101,244,569)
   Class B ($0.69 and $0.99 per share, respectively)              (6,109,636)           (10,415,385)
   Class C ($0.69 and $0.98 per share, respectively)             (34,338,055)           (45,563,837)
   Class Y ($0.79 and $1.06 per share, respectively)             (38,488,064)           (11,938,602)
   Class Z ($0.81 and $1.10 per share, respectively)                (478,741)              (337,941)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $ (163,595,781)        $ (169,500,334)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $1,773,933,406         $  851,625,371
Reinvestment of distributions                                    113,535,022            104,565,568
Cost of shares repurchased                                    (1,258,976,809)          (722,621,837)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from fund
     share transactions                                       $  628,491,619         $  233,569,102
----------------------------------------------------------------------------------------------------
   Net increase in net assets                                 $  891,798,415         $  552,351,453
NET ASSETS:
Beginning of year                                              1,795,991,584          1,243,640,131
----------------------------------------------------------------------------------------------------
End of year                                                   $2,687,789,999         $1,795,991,584
----------------------------------------------------------------------------------------------------
Undistributed net investment loss                             $   (5,557,095)        $  (11,841,737)
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    59

---------------------------------------------------------------------------------------------------
                                     '10 Shares      '10 Amount       '09 Shares      '09 Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                           76,506,487     $755,963,989      71,305,346     $552,164,765
Reinvestment of distributions          6,064,818       60,194,825       9,804,275       70,947,511
Less shares repurchased              (84,895,358)    (838,841,672)    (73,268,200)    (544,674,791)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,324,053)    $(22,682,858)      7,841,421     $ 78,437,485
===================================================================================================
Class B
Shares sold                              523,187     $  5,148,813       2,055,778     $ 15,719,320
Reinvestment of distributions            351,397        3,482,123         642,242        4,609,625
Less shares repurchased               (3,559,373)     (35,114,593)     (3,478,051)     (25,951,101)
---------------------------------------------------------------------------------------------------
   Net decrease                       (2,684,789)    $(26,483,657)       (780,031)    $ (5,622,156)
===================================================================================================
Class C
Shares sold                           11,525,379     $113,677,297      15,362,901     $115,048,918
Reinvestment of distributions          1,912,159       18,934,344       2,979,837       21,429,790
Less shares repurchased              (12,878,243)    (126,810,362)    (15,160,890)    (111,625,672)
---------------------------------------------------------------------------------------------------
   Net increase                          559,295     $  5,801,279       3,181,848     $ 24,853,036
===================================================================================================
Class Y
Shares sold                           92,141,904     $893,563,267      20,695,368     $165,647,763
Reinvestment of distributions          3,098,547       30,659,013       1,014,867        7,421,633
Less shares repurchased              (25,982,082)    (254,814,140)     (5,164,271)     (38,226,131)
---------------------------------------------------------------------------------------------------
   Net increase                       69,258,369     $669,408,140      16,545,964     $134,843,265
===================================================================================================
Class Z
Shares sold                              545,517     $  5,580,040         405,717     $  3,044,605
Reinvestment of distributions             25,802          264,717          20,137          157,009
Less shares repurchased                 (331,626)      (3,396,042)       (286,757)      (2,144,142)
---------------------------------------------------------------------------------------------------
   Net increase                          239,693     $  2,448,715         139,097     $  1,057,472
===================================================================================================

The accompanying notes are an integral part of these financial statements.

60    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year         Year           Year
                                                              Ended          Ended          Ended        Ended          Ended
                                                              10/31/10       10/31/09       10/31/08     10/31/07       10/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $     9.39     $     7.56     $  12.30     $    12.34     $  11.88
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $     0.80     $     0.90     $   1.03     $     0.96     $   0.90
 Net realized and unrealized gain (loss) on investments,
  credit default swaps and foreign currency transactions            1.11           1.98        (4.59)          0.04         0.49
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $     1.91     $     2.88     $  (3.56)    $     1.00     $   1.39
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                        $    (0.77)    $    (1.05)    $  (1.07)    $    (0.98)    $  (0.90)
 Net realized gain                                                    --             --        (0.11)         (0.06)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $    (0.77)    $    (1.05)    $  (1.18)    $    (1.04)    $  (0.93)
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                $       --     $       --     $     --     $       --     $   0.00(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     1.14     $     1.83     $  (4.74)    $    (0.04)    $   0.46
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    10.53     $     9.39     $   7.56     $    12.30     $  12.34
===================================================================================================================================
Total return*                                                      21.16%         43.56%      (31.45)%         8.30%       12.12%
Ratio of net expenses to average net assets+                        1.10%          1.10%        1.10%          1.06%        1.10%
Ratio of net investment income to average net assets+               8.07%         11.68%        9.25%          7.73%        7.44%
Portfolio turnover rate                                               49%            33%          25%            31%          41%
Net assets, end of period (in thousands)                      $1,117,231     $1,018,040     $759,925     $1,369,044     $659,845
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.15%          1.32%        1.18%          1.06%        1.18%
 Net investment income                                              8.02%         11.46%        9.17%          7.73%        7.37%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                       1.10%          1.10%        1.10%          1.06%        1.10%
 Net investment income                                              8.07%         11.68%        9.25%          7.73%        7.44%
===================================================================================================================================

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/10  61

---------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year        Year        Year         Year
                                                               Ended       Ended       Ended       Ended        Ended
                                                               10/31/10    10/31/09    10/31/08    10/31/07     10/31/06
---------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $  9.37     $  7.54     $ 12.27     $  12.31     $  11.85
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.70     $  0.81     $  0.93     $   0.86     $   0.80
 Net realized and unrealized gain (loss) on investments,
  credit default swaps and foreign currency transactions          1.15        2.01       (4.57)        0.03         0.49
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  1.85     $  2.82     $ (3.64)    $   0.89     $   1.29
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                         $ (0.69)    $ (0.99)    $ (0.98)    $  (0.87)    $  (0.80)
 Net realized gain                                                  --          --       (0.11)       (0.06)       (0.03)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.69)    $ (0.99)    $ (1.09)    $  (0.93)    $  (0.83)
---------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                 $    --     $    --     $    --     $     --     $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.16     $  1.83     $ (4.73)    $  (0.04)    $   0.46
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.53     $  9.37     $  7.54     $  12.27     $  12.31
===========================================================================================================================
Total return*                                                    20.40%      42.42%     (32.02)%       7.41%       11.25%
Ratio of net expenses to average net assets+                      1.92%       2.00%       1.92%        1.86%        1.96%
Ratio of net investment income to average net assets+             7.27%      10.88%       8.47%        6.93%        6.63%
Portfolio turnover rate                                             49%         33%         25%          31%          41%
Net assets, end of period (in thousands)                       $80,100     $96,411     $83,412     $155,523     $130,563
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reductionfor fees paid indirectly:
 Net expenses                                                     1.92%       2.08%       1.92%        1.86%        1.96%
 Net investment income                                            7.27%      10.80%       8.47%        6.93%        6.60%
Ratios with waiver of fees paid by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     1.92%       2.00%       1.92%        1.85%        1.96%
 Net investment income                                            7.27%      10.88%       8.47%        6.94%        6.60%
===========================================================================================================================

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62  Pioneer Global High Yield Fund | Annual Report | 10/31/10

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year         Year         Year
                                                                   Ended        Ended        Ended        Ended        Ended
                                                                   10/31/10     10/31/09     10/31/08     10/31/07     10/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $   9.34     $   7.51     $  12.24     $  12.28     $  11.82
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $   0.73     $   0.82     $   0.93     $   0.86     $   0.80
 Net realized and unrealized gain (loss) on investments, credit
  default swaps and foreign currency transactions                      1.11         1.99        (4.57)        0.04         0.49
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $   1.84     $   2.81     $  (3.64)    $   0.90     $   1.29
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                             $  (0.69)    $  (0.98)    $  (0.98)    $  (0.88)    $  (0.80)
 Net realized gain                                                       --           --        (0.11)       (0.06)       (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.69)    $  (0.98)    $  (1.09)    $  (0.94)    $  (0.83)
----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     $     --     $     --     $     --     $     --     $   0.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.15     $   1.83     $  (4.73)    $  (0.04)    $   0.46
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.49     $   9.34     $   7.51     $  12.24     $  12.28
==================================================================================================================================
Total return*                                                         20.43%       42.56%      (32.08)%       7.48%       11.30%
Ratio of net expenses to average net assets+                           1.82%        1.98%        1.85%        1.82%        1.89%
Ratio of net investment income to average net assets+                  7.37%       10.78%        8.55%        6.96%        6.66%
Portfolio turnover rate                                                  49%          33%          25%          31%          41%
Net assets, end of period (in thousands)                           $524,448     $461,644     $347,459     $598,195     $413,213
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          1.82%        1.98%        1.85%        1.82%        1.89%
 Net investment income                                                 7.37%       10.78%        8.55%        6.96%        6.66%
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          1.82%        1.98%        1.85%        1.82%        1.89%
 Net investment income                                                 7.37%       10.78%        8.55%        6.96%        6.66%
==================================================================================================================================

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/10  63

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year        Year
                                                                   Ended        Ended        Ended       Ended       12/28/05 (a)
                                                                   10/31/10     10/31/09     10/31/08    10/31/07    to 10/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   9.25     $   7.46     $ 12.10     $ 12.19     $11.95
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $   0.86     $   0.94     $  1.05     $  0.97     $ 0.77
 Net realized and unrealized gain (loss) on investments, credit
  default swaps and foreign currency transactions                      1.03         1.91       (4.48)      (0.01)      0.23
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $   1.89     $   2.85     $ (3.43)    $  0.96     $ 1.00
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                             $  (0.79)    $  (1.06)    $ (1.10)    $ (0.99)    $(0.76)
 Net realized gain                                                       --           --       (0.11)      (0.06)        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.10     $   1.79     $ (4.64)    $ (0.09)    $ 0.24
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  10.35     $   9.25     $  7.46     $ 12.10     $12.19
=================================================================================================================================
Total return*                                                         21.35%       43.78%     (30.96)%      8.12%      8.63%(b)
Ratio of net expenses to average net assets+                           0.73%        0.78%       0.74%       0.70%      0.73%**
Ratio of net investment income to average net assets+                  8.42%       11.43%       9.82%       8.05%      7.66%**
Portfolio turnover rate                                                  49%          33%         25%         31%        41%(b)
Net assets, end of period (in thousands)                           $958,596     $215,614     $50,477     $23,414     $   36
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.73%        0.78%       0.74%       0.70%      0.73%**
 Net investment income                                                 8.42%       11.43%       9.82%       8.05%      7.66%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.73%        0.78%       0.74%       0.70%      0.73%**
 Net investment income                                                 8.42%       11.43%       9.82%       8.05%      7.66%**
=================================================================================================================================

(a)  Class Y shares were first publicly offered on December 28, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64  Pioneer Global High Yield Fund | Annual Report | 10/31/10

-------------------------------------------------------------------------------------------------------------------------
                                                                             Year       Year       Year
                                                                             Ended      Ended      Ended      7/6/07 (a)
                                                                             10/31/10   10/31/09   10/31/08   to 10/31/07
-------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                         $ 9.67     $ 7.79     $12.31     $12.65
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                       $ 0.87     $ 1.00     $ 1.07     $ 0.33
 Net realized and unrealized gain (loss) on investments, credit default
  swaps and foreign currency transactions                                      1.13       1.98      (4.37)      0.35)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                         $ 2.00     $ 2.98     $(3.30)    $(0.02)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                       $(0.81)    $(1.10)    $(1.11)    $(0.32)
 Net realized gain                                                               --         --      (0.11)        --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                   $ 1.19     $ 1.88     $(4.52)    $(0.34)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $10.86     $ 9.67     $ 7.79     $12.31
=========================================================================================================================
Total return*                                                                 21.58%     43.69%    (29.21)%   (0.09)%(b)
Ratio of net expenses to average net assets+                                   0.90%      0.90%      0.90%      0.69%**
Ratio of net investment income to average net assets+                          8.26%     11.46%      9.85%      8.30%**
Portfolio turnover rate                                                          49%        33%        25%        31%(b)
Net assets, end of period (in thousands)                                     $7,416     $4,283     $2,366     $   97
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.91%      1.23%      1.11%      0.69%**
 Net investment income                                                         8.25%     11.13%      9.64%      8.30%**
Ratios with waiver of fees by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  0.90%      0.90%      0.90%      0.69%**
 Net investment income                                                         8.26%     11.46%      9.85%      8.30%**
=========================================================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/10  65

Notes to Financial Statements | 10/31/10

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited

66    Pioneer Global High Yield Fund | Annual Report | 10/31/10
information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    67
   they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At October 31, 2010, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.67% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

68    Pioneer Global High Yield Fund | Annual Report | 10/31/10

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2010, the Fund had a net capital loss carryforward of $289,329,562 of which the following amounts will expire between 2016 and 2018 if not utilized: $58,199,667 in 2016, $204,858,985 in 2017 and $26,270,910 in
   2018.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    69

   At October 31, 2010, the Fund reclassified $1,472,184 to decrease undistributed net investment income and $1,472,184 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax-basis.

   The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

   ----------------------------------------------------------------------------
                                                    2010                  2009
   ----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                           $163,595,781         $169,500,334
   ----------------------------------------------------------------------------
      Total                                  $163,595,781         $169,500,334
   ----------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2010:

   ----------------------------------------------------------------------------
                                                                          2010
   ----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                $    4,565,988
   Capital loss carryforward                                      (289,329,562)
   Current year dividend payable                                    (3,361,514)
   Unrealized appreciation                                          68,413,126
   ----------------------------------------------------------------------------
      Total                                                     $ (219,711,962)
   ----------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, and the tax-basis adjustments on partnerships and interest on defaulted bonds.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $228,753 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2010.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All

70    Pioneer Global High Yield Fund | Annual Report | 10/31/10
   expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    71
   borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

I. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

72    Pioneer Global High Yield Fund | Annual Report | 10/31/10

   The Fund had no credit default swap contracts in the portfolio at October 31, 2010.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% of the excess over $2 billion. For the year ended October 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% of the average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00%, 2.00% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively. These expense limitations are in effect through March 1, 2012 for Class A, Class B, Class C and Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $134,847 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31 2010, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
 Shareholder Communications:
 Class A                                                             $  855,207
 Class B                                                                 47,441
 Class C                                                                232,908
 Class Y                                                                194,013
 Class Z                                                                  1,863
-------------------------------------------------------------------------------
    Total                                                            $1,331,432
===============================================================================

                    Pioneer Global High Yield Fund | Annual Report | 10/31/10
73

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $303,634 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,407 in distribution fees payable to PFD at October 31, 2010.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2010, CDSCs in the amount of $354,112 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility.

74    Pioneer Global High Yield Fund | Annual Report | 10/31/10

The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended October 31, 2010, the average daily amount of borrowings outstanding during the period was $6,435,414. The related weighted average annualized interest rate for the period was 1.52%, and the total interest expense on such borrowings was $157,840. As of October 31, 2010, there were no borrowings outstanding.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2010, the Fund's expenses were not reduced under such arrangements.

7. Unfunded Loan Commitments

As of October 31, 2010, the fund had unfunded loan commitments of approximately $3,934,644 (excluding unrealized appreciation on those commitments of $34,644 as of October 31, 2010) which could be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------------------------------
                                                                       Net
                                                                       Unrealized
 Loan                          Shares       Cost          Value        Gain
---------------------------------------------------------------------------------
 Reynolds Group Holdings,
  Ltd., Incremental Tranche
  D Term Loan                  3,900,000    $3,900,000    $3,934,644   $34,644
---------------------------------------------------------------------------------
    Total                                                              $34,644
=================================================================================

In addition, the Fund had the following bridge Loan commitments outstanding as of October 31, 2010:

---------------------------------------------------------------------------------
                                                                       Net
                                                                       Unrealized
 Loan                          Shares       Cost          Value        Gain
---------------------------------------------------------------------------------
 MedAssets, Inc., Bridge
  Loan, 9/20/11                13,363,600   $13,363,600   $13,363,600  $--
 PAETEC Holding Corp.,
  Senior Secured Bridge
  Facility Loan, 3/12/11       10,900,000   10,900,000    10,900,000    --
---------------------------------------------------------------------------------
    Total                                                              $--
=================================================================================

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    75

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 was as follows:

------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                                   Change in
under Accounting                                                   Realized Gain      Unrealized Gain
Standards                                                          or (Loss) on       or (Loss) on
Codification (ASC)                                                 Derivatives        Derivatives
815 (formerly FASB      Location of Gain or (Loss) On              Recognized         Recognized
Statement 133)          Derivatives Recognized in Income           in Income          in Income
------------------------------------------------------------------------------------------------------
 Foreign Exchange       Net realized loss on forward foreign
 Contracts              currency contracts and other assets and
                        liabilities denominated in foreign
                        currencies                                 $(1,300,247)
 Foreign Exchange       Change in unrealized gain on forward
 Contracts              foreign currency contracts and other
                        assets and liabilities denominated in
                        foreign currencies                                            $520,927

Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        [LOGO] Ernst & Young LLP

Boston, Massachusetts
December 28, 2010

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    77

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 59.97% and 0.0%, respectively.




78    Pioneer Global High Yield Fund | Annual Report | 10/31/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 57 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    79

Interested Trustees

-------------------------------------------------------------------------------
                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
-------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 2001.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Other Directorships
 Name and Age                Principal Occupation                                                  Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment            None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);          None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

80  Pioneer Global High Yield Fund | Annual Report | 10/31/10

Independent Trustees

-------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
-------------------------------------------------------------------------------
David R. Bock (66)          Trustee                  Trustee since 2005.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------
Mary K. Bush (62)           Trustee                  Trustee since 2001.
                                                     Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Other Directorships
Name and Age        Principal Occupation                                          Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Interim Chief Executive Officer, Oxford Analytica, Inc.       Director of Enterprise Community Investment,
                    (privately held research and consulting company) (2010 -      Inc. (privately held affordable housing finance
                    present); Managing Partner, Federal City Capital Advisors     company) (1985 - present); Director of Oxford
                    (corporate advisory services company) (1997 - 2004 and        Analytica, Inc. (2008 - present); and Director
                    2008 - present); Executive Vice President and Chief Finan-    of New York Mortgage Trust (publicly traded
                    cial Officer, I-trax, Inc. (publicly traded health care       mortgage REIT) (2004 - 2009)
                    services  company) (2004 - 2007); and Executive Vice
                    President and Chief Financial Officer, Pedestal Inc.
                    (internet-based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)   President, Bush International, LLC (international financial   Director of Marriott International, Inc. (2008 -
                    advisory firm) (1991 - present); Managing Director, Fed-      present); Director of Discover Financial Services
                    eral Housing Finance Board (oversight of Federal Home         (credit card issuer and electronic payment ser-
                    Loan Bank system) (1989 - 1991); Vice President and           vices) (2007 - present); Former Director of
                    Head of International Finance, Federal National Mortgage      Briggs & Stratton Co. (engine manufacturer)
                    Association (1988 - 1989); U.S. Alternate Executive Direc-    (2004 - 2009); Director of UAL Corporation
                    tor, International Monetary Fund (1984 - 1988); Executive     (airline holding company) (2006 - present);
                    Assistant to Deputy Secretary of the U.S. Treasury, U.S.      Director of ManTech International Corporation
                    Treasury Department (1982 - 1984); and Vice President         (national security, defense, and intelligence
                    and Team Leader in Corporate Banking, Bankers Trust Co.       technology firm) (2006 - present); Member,
                    (1976 - 1982)                                                 Board of Governors, Investment Company Insti-
                                                                                  tute (2007 - present); Former Director of Brady
                                                                                  Corporation (2000 - 2007); Former Director of
                                                                                  Mortgage Guaranty Insurance Corporation (1991
                                                                                  - 2006); Former Director of Millennium Chemi-
                                                                                  cals, Inc. (commodity chemicals) (2002 -
                                                                                  2005); Former Director, R.J. Reynolds Tobacco
                                                                                  Holdings, Inc. (tobacco) (1999 - 2005); and
                                                                                  Former Director of Texaco, Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------

                Pioneer Global High Yield Fund | Annual Report | 10/31/10    81

-------------------------------------------------------------------------------
                                Position Held       Length of Service
Name and Age                    with the Fund       and Term of Office
-------------------------------------------------------------------------------
Benjamin M. Friedman (66)       Trustee             Trustee since 2008.
                                                    Serves until a successor
                                                    trustee is elected or
                                                    earlier retirement or
                                                    removal.
-------------------------------------------------------------------------------
Margaret B.W. Graham (63)       Trustee             Trustee since 2001.
                                                    Serves until a successor
                                                    trustee is elected or
                                                    earlier retirement or
                                                    removal.
-------------------------------------------------------------------------------
Thomas J. Perna (60)            Trustee             Trustee since 2006.
                                                    Serves until a successor
                                                    trustee is elected or
                                                    earlier retirement or
                                                    removal.
-------------------------------------------------------------------------------
Marguerite A. Piret (62)        Trustee             Trustee since 2001.
                                                    Serves until a successor
                                                    trustee is elected or
                                                    earlier retirement or
                                                    removal.
-------------------------------------------------------------------------------
Stephen K. West (82)            Trustee             Trustee since 2001.
                                                    Serves until a successor
                                                    trustee is elected or
                                                    earlier retirement or
                                                    removal.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)   William Joseph Maier Professor of Political Economy,           Trustee, Mellon Institutional Funds
                            Harvard University (1972 - present)                            Investment Trust and Mellon
                                                                                           Institutional Funds Master Portfolio
                                                                                           (oversaw 17 portfolios in fund complex)
                                                                                           (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary,     None
                            The Winthrop Group, Inc. (consulting firm) (1982 -
                            present); Desautels Faculty of Management, McGill Univer-
                            sity (1999 - present); and Manager of Research Opera-
                            tions and Organizational Learning, Xerox PARC, Xerox's
                            Advance Research Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc.         Director, Broadridge Financial
                            (technology products for securities lending industry) (2008    Solutions, Inc. (investor communications
                            - present); Private investor (2004 - 2008); and Senior         and securities processing provider for
                            Executive Vice President, The Bank of New York (financial      financial services industry) (2009 -
                            and securities services) (1986 - 2004)                         present); and Director, Quadriserv, Inc.
                                                                                           (2005 - present)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret &        Director of New America High Income
                            Company, Inc. (investment banking firm) (1981 - present)       Fund, Inc. (closed-end investment
                                                                                           company) (2004 - present); and Member,
                                                                                           Board of Governors, Investment Company
                                                                                           Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm)             Director, The Swiss Helvetia Fund, Inc.
                            (1998 - present); and Partner, Sullivan & Cromwell LLP         (closed-end investment company); and
                            (prior to 1998)                                                Director, AMVESCAP, PLC (investment
                                                                                           manager) (1997 - 2005)
-----------------------------------------------------------------------------------------------------------------------------------

82  Pioneer Global High Yield Fund | Annual Report | 10/31/10

Fund Officers

--------------------------------------------------------------------------------
                               Position Held             Length of Service
Name and Age                   with the Fund             and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (45)     Secretary                 Since 2010. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (49)         Assistant Secretary       Since 2010. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Thomas Reyes (47)              Assistant Secretary       Since 2010. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Mark E. Bradley (50)           Treasurer                 Since 2008. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Luis I. Presutti (45)          Assistant Treasurer       Since 2001. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------
Gary Sullivan (52)             Assistant Treasurer       Since 2002. Serves at
                                                         the discretion of the
                                                         Board.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                 Principal Occupation                                                   Held by this Officer
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Vice President and Associate General Counsel of Pioneer since          None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and            None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager-Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)            Counsel of Pioneer since June 2007 and Assistant Secretary of          None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President-Fund Accounting, Administration and Controller-         None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and          None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------

                 Pioneer Global High Yield Fund | Annual Report | 10/31/10    83

--------------------------------------------------------------------------------
                              Position Held               Length of Service
Name and Age                  with the Fund               and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (30)         Assistant Treasurer         Since 2009. Serves at
                                                          the discretion of the
                                                          Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance            Since 2010. Serves at
                              Officer                     the discretion of the
                                                          Board.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age            Principal Occupation                                                   Held by this Officer
--------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)   Fund Administration Manager - Fund Accounting, Administration          None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds       None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
--------------------------------------------------------------------------------------------------------------------

84  Pioneer Global High Yield Fund | Annual Report | 10/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                 www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19382-04-0610



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $84,486 in 2010 and $47,800 in 2009.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October 31, 2010 and 2009.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 for 2010 and $8,290 for 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other services provided to the Fund during the fiscal years ended October 31, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2010 and 2009, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,580 in 2010 and $8,290 in 2009.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 30, 2010

* Print the name and title of each signing officer under his or her signature.